UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06637

The UBS Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq. UBS Asset Management One North Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Copy to:
Jana L. Cresswell, Esq. Stradley Ronon Stevens & Young, LLP 2500 Market Street, Suite 2600 Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 888-793 8637

Date of fiscal year end: June 30

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

The UBS Funds

Semiannual Report | December 31, 2022

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President's letter

February 27, 2023

Dear Shareholder,

In the second half of 2022, markets remained volatile, and investors remained wary. Central banks across the globe continued to combat inflation, leading to increases in interest rates across major markets. After hitting a four decade high of 9.1% annualized in June, total US inflation for the 12 months ending in December dropped to 6.5%. Unlike the first half of the year, inflation moderated, mostly driven by falling energy and food prices and fading supply chain pressures. The US Federal Reserve while still on the quest to reduce inflation, continued to hike interest rates and reduce the size of its balance sheet, although speed of rate hikes moderated.

On the growth front, in the US, while manufacturing retreated according to the Institute for Supply Management (ISM), consumer spending has been resilient, and job and wage growth has been persistently strong. US Treasury Secretary Janet Yellen said recently the economy remains "strong and resilient," and that "you don't have a recession when you have 500,000 jobs added in a month and the lowest unemployment rate in more than 50 years."

US stocks (measured by the S&P 500 Index) toggled in and out of bear market territory throughout 2022, reaching a low point in early October 2022 and recovering somewhat as the year drew to a close. While we saw improvement in the performance of equity markets in the fourth quarter, they still present a challenge to navigate; for instance, the shift in performance and opportunity between value and growth equities. Growth had been dominant for over ten years, but with the high inflation and rising interest rates, performance turned around, and value became resurgent.

Meanwhile fixed income broadly saw extensive repricing in 2022 as rates rose. All longer-term US fixed income assets, including Treasurys, experienced negative returns in 2022, given a sizable shift in US interest rates. Coming into 2023 we see opportunity in fixed income, particularly for active managers, because the higher yields are far more attractive even in the face of potential future rate increases.

These kinds of market shifts and reversals underscore the importance of diversification, particularly in an environment where macroeconomic uncertainty and market volatility continue to run high. As active managers, we aim to take advantage of these challenges and market mis-pricings that may occur along the way to seek value for our clients.

As always, we thank you for being a part of the UBS family of funds.

Sincerely,

Igor Lasun
President
The UBS Funds
Managing Director
UBS Asset Management (Americas) Inc.

The markets in review

Economic headwinds increase

The global economy faced several headwinds during the reporting period, leading to expectations for weaker growth and perhaps a recession. In its October 2022 World Economic Outlook Update, the International Monetary Fund ("IMF") lowered its expectation for gross domestic product ("GDP") in 2022, saying, "The global economy is experiencing a number of turbulent challenges. Inflation higher than seen in several decades, tightening financial conditions in most regions, Russia's invasion of Ukraine, and the lingering COVID-19 pandemic all weigh heavily on the outlook. The normalization of monetary and fiscal policies that delivered unprecedented support during the pandemic has dampened demand, as policymakers aim to lower inflation back to target." For 2022, the IMF projects US GDP to grow 1.6% versus 5.7% in 2021, 3.1% in the eurozone versus 5.2% in 2021, 3.6% in the UK compared to 7.4% in 2021, and 1.7% in Japan—unchanged from 2021.

With US inflation hitting a 40-year high in May 2022, the Federal Reserve Board ("the Fed") continued to aggressively raise interest rates over the reporting period. After raising rates three times during the first half of 2022, the Fed hiked rates four additional times over the six months ended December 31, 2022. In total for the year, the Fed raised rates 4.25%, the most since 1980. At the end of 2022, the federal funds rate was in a range between 4.25% and 4.50%, the highest since 2007. Elsewhere, the Bank of England ("BoE") and the European Central Bank ("ECB") raised rates a total of 3.50% and 2.50%, respectively, in 2022. At the end of the year, rates in both regions were the highest since 2008. In contrast, the Bank of Japan (the "BoJ") maintained its loose monetary policy. However, in December 2022, the BoJ raised the target range for its 10-year bond from 0.25% to 0.50%, which could be its first step to ending its accommodative monetary stance. Elsewhere, with inflation remaining elevated in emerging market countries, their central backs also pushed rates higher.

Global equities produce mixed results

Global equities were weak during the third quarter of 2022 against a backdrop of elevated inflation and aggressive monetary policy tightening. The repercussions from the war in Ukraine and several geopolitical issues also weighed on investor sentiment. The market then rallied in the fourth quarter. This was due to several factors, including signs of moderating inflation, hopes that the Fed would be less aggressive in terms of rate hikes in 2023, and that the central bank could orchestrate a "soft landing" for the economy. For the six-months ended December 31, 2022, the S&P 500 Index1 returned 2.31%, but fell 18.11% in 2022. Outside the US, international developed equities, as measured by the MSCI EAFE Index (net),2 gained 6.36% during the reporting period and -14.45% in 2022. Emerging markets equities were weak, as the MSCI Emerging Markets Index (net)3 returned -2.99% during the reporting period and -20.09% in 2022.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

The overall fixed income market declines

The overall global fixed income market declined, as most central banks continued to aggressively raise interest rates in an attempt to bring down inflation. In the US, short- and long-term US Treasury yields moved sharply higher. For the six months ended December 31, 2022, the yield on the US 10-year Treasury rose from 2.98% to 3.88%. 10-year government bond yields outside the US also moved higher. (Bond yields and prices tend to move in the opposite direction.) For the six-month reporting period as a whole, the overall US bond market, as measured by the Bloomberg US Aggregate Index,4 returned -2.97%. In contrast, riskier fixed income securities generated positive returns. High yield bonds, as measured by the ICE BofAML US High Yield Index,5 gained 3.28%. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),6 rose 2.93% during the reporting period.

4  The Bloomberg US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The ICE BofAML US High Yield Index is an unmanaged index that tracks the performance of US dollar denominated, below investment-grade rated corporate debt publicly issued in the US domestic market.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS All China Equity Fund

Portfolio performance

For the six months ended December 31, 2022, the UBS All China Equity Fund (the "Fund") returned -15.60%. The Fund's benchmark, the MSCI China All Shares Index (net) (the "Index"), returned -13.41% over the same time period. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's performance was driven primarily by stock selection decisions.

Portfolio performance summary1

What worked:

•  In terms of stock selection, CSPC Pharmaceutical Group was the top contributor to performance. The company is seeing its traditional drug business stabilize, while its COVID-related mRNA vaccine is on the path to being the first domestically approved vaccine and can potentially enter a multibillion dollar market space.

•  Several other stock selection decisions benefited performance during the reporting period.

  – Shares of Ping An Insurance rallied after the Chinese government announced easing of COVID restrictions and more concrete support measures to support the property sector. This would enable more face-to-face meetings with customers. The stock had been overly penalized on its risk exposure to the property market.

  – Shares of SSY Group outperformed as investor sentiment improved on expectations that price pressures from its centralized procurement negotiations may be easing. The company expects to see growing revenue from its bulk pharmaceuticals business and approval for multiple products from the National Medical Products Administration.

  – Anhui Gujing Distillery was additive for performance. The company is expected to execute better on its sales and marketing with the introduction of an incentive program. This would translate into better longer-term revenues. Towards the end of the year, the Chinese government announced easing of COVID restrictions, which should drive a rebound in consumer spending, including social gatherings and dining in and, therefore, improve demand.

  – Our decision to underweight Alibaba contributed to relative performance. Alibaba faces continued regulatory concerns and weaker performance due to COVID lockdowns during much of the reporting period.

What didn't work:

•  Certain stock selection decisions detracted from performance during the six-month period.

  – The Fund's investment in Yunnan Energy New Material negatively impacted returns. Its shares fell after news that its two founders were under 'residential surveillance' and an investigation related to their supply of materials to the tobacco industry. Though the tobacco industry is a small part of its business, this development weighed on market sentiment. We are monitoring the stock.

  – Shares of NetEase detracted from performance despite its recent rally given to the pivot of the country's zero-COVID policy. For the reporting period as a whole, shares of NetEase were down due to previous expectations that the weak economy caused by lockdowns may impact its revenue growth as gaming spending is more of a discretionary item. We continue to hold the stock.

  – Shares of Hangzhou Silan fell due to investor concerns about the spillover effect of the weakness in the electronics space and low consumer demand. We continue to hold the stock.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS All China Equity Fund

  – Shares of Country Garden Services underperformed during the reporting period despite the recent rally brought about by more supportive measures for the real estate sector. The company had been acquiring other property management companies and assets and investors were concerned if those could be successfully integrated. There were also concerns whether the company's affiliate, Country Garden Holdings, might face debt distress. We continue to hold the stock.

  – Shares of Jinke Smart Services declined during the reporting period, as the company posted disappointing results and potentially will have to increase impairment provision from its parent company Jinke Property. As a result, we sold our position in the company.

Portfolio highlights

•  Tencent is the leading company in China's PC/mobile internet market, and provides services such as instant messaging, online gaming, social community, news and online music. Tencent has established several powerful online service platforms and accumulated a huge number of loyal customers. With its current strong position, we expect the company to ride on the mature business models and consistently grow its business going forward. Fast-growing online games—along with newly emerging mobile games, which is one of the largest revenue-generating segments—will likely contribute most to the company going forward.

•  Kweichow Moutai engages in the manufacture and distribution of Moutai liquor series products. Moutai is a Chinese premium liquor brand with strong pricing power and growth visibility. The share price is attractively valued, and the company offers the potential to benefit from state-owned enterprise (SOE) reform.

•  China Merchants Bank has the leading retail banking franchise in China. This was built up over many years due to an early focus on the segment, while large state-owned enterprise banks were focusing on corporations. We believe China Merchants Bank is well-positioned to benefit from China's growing wealth, which would drive demand for wealth management products and financial advice.

•  NetEase is a leading online game company in China. It has a good track record for delivering blockbuster games, and has posted healthy growth for more than 10 years. We believe that NetEase continues to have a strong game pipeline and will be able to deliver new revenue streams. We believe the company is well-positioned as a leading player in China's online entertainment sectors, particularly online games and music.

•  Alibaba is a large e-commerce company. We believe that e-commerce penetration will continue to grow in China, even in the midst of a retail slowdown. Thus, we consider it a more defensive part of retail sales, and we believe Alibaba has the strongest position in China's e-commerce space.

•  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2022. The views and opinions in the letter were current as of February 23, 2023. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS All China Equity Fund

Average annual total returns for periods ended 12/31/22 (unaudited)

	6 months	1 year	Since inception
Class P1,3	(15.60)%	(24.96)%	(28.46)%
Class P2[2,3]	(15.23)	N/A	(11.64)
MSCI China All Shares Index (net)[4]	(13.41)	(23.61)	(23.22)

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2022 prospectuses were as follows: Class P—19.96% and 1.11% and Class P2—7.66% and 0.31%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2023, do not exceed 1.10% for Class P shares. The Advisor has also entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and retained administration fees, and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy related expenses), through the period ending October 28, 2023, do not exceed 0.30% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P is February 24, 2021.

2  Inception date of Class P2 is April 21, 2022.

3  Class P and Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P and Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI China All Shares Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes,using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses. Inception return for the Index is shown as of the inception date of the oldest share class: February 24, 2021.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS All China Equity Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2022

Top ten holdings

Tencent Holdings Ltd.	10.1%
Kweichow Moutai Co. Ltd., Class A	9.7
China Merchants Bank Co. Ltd., Class H	9.5
NetEase, Inc.	9.2
Ping An Insurance Group Co. of China Ltd., Class H	4.5
Ping An Bank Co. Ltd., Class A	4.0
Hong Kong Exchanges & Clearing Ltd.	3.7
Meituan, Class B	3.2
CSPC Pharmaceutical Group Ltd.	3.0
China Resources Land Ltd.	3.0
Total	59.9%

Top five issuer breakdown by country or territory of origin

China	90.7%
Hong Kong	7.5
United States	2.3
Total	100.6%

Common stocks
Automobiles	0.4%
Banks	13.4
Beverages	13.2
Capital markets	3.7
Chemicals	2.5
Construction materials	0.7
Diversified consumer services	0.7
Diversified financial services	1.3
Entertainment	9.5
Food products	4.1
Household durables	0.5
Insurance	5.8
Interactive media & services	10.1
Internet & direct marketing retail	6.3
IT services	1.4
Life sciences tools & services	5.7
Pharmaceuticals	8.1
Real estate management & development	6.2
Semiconductors & semiconductor equipment	1.5
Textiles, apparel & luxury goods	0.6
Tobacco	0.5
Transportation infrastructure	2.1
Total common stocks	98.3
Short-term investments	2.2
Total investments	100.5
Liabilities in excess of other assets	(0.5)
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS All China Equity Fund

Portfolio of investments

December 31, 2022 (unaudited)

	Number of shares	Value
Common stocks: 98.3%
China: 90.8%
Alibaba Group Holding Ltd.*	5,400	$59,670
Anhui Conch Cement Co. Ltd., Class H	6,500	22,734
Anhui Gujing Distillery Co. Ltd., Class B	5,200	83,275
China Jinmao Holdings Group Ltd.	82,000	17,649
China Merchants Bank Co. Ltd., Class H	56,500	315,962
China Resources Land Ltd.	22,000	100,763
Chinasoft International Ltd.*	52,000	45,235
Country Garden Services Holdings Co. Ltd.	13,000	32,377
CSPC Pharmaceutical Group Ltd.	96,000	100,853
Far East Horizon Ltd.[1]	56,000	43,764
Hainan Meilan International Airport Co. Ltd., Class H*	23,000	69,983
Hangzhou Silan Microelectronics Co. Ltd., Class A	8,500	40,093
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	21,600	96,322
JD.com, Inc., Class A	1,509	42,570
Jiangsu Hengrui Medicine Co. Ltd., Class A	7,500	41,569
Joinn Laboratories China Co. Ltd., Class H2	14,980	76,671
Kingsoft Corp. Ltd.	3,000	10,031
Kweichow Moutai Co. Ltd., Class A	1,300	322,957
Li Auto, Inc., ADR*	682	13,913
Li Ning Co. Ltd.	2,500	21,700
Longfor Group Holdings Ltd.[1,2]	18,000	56,038
LONGi Green Energy Technology Co. Ltd., Class A	1,640	9,970
Meituan, Class B*,2	4,800	107,433
Midea Group Co. Ltd., Class A	2,100	15,648
NetEase, Inc.	21,000	308,054
Ping An Bank Co. Ltd., Class A	70,000	132,514
Ping An Insurance Group Co. of China Ltd., Class H	22,500	148,886
Smoore International Holdings Ltd.[1,2]	11,000	17,080
TAL Education Group, ADR*	3,168	22,334
	Number of shares	Value
Common stocks—(concluded)
China—(concluded)
Tencent Holdings Ltd.	7,900	$338,046
Wanhua Chemical Group Co. Ltd., Class A	1,400	18,659
Wuliangye Yibin Co. Ltd., Class A	1,300	33,790
Wuxi AppTec Co. Ltd. Class H2	5,600	59,154
Wuxi Biologics Cayman, Inc.*,2	7,000	53,674
Yihai International Holding Ltd.*	12,000	42,432
Yunnan Baiyao Group Co. Ltd., Class A	6,020	47,074
Yunnan Energy New Material Co. Ltd., Class A	3,400	64,213
		3,033,090
Hong Kong: 7.5%
AIA Group Ltd.	4,000	44,482
Hong Kong Exchanges & Clearing Ltd.	2,900	125,282
SSY Group Ltd.	148,000	81,722
		251,486
Total common stocks (cost $4,160,178)		3,284,576
Short-term investments: 2.2%
Investment companies: 2.2%
State Street Institutional U.S. Government Money Market Fund, 4.120%[3] (cost $75,443)	75,443	75,443
Total investments: 100.5% (cost $4,235,621)		3,360,019
Liabilities in excess of other assets: (0.5%)		(17,965)
Net assets: 100.0%		$3,342,054

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS All China Equity Fund

Portfolio of investments

December 31, 2022 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$1,403,878	$1,880,698	$—	$3,284,576
Short-term investments	—	75,443	—	75,443
Total	$1,403,878	$1,956,141	$—	$3,360,019

At December 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $370,050, represented 11.1% of the Fund's net assets at period end.

3  Rates shown reflect yield at December 31, 2022.

See accompanying notes to financial statements.

UBS Dynamic Alpha Fund

Portfolio performance

For the six months ended December 31, 2022 (the "reporting period"), Class A shares of UBS Dynamic Alpha Fund (the "Fund`") returned 0.65% (Class A shares returned -4.96% after the deduction of the maximum sales charge), while Class P shares returned 0.91%. For purposes of comparison, the ICE BofA US Treasury 1-5 Year Index returned -1.35% during the same time period, the MSCI World Index (net) returned 2.97%, and the FTSE One-Month US Treasury Bill Index returned 1.36%. (Class P shares have lower expenses than other share classes of the Fund.) Returns for all share classes over various time periods are shown on page 12; (please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Overall, the Fund delivered positive absolute returns in a challenging market environment of highly volatile but, on average, flat equity markets and rising yields. The strategy was in-line with its cash plus objective over the reporting period.

Portfolio performance summary1

•  The portfolio's strategic allocation to equities was additive, while fixed income detracted from performance.

  – Our strategic allocation to global equities delivered marginally positive returns over the reporting period, with steep to moderate drawdowns during summer and a recovery during the fourth quarter of 2022. In terms of the latter, falling inflation expectations and hopes for less aggressive monetary tightening drove the market higher.

  – Fixed income was a slight detractor overall as yields rose over the reporting period. An exception was high-yield corporate bonds, which were additive for returns due to narrowing credit spreads.

•  Overall, market allocation decisions contributed to results.

  – We maintained an equity underweight for most of the reporting period to limit portfolio drawdowns. Over the six months ended December 31, 2022, this decision slightly detracted from performance as the underweight was more pronounced during the fourth quarter of the year when equities rallied.

  – Within equities, we assumed a pro-cyclical value position for most of the reporting period, with the rationale of further earnings upside from a reopening of the global economy. Most of the trades within this category contributed significantly to performance, such as long Stoxx600 Banks versus Eurostoxx50, long FTSE MIB Italy versus Stoxx50 and long MSCI World Value versus the market positions.

  – Trades that detracted from performance were more defensively minded, such as a long UK versus EuroStoxx50 position and a long Topix versus MSCI World trade, the latter of which performed well during the prior reporting period, but was pressured by a sharp rise in the Japanese yen towards the end of the year.

1  For a detailed commentary on the market environment in general during the reporting period, page 2.

UBS Dynamic Alpha Fund

•  Overall, active currency positions contributed to results.

  – The largest contributor to performance was a short Great Britain pound versus euro trade, which benefited from ongoing headwinds to pan-European growth expectations. Both currencies were supported by hawkish central banks, but weaker growth in the UK and the more pro-cyclical tilt of the Great Britain pound caused it to underperform. Other positive trades were the long Brazilian real versus the US dollar, and a long Mexican peso versus the US dollar. These trades benefited from increasing yield differentials and the expectation of a Chinese reopening supporting emerging market currencies. Slight detractors were a long Japanese yen versus US dollar and short New Zealand dollar versus US dollar positions. We used derivatives, specifically futures and forwards, for risk management purposes and as a tool to help enhance returns across various strategies. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. The use of derivatives contributed to Fund performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2022. The views and opinions in the letter were current as of February 23, 2023. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 12/31/22 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.65%	(5.42)%	0.90%	0.83%
Class P2	0.91	(5.17)	1.16	1.08
After deducting maximum sales charge
Class A1	(4.96)%	(10.67)%	(0.23)%	0.27%
ICE BofAML US Treasury 1-5 Year Index[3]	(1.35)	(5.24)	0.66	0.71
MSCI World Index (net)[4]	2.97	(18.14)	6.14	8.85
FTSE One-Month US Treasury Bill Index[5]	1.36	1.48	1.20	0.71

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2022 prospectuses were as follows: Class A—2.33% and 1.37%; Class P—2.11% and 1.12%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, dividend expense and security loan fees for securities sold short, and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2023, do not exceed 1.35% for Class A shares and 1.10% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The ICE BofA US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The FTSE One-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last one month Treasury Bill issue. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Dynamic Alpha Fund

Portfolio statistics and industry diversification—(unaudited)1,2

As a percentage of net assets as of December 31, 2022

Top ten holdings

U.S. Treasury Bills, 2.739% due 01/26/23	14.2%
U.S. Treasury Bills, 4.507% due 06/15/23	12.3
U.S. Treasury Notes, 0.250% due 05/31/25	3.9
Bundesobligation, 0.010% due 04/11/25	3.8
U.S. Treasury Notes, 0.375% due 04/30/25	2.1
Ireland Government Bonds, 1.000% due 05/15/26	2.1
Canada Government Bonds, 1.500% due 09/01/24	2.0
Japan Government Ten Year Bonds, 0.400% due 03/20/25	2.0
U.S. Treasury Notes, 1.875% due 02/28/27	1.8
Japan Government CPI Linked Bonds, 0.100% due 03/10/26	1.7
Total	45.9%

Top five issuer breakdown by country or territory of origin

United States	52.8%
Germany	5.0
Japan	4.5
France	4.1
United Kingdom	3.8
Total	70.2%
Corporate bonds
Advertising	0.1%
Aerospace & defense	0.1
Agriculture	0.7
Airlines	0.1
Apparel	0.1
Auto manufacturers	0.7
Auto parts & equipment	0.2
Banks	6.7
Biotechnology	0.1
Chemicals	0.8
Commercial services	0.4
Computers	0.2
Diversified financial services	1.3
Electric	3.0
Engineering & construction	0.6
Entertainment	0.2
Gas	0.9
Healthcare-products	0.2
Insurance	2.1
Media	0.3
Miscellaneous manufacturers	0.2
Oil & gas	1.1
Pharmaceuticals	0.4
Pipelines	0.5
Real estate investment trusts	0.7
Retail	0.0	†
Semiconductors	0.1
Software	0.1
Telecommunications	0.5
Transportation	0.3
Water	0.5
Total corporate bonds	23.2
Mortgage-backed securities	0.0	†
Non-U.S. government agency obligations	24.3
U.S. Treasury obligations	38.2
Exchange traded funds	5.1
Short-term investments	0.4
Investment of cash collateral from securities loaned	4.8
Total investments	96.0
Other assets in excess of liabilities	4.0
Net assets	100.0%

†  Amount represents less than 0.05% or (0.05)%.

1  The portfolio is actively managed and its composition will vary over time.

2  Figures represent the breakdown of direct investments of UBS Dynamic Alpha Fund. Figures would be different if a breakdown of the underlying investment companies and exchange traded funds was included.

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds: 23.2%
Australia: 1.1%
APA Infrastructure Ltd. 4.200%, due 03/23/25[2]		15,000	$14,483
Aurizon Network Pty Ltd. 4.000%, due 06/21/24[2]	AUD	30,000	20,110
Ausgrid Finance Pty Ltd. 3.750%, due 10/30/24[2]	AUD	30,000	19,993
Commonwealth Bank of Australia (fixed, converts to FRN on 10/03/24), 1.936%, due 10/03/29[2,3]	EUR	100,000	100,799
Westpac Banking Corp. 2.000%, due 01/13/23		30,000	29,982
(fixed, converts to FRN on 09/21/27), 5.000%, due 09/21/27 [3,4]		80,000	69,600
			254,967
Belgium: 0.4%
Resa SA 1.000%, due 07/22/26[2]	EUR	100,000	96,534
Bermuda: 0.1%
XLIT Ltd. 5.250%, due 12/15/43		20,000	19,423
Canada: 0.4%
Bank of Nova Scotia 5.250%, due 12/06/24		30,000	30,055
Canadian Pacific Railway Co. 1.350%, due 12/02/24		60,000	55,926
TELUS Corp. 3.750%, due 01/17/25	CAD	15,000	10,788
			96,769
France: 2.6%
AXA SA (fixed, converts to FRN on 05/28/29), 3.250%, due 05/28/49[2,3]	EUR	100,000	94,855
Electricite de France SA (fixed, converts to FRN on 01/22/24), 5.625%, due 01/22/24[2,4]		100,000	94,527
SCOR SE (fixed, converts to FRN on 03/13/29), 5.250%, due 03/13/29[2,3,4]		200,000	153,000
Terega SA 2.200%, due 08/05/25[2]	EUR	100,000	103,008
TotalEnergies SE (fixed, converts to FRN on 02/26/25), 2.625%, due 02/26/25[2,3,4]	EUR	100,000	100,131
Unibail-Rodamco-Westfield SE (fixed, converts to FRN on 04/25/26), 2.875%, due 01/25/26[2,3,4]	EUR	100,000	80,171
			625,692
	Face amount[1]		Value
Corporate bonds—(continued)
Germany: 0.4%
Volkswagen International Finance NV 1.125%, due 10/02/23[2]	EUR	100,000	$105,429
Guernsey: 0.4%
Globalworth Real Estate Investments Ltd. 3.000%, due 03/29/25[2]	EUR	100,000	92,982
Ireland: 1.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 1.650%, due 10/29/24		300,000	277,011
Italy: 0.2%
Autostrade per l'Italia SpA 4.375%, due 09/16/25[2]	EUR	50,000	53,100
Mexico: 1.1%
Mexico City Airport Trust 5.500%, due 07/31/47[2]		200,000	154,000
Petroleos Mexicanos 3.750%, due 02/21/24[2]	EUR	100,000	104,690
			258,690
New Zealand: 0.4%
BNZ International Funding Ltd. 0.500%, due 07/03/24[2]	EUR	100,000	102,424
Poland: 0.4%
Tauron Polska Energia SA 2.375%, due 07/05/27[2]	EUR	100,000	85,823
Spain: 1.4%
Banco Santander SA 4.000%, due 01/19/23[2]	AUD	200,000	136,150
Iberdrola International BV (fixed, converts to FRN on 03/26/24), 2.625%, due 12/26/23[2,3,4]	EUR	100,000	103,943
Redexis Gas Finance BV 1.875%, due 04/27/27[2]	EUR	100,000	96,048
			336,141
Switzerland: 0.4%
Argentum Netherlands BV for Swiss Life AG (fixed, converts to FRN on 06/16/25), 4.375%, due 06/16/25[2,3,4]	EUR	100,000	103,760
United Kingdom: 3.6%
AstraZeneca PLC 3.500%, due 08/17/23		30,000	29,745
BAT Capital Corp. 3.557%, due 08/15/27		25,000	22,839
BAT International Finance PLC 0.875%, due 10/13/23[2]	EUR	100,000	104,928
Lloyds Banking Group PLC 2.250%, due 10/16/24[2]	GBP	100,000	114,691

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
United Kingdom—(concluded)
M&G PLC (fixed, converts to FRN on 07/20/24), 3.875%, due 07/20/49[2,3]	GBP	100,000	$116,370
Natwest Group PLC (fixed, converts to FRN on 06/25/23), 4.519%, due 06/25/24[3]		200,000	198,141
Reynolds American, Inc. 4.450%, due 06/12/25		25,000	24,456
Virgin Money UK PLC (fixed, converts to FRN on 04/24/25), 3.375%, due 04/24/26[2,3]	GBP	100,000	111,433
WPP Finance 2010 3.750%, due 09/19/24		25,000	24,209
Yorkshire Water Finance PLC (fixed, converts to FRN on 03/22/23), 3.750%, due 03/22/46[2,3]	GBP	100,000	120,220
			867,032
United States: 9.1%
Air Products and Chemicals, Inc. 2.050%, due 05/15/30		20,000	16,741
Albemarle Corp. 5.450%, due 12/01/44[5]		30,000	27,109
Altria Group, Inc. 4.400%, due 02/14/26		13,000	12,726
Apache Corp. 4.250%, due 01/15/44		60,000	41,966
Aptiv PLC/Aptiv Corp. 2.396%, due 02/18/25		50,000	47,150
AT&T, Inc. 4.350%, due 03/01/29		40,000	38,039
Bank of America Corp. 3.875%, due 08/01/25		80,000	77,871
Baxter International, Inc. 2.600%, due 08/15/26		30,000	27,707
Broadcom, Inc. 3.150%, due 11/15/25		35,000	33,153
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP 3.300%, due 05/01/23[6]		120,000	119,212
5.125%, due 04/01/25[6]		25,000	24,962
Citigroup, Inc. 3.875%, due 10/25/23		110,000	109,049
4.600%, due 03/09/26		20,000	19,644
Comcast Corp. 3.950%, due 10/15/25		35,000	34,276
Costco Wholesale Corp. 1.600%, due 04/20/30		10,000	8,193
CVS Health Corp. 2.625%, due 08/15/24		25,000	24,015
Dell International LLC/EMC Corp. 5.300%, due 10/01/29		60,000	58,680
	Face amount[1]		Value
Corporate bonds—(continued)
United States—(continued)
Duke Energy Carolinas LLC 2.500%, due 03/15/23		35,000	$34,906
Enterprise Products Operating LLC 3.900%, due 02/15/24		20,000	19,693
EQT Corp. 3.900%, due 10/01/27		20,000	18,463
Eversource Energy 2.900%, due 03/01/27		60,000	55,242
Exelon Corp. 3.400%, due 04/15/26		15,000	14,242
General Motors Financial Co., Inc. 4.350%, due 04/09/25		60,000	58,370
Georgia Power Co., Series A, 2.100%, due 07/30/23		25,000	24,565
Gilead Sciences, Inc. 2.500%, due 09/01/23		20,000	19,669
Goldman Sachs Group, Inc. 0.250%, due 01/26/28[2]	EUR	50,000	43,845
3.375%, due 03/27/25[2]	EUR	25,000	26,604
3.500%, due 04/01/25		70,000	67,315
Illinois Tool Works, Inc. 2.650%, due 11/15/26		45,000	41,791
Johnson & Johnson 2.050%, due 03/01/23		30,000	29,890
JPMorgan Chase & Co. 3.200%, due 01/25/23		220,000	219,830
3.625%, due 12/01/27		50,000	46,223
Kinder Morgan, Inc. 5.625%, due 11/15/23[6]		35,000	35,020
Liberty Mutual Group, Inc. 4.569%, due 02/01/29[6]		25,000	23,368
Mastercard, Inc. 2.000%, due 03/03/25		20,000	18,919
Morgan Stanley 4.000%, due 07/23/25		75,000	73,237
4.350%, due 09/08/26		20,000	19,405
MPLX LP 4.250%, due 12/01/27		30,000	28,348
National Rural Utilities Cooperative Finance Corp. 3.700%, due 03/15/29		15,000	13,796
NIKE, Inc. 2.400%, due 03/27/25		20,000	19,103
Oncor Electric Delivery Co. LLC 3.700%, due 11/15/28		25,000	23,577
Oracle Corp. 2.500%, due 04/01/25		20,000	18,857
Paramount Global 4.750%, due 05/15/25		33,000	32,488
Quanta Services, Inc. 0.950%, due 10/01/24		50,000	46,046

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2022 (unaudited)

	Face amount[1]		Value
Corporate bonds—(concluded)
United States—(concluded)
Raytheon Technologies Corp. 3.950%, due 08/16/25		25,000	$24,423
Southern California Edison Co., Series E, 3.700%, due 08/01/25		20,000	19,350
Southern Co. 3.250%, due 07/01/26		35,000	32,910
Thermo Fisher Scientific, Inc. 1.215%, due 10/18/24		20,000	18,770
TWDC Enterprises 18 Corp. 1.850%, due 07/30/26		10,000	9,037
United Airlines Pass-Through Trust, Series 2016-1, Class B, 3.650%, due 01/07/26		30,729	27,803
Verizon Communications, Inc. 3.376%, due 02/15/25		25,000	24,222
3.500%, due 02/17/23[2]	AUD	60,000	40,825
Virginia Electric and Power Co., Series A, 3.800%, due 04/01/28		20,000	18,842
Visa, Inc. 1.900%, due 04/15/27		25,000	22,514
Warnermedia Holdings, Inc. 3.755%, due 03/15/27[6]		50,000	45,026
Williams Cos., Inc. 4.300%, due 03/04/24		35,000	34,577
Xcel Energy, Inc. 4.800%, due 09/15/41		80,000	69,896
			2,181,500
Total corporate bonds (cost $6,097,419)			5,557,277
Mortgage-backed securities: 0.0%†
United States: 0.0%†
LNR CDO IV Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43[6,7,8]		8,000,000	0
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 4.071%, due 04/25/35[9]		61,615	5,857
Total mortgage-backed securities (cost $8,100,804)			5,857
Non-U.S. government agency obligations: 24.3%
Australia: 1.7%
Australia Government Bonds 2.250%, due 05/21/28[2]	AUD	420,000	265,405
2.750%, due 11/21/27[2]	AUD	200,000	130,477
			395,882
	Face amount[1]		Value
Non-U.S. government agency obligations—(continued)
Canada: 2.4%
Canada Government Bonds 1.500%, due 09/01/24	CAD	690,000	$488,809
Canada Housing Trust No. 1 2.350%, due 09/15/23[6]	CAD	120,000	87,260
			576,069
China: 0.5%
China Development Bank 1.250%, due 01/21/23[2]	GBP	100,000	120,708
Colombia: 0.1%
Colombia Government International Bonds 8.125%, due 05/21/24		30,000	30,728
France: 1.5%
Caisse d'Amortissement de la Dette Sociale 1.375%, due 11/25/24[2]	EUR	100,000	103,347
French Republic Government Bonds OAT 0.010%, due 03/25/25[2]	EUR	260,000	261,591
			364,938
Germany: 4.5%
Bundesobligation 0.010%, due 04/11/25[2]	EUR	910,000	920,114
Bundesschatzanweisungen 0.010%, due 06/16/23[2]	EUR	150,000	159,194
			1,079,308
Ireland: 2.1%
Ireland Government Bonds 1.000%, due 05/15/26[2]	EUR	490,000	497,097
Japan: 4.5%
Japan Bank for International Cooperation 0.625%, due 05/22/23		200,000	196,729
Japan Government CPI Linked Bonds 0.100%, due 03/10/26	JPY	49,550,220	391,713
Japan Government Ten Year Bonds 0.400%, due 03/20/25	JPY	63,000,000	483,718
			1,072,160
Mexico: 0.1%
Mexico Government International Bonds 6.750%, due 02/06/24	GBP	20,000	24,421
New Zealand: 2.8%
New Zealand Government Bonds 0.500%, due 05/15/26	NZD	500,000	276,499
New Zealand Government Bonds Inflation-Linked 3.000%, due 09/20/30[2]	NZD	467,020	381,856
			658,355

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2022 (unaudited)

	Face amount[1]		Value
Non-U.S. government agency obligations—(concluded)
Poland: 0.4%
Republic of Poland Government International Bonds 0.010%, due 02/10/25[2]	EUR	90,000	$89,735
Romania: 0.3%
Romania Government International Bonds 2.750%, due 02/26/26[2]	EUR	80,000	80,648
South Korea: 0.8%
Korea Water Resources Corp. 3.875%, due 05/15/23[2]		200,000	199,172
Spain: 0.8%
Spain Government Bonds 1.600%, due 04/30/25[2,6]	EUR	180,000	187,113
Supranationals: 1.6%
Asian Development Bank 1.625%, due 01/24/23		150,000	149,740
Corp. Andina de Fomento 4.500%, due 06/05/25[2]	AUD	35,000	23,301
European Financial Stability Facility 0.500%, due 01/20/23[2]	EUR	80,000	85,587
0.500%, due 07/11/25[2]	EUR	100,000	100,714
European Union 3.000%, due 09/04/26[2]	EUR	30,000	32,154
			391,496
United Kingdom: 0.2%
Bank of England Euro Notes 0.500%, due 04/28/23[2]		40,000	39,485
Total non-U.S. government agency obligations (cost $6,547,551)			5,807,315
U.S. Treasury obligations: 38.2%
United States: 38.2%
U.S. Treasury Bills 2.739%, due 01/26/23[10]		3,400,000	3,393,715
4.507%, due 06/15/23[10]		3,000,000	2,940,318
U.S. Treasury Notes 0.250%, due 05/31/25		1,030,000	935,047
	Face amount[1]	Value
U.S. Treasury obligations—(concluded)
United States—(concluded)
0.375%, due 04/30/25	560,000	$511,087
1.375%, due 09/30/23	320,000	312,200
1.500%, due 02/28/23	210,000	209,036
1.625%, due 04/30/23	310,000	307,118
1.875%, due 02/28/27	460,000	421,295
2.750%, due 11/15/23	100,000	98,297
Total U.S. Treasury obligations (cost $9,289,328)		9,128,113
	Number of shares
Exchange traded funds: 5.1%
United States: 5.1%
iShares MSCI USA Value Factor ETF	2,255	205,521
iShares MSCI International Value Factor ETF[5]	43,319	1,003,701
Total exchange traded funds (cost $1,049,057)		1,209,222
Short-term investments: 0.4%
Investment companies: 0.4%
State Street Institutional U.S. Government Money Market Fund, 4.120%[10] (cost $99,795)	99,795	99,795
Investment of cash collateral from securities loaned: 4.8%
Money market funds: 4.8%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.320%[10] (cost $1,141,725)	1,141,725	1,141,725
Total investments: 96.0% (cost $32,325,679)		22,949,304
Other assets in excess of liabilities: 4.0%		958,469
Net assets: 100.0%		$23,907,773

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2022 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
1	AUD	ASX SPI 200 Index Futures	March 2023	$121,755	$119,013	$(2,742)
1	CAD	S&P TSX 60 Index Futures	March 2023	179,244	172,806	(6,438)
129	EUR	Eurex STOXX 600 Banks Index Futures	March 2023	958,255	964,545	6,290
13	EUR	EURO STOXX 600 Index Futures	March 2023	306,928	295,085	(11,843)
7	EUR	FTSE MIB Index Futures	March 2023	924,299	888,238	(36,061)
11	GBP	FTSE 100 Index Futures	March 2023	988,486	992,862	4,376
1	JPY	TSE TOPIX Index Futures	March 2023	147,747	144,125	(3,622)
16	USD	MSCI Emerging Markets Index Futures	March 2023	779,070	767,520	(11,550)
16	USD	MSCI World Energy Index Futures	March 2023	722,660	721,018	(1,642)
18	USD	MSCI World Small Cap Index Futures	March 2023	1,067,047	1,022,940	(44,107)
6	USD	S&P 500 E-Mini Index Futures	March 2023	1,207,318	1,158,300	(49,018)
Interest rate futures buy contracts:
7	AUD	Australian Bond 10 Year Futures	March 2023	582,176	551,332	(30,844)
6	CAD	Canadian Bond 10 Year Futures	March 2023	557,571	543,058	(14,513)
U.S. Treasury futures buy contracts:
9	USD	U.S. Treasury Note 5 Year Futures	March 2023	973,841	971,367	(2,474)
Total				$9,516,397	$9,312,209	$(204,188)
Index futures sell contracts:
46	EUR	EURO STOXX 50 Index Futures	March 2023	$(1,937,808)	$(1,863,760)	$74,048
13	USD	MSCI World Index Futures	March 2023	(1,097,520)	(1,042,600)	54,920
Interest rate futures sell contracts:
2	EUR	German Euro BOBL Futures	March 2023	(256,135)	(247,809)	8,326
2	GBP	Long Gilt Bond Futures	March 2023	(255,909)	(241,548)	14,361
U.S. Treasury futures sell contracts:
4	USD	U.S. Treasury Note 10 Year Futures	March 2023	(451,668)	(449,188)	2,480
1	USD	U.S. Treasury Ultra Bond Futures	March 2023	(137,271)	(134,312)	2,959
4	USD	Ultra U.S. Treasury Note 10 Year Futures	March 2023	(478,025)	(473,125)	4,900
Total				$(4,614,336)	$(4,452,342)	$161,994
Net unrealized appreciation (depreciation)						$(42,194)

Centrally cleared credit default swap agreements on corporate issues—sell protection11

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[12]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
iTraxx Europe Crossover Series 38 Index	EUR	400	12/20/27	Quarterly	5.000%	$15,619	$4,850	$20,469

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2022 (unaudited)

Centrally cleared credit default swap agreements on credit indices—sell protection11

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[12]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North America High Yield 39 Index	USD	1,160	12/20/27	Quarterly	5.000%	$55,252	$9,477	$64,729

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	COP	657,463,000	USD	137,949	01/12/23	$2,530
BB	USD	380,000	BRL	2,046,300	01/12/23	6,909
BB	USD	1,559,665	COP	7,585,916,000	01/12/23	2,816
BOA	EUR	5,830,000	USD	6,104,202	01/12/23	(140,024)
BOA	USD	1,420,103	BRL	7,690,000	01/12/23	33,901
BOA	USD	2,282,557	NOK	22,680,000	01/12/23	33,277
CIBC	NZD	5,070,000	USD	3,128,735	01/12/23	(90,513)
CIBC	USD	59,114	CAD	80,000	01/12/23	(28)
CITI	USD	333,132	CLP	302,900,000	01/12/23	23,679
GSI	INR	10,510,000	USD	129,721	01/12/23	2,738
HSBC	CHF	120,000	USD	128,645	01/12/23	(1,245)
HSBC	GBP	305,000	AUD	553,246	01/12/23	7,993
HSBC	HKD	865,000	USD	110,591	01/12/23	(257)
JPMCB	GBP	625,000	NOK	7,554,713	01/12/23	15,651
JPMCB	USD	1,980,350	JPY	274,100,000	01/12/23	110,179
MSCI	AUD	1,795,000	USD	1,218,012	01/12/23	(4,514)
MSCI	CAD	3,305,000	USD	2,495,330	01/12/23	54,306
MSCI	CNY	7,560,000	USD	1,070,880	01/12/23	(17,315)
MSCI	EUR	355,000	AUD	555,778	01/12/23	(1,697)
MSCI	GBP	2,260,000	USD	2,694,566	01/12/23	(38,239)
MSCI	PHP	67,100,000	USD	1,172,155	01/12/23	(31,460)
SSC	JPY	19,500,000	USD	143,499	01/12/23	(5,225)
SSC	NOK	1,260,000	GBP	104,859	01/12/23	(1,861)
SSC	USD	357,801	AUD	520,000	01/12/23	(3,643)
SSC	USD	106,770	CNY	740,000	01/12/23	(253)
SSC	USD	197,128	EUR	185,000	01/12/23	1,017
SSC	USD	139,174	GBP	115,000	01/12/23	(116)
SSC	USD	608,814	GBP	515,000	01/12/23	13,927
SSC	USD	282,611	JPY	38,000,000	01/12/23	7,211
SSC	USD	177,360	NZD	290,000	01/12/23	6,778
Net unrealized appreciation (depreciation)						$(13,478)

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2022 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$5,557,277	$—	$5,557,277
Mortgage-backed securities	—	5,857	0	5,857
Non-U.S. government agency obligations	—	5,807,315	—	5,807,315
U.S. Treasury obligations	—	9,128,113	—	9,128,113
Exchange traded funds	1,209,222	—	—	1,209,222
Short-term investments	—	99,795	—	99,795
Investment of cash collateral from securities loaned	—	1,141,725	—	1,141,725
Futures contracts	172,660	—	—	172,660
Swap agreements	—	14,327	—	14,327
Forward foreign currency contracts	—	322,912	—	322,912
Total	$1,381,882	$22,077,321	$0	$23,459,203
Liabilities
Futures contracts	$(214,854)	$—	$—	$(214,854)
Forward foreign currency contracts	—	(336,390)	—	(336,390)
Total	$(214,854)	$(336,390)	$—	$(551,244)

At December 31, 2022, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  In U.S. dollars unless otherwise indicated.

2    Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

3    Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

4    Perpetual investment. Date shown reflects the next call date.

5    Security, or portion thereof, was on loan at the period end.

6    Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $521,961, represented 2.2% of the Fund's net assets at period end.

7    Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

8    Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

9    Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

10    Rates shown reflect yield at December 31, 2022.

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2022 (unaudited)

11    If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

12    Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Portfolio performance

For the six months ended December 31, 2022 (the "reporting period"), Class A shares of UBS Global Allocation Fund (the "Fund") returned -0.68% (Class A shares returned -6.14% after the deduction of the maximum sales charge), while Class P shares returned -0.66%. For comparison purposes, the Fund's benchmark, MSCI All Country World Index (net) returned 2.28% and the FTSE World Government Bond Index (hedged in USD), a secondary benchmark returned -4.16%. In contrast, the Fund's secondary benchmark, the 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (hedged in USD), returned -0.18% during the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 23; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a negative total return during the reporting period. Both tactical asset allocation and security selection detracted from performance.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns in the portfolio. We used a variety of equity and fixed income options, futures and swaps to implement our tactical asset allocation strategy.

Portfolio performance summary

•  Bottom-up security selection detracted from performance.

  – US Large-Cap Value and International Equity strategies contributed to performance. This was offset by the negative impact from Emerging Markets Equity Opportunity and US Large Cap Growth strategies.

•  Active asset allocation decisions detracted from performance.

  – Overall, tactical asset allocation in equities detracted from returns, while fixed income and currency decisions contributed to results.

  – Within equities, the largest detractor was an overweight to Brazil over emerging market equities due to fiscal risk with the new Brazilin President Lula da Silva. In addition, an overweight to Chinese equities detracted from returns due to the country's economic slowdown from stringent COVID-19 measures. However, an overweight to energy over world equities contributed to returns on the news of China's reopening, along with supply constraints driving energy prices higher.

  – Within currency, long positions in the Japanese yen and Mexican peso versus the US dollar contributed to returns. In addition, a short position in more cyclical Asian currencies contributed to returns.

  – Within fixed income, a broad duration underweight contributed to returns over the reporting period. In addition, an overweight to German bunds over UK gilts contributed to performance, as investors focused on rising central bank rate hikes and inflation, in addition to the UK's economic outlook.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2022. The views and opinions in the letter were current as of February 23, 2023. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Global Allocation Fund

Average annual total returns for periods ended 12/31/22 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.68)%	(16.99)%	2.20%	4.24%
Class P2	(0.66)	(16.80)	2.43	4.50
After deducting maximum sales charge
Class A1	(6.14)%	(21.56)%	1.05%	3.65%
MSCI All Country World Index (net)[3]	2.28	(18.36)	5.23	7.98
FTSE World Government Bond Index (Hedged in USD)[4]	(4.16)	(12.86)	(0.06)	1.52
60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD)[5]	(0.18)	(15.94)	3.46	5.61

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2022 prospectuses were as follows: Class A—1.48% and 1.29%; Class P—1.20% and 1.04%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2023, do not exceed 1.20% for Class A shares and 0.95% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The FTSE World Government Bond Index (Hedged in USD) is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity and is hedged back to the US dollar. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD) is a unmanaged blended benchmark compiled by the Advisor. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Fund made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Global Allocation Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2022

Top ten fixed income holdings

U.S. Treasury Bills, 2.880% due 01/26/23	4.6%
New Zealand Government Bonds Inflation-Linked, 2.000% due 09/20/25	1.7
UMBS TBA, 2.500%	0.9
UMBS TBA, 3.500%	0.7
UMBS TBA, 2.000%	0.7
UMBS TBA, 3.000%	0.7
U.S. Treasury Notes, 1.625% due 11/30/26	0.6
U.S. Treasury Notes, 0.625% due 08/15/30	0.6
U.S. Treasury Notes, 1.375% due 09/30/23	0.5
FHLMC, 2.000% due 02/01/51	0.4
Total	11.4%

Top ten equity holdings

Energy Select Sector SPDR Fund ETF	1.6%
AbbVie, Inc.	1.3
Microsoft Corp.	1.1
Apple, Inc.	1.1
Shell PLC	1.1
Amazon.com, Inc.	0.8
Alphabet, Inc., Class A	0.7
AIA Group Ltd.	0.7
Williams Cos., Inc.	0.6
Novartis AG, Registered Shares	0.6
Total	9.6%

Top five issuer breakdown by country or territory of origin2

United States	60.9%
Japan	3.9
United Kingdom	2.5
Netherlands	1.9
New Zealand	1.7
Total	70.9%

1  The portfolio is actively managed and its composition will vary over time.

2  Figures represent the direct investments of UBS Global Allocation Fund. If a breakdown of the underlying investment companies and exchange traded funds was included, the country or territory of origin breakdown would be as follows: United States: 56.0%, Canada: 10.2%, United Kingdom: 8.1%, Japan: 4.9%, and China: 4.8%.

UBS Global Allocation Fund

Portfolio statistics and industry diversification—(unaudited)

As a percentage of net assets as of December 31, 2022

Common stocks
Aerospace & defense	0.4%
Airlines	0.2
Auto components	0.8
Automobiles	0.2
Banks	2.6
Beverages	1.0
Biotechnology	2.0
Capital markets	1.1
Chemicals	1.2
Consumer finance	0.3
Diversified financial services	0.8
Diversified telecommunication services	0.8
Electric utilities	0.5
Electrical equipment	0.5
Electronic equipment, instruments & components	0.4
Entertainment	1.1
Equity real estate investment trusts	0.5
Food & staples retailing	0.3
Food products	1.0
Health care equipment & supplies	1.5
Health care providers & services	1.0
Hotels, restaurants & leisure	1.0
Household durables	0.4
Industrial conglomerates	0.2
Insurance	1.3
Interactive media & services	0.8
Internet & direct marketing retail	0.8
IT services	1.2
Leisure products	0.2
Life sciences tools & services	0.8
Machinery	0.9
Media	0.4
Metals & mining	0.3
Multiline retail	0.4
Oil, gas & consumable fuels	2.4
Personal products	1.0
Pharmaceuticals	1.1
Professional services	0.4
Road & rail	0.8
Semiconductors & semiconductor equipment	1.5
Software	3.3
Specialty retail	0.5
Technology hardware, storage & peripherals	1.3
Textiles, apparel & luxury goods	0.8
Tobacco	0.5
Trading companies & distributors	1.1
Wireless telecommunication services	0.2
Total common stocks	41.8
Exchange traded funds	1.6%
Investment companies	20.1
Asset-backed securities	2.7
Mortgage-backed securities	0.8
Non-U.S. government agency obligations	4.7
U.S. government agency obligations	6.8
U.S. Treasury obligations	8.4
Short-term investments	14.3
Investment of cash collateral from securities loaned	1.2
Total investments	102.4
Liabilities in excess of other assets	(2.4)
Net assets	100.0%

UBS Global Allocation Fund

Portfolio of investments

December 31, 2022 (unaudited)

	Number of shares	Value
Common stocks: 41.8%
Australia: 0.3%
Glencore PLC	91,552	$610,528
Austria: 0.4%
BAWAG Group AG*,1	14,726	784,752
Canada: 0.5%
Canadian Pacific Railway Ltd.[2]	12,026	896,621
Denmark: 0.4%
Genmab A/S*	1,676	708,604
France: 0.7%
Cie Generale des Etablissements Michelin SCA	18,443	513,772
Pernod Ricard SA	2,991	588,397
Ubisoft Entertainment SA*	6,744	190,523
		1,292,692
Germany: 1.3%
CTS Eventim AG & Co. KGaA*	8,870	563,058
Infineon Technologies AG	20,377	619,295
Knorr-Bremse AG	7,901	429,833
SAP SE	6,443	665,180
		2,277,366
Hong Kong: 0.7%
AIA Group Ltd.	106,217	1,172,995
India: 0.5%
HDFC Bank Ltd., ADR	12,968	887,141
Ireland: 0.6%
AIB Group PLC[2]	263,358	1,010,874
Italy: 0.4%
PRADA SpA	136,400	765,723
Japan: 3.2%
ITOCHU Corp.[2]	25,200	790,593
JTOWER, Inc.*,2	10,100	461,884
Keyence Corp.	800	310,596
Nippon Telegraph & Telephone Corp.	35,200	1,003,851
ORIX Corp.	54,800	877,165
Shin-Etsu Chemical Co. Ltd.	4,000	488,449
SoftBank Group Corp.	10,200	431,388
Sony Group Corp.	9,500	724,105
TechnoPro Holdings, Inc.[2]	19,400	516,491
		5,604,522
Netherlands: 1.9%
Heineken Holding NV	5,597	432,259
Koninklijke Philips NV	30,613	460,640
OCI NV2	13,669	488,700
Shell PLC	67,456	1,901,640
		3,283,239
South Korea: 0.2%
Samsung Electronics Co. Ltd.	9,362	410,928
	Number of shares	Value
Common stocks—(continued)
Spain: 0.4%
Banco de Sabadell SA	783,919	$736,855
Sweden: 0.4%
Hexpol AB	61,295	654,016
Switzerland: 1.3%
Alcon, Inc.	11,683	801,675
Novartis AG, Registered Shares	11,681	1,057,100
Wizz Air Holdings PLC*,1,2	15,980	365,395
		2,224,170
United Kingdom: 2.1%
Ashtead Group PLC	13,079	742,949
British American Tobacco PLC	20,656	817,113
London Stock Exchange Group PLC	8,525	732,478
Ocado Group PLC*,2	22,115	164,160
Spectris PLC	12,835	464,969
Unilever PLC	14,719	738,552
		3,660,221
United States: 26.5%
Abbott Laboratories	2,371	260,312
AbbVie, Inc.	13,628	2,202,421
Advanced Micro Devices, Inc.*	6,282	406,885
AGCO Corp.	1,369	189,867
Agilent Technologies, Inc.	1,811	271,016
Airbnb, Inc., Class A*	120	10,260
Akamai Technologies, Inc.*	6,981	588,498
Albemarle Corp.	562	121,875
Allstate Corp.	3,451	467,956
Alphabet, Inc., Class A*	13,353	1,178,135
Amazon.com, Inc.*	16,558	1,390,872
Ameriprise Financial, Inc.	2,767	861,561
APA Corp.	14,593	681,201
Apple, Inc.	14,646	1,902,955
Aptiv PLC*	9,606	894,607
Bio-Rad Laboratories, Inc., Class A*	1,525	641,247
BJ's Wholesale Club Holdings, Inc.*	4,574	302,616
Block, Inc.*	2,809	176,518
Broadcom, Inc.	1,072	599,387
Brunswick Corp.	3,902	281,256
Bunge Ltd.	9,672	964,975
Centene Corp.*	2,024	165,988
CF Industries Holdings, Inc.	4,192	357,158
Charles Schwab Corp.	4,893	407,391
Chipotle Mexican Grill, Inc.*	267	370,460
Comcast Corp., Class A	20,999	734,335
Constellation Brands, Inc., Class A	1,818	421,321
Cooper Cos., Inc.	1,068	353,156
Crown Castle, Inc.	1,600	217,024
Dexcom, Inc.*	1,907	215,949
Dollar Tree, Inc.*	5,029	711,302
Eli Lilly & Co.	2,625	960,330
EOG Resources, Inc.	1,823	236,115
EQT Corp.	3,695	125,002

UBS Global Allocation Fund

Portfolio of investments

December 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Expedia Group, Inc.*	2,365	$207,174
Exxon Mobil Corp.	1,289	142,177
Fidelity National Information Services, Inc.	3,657	248,127
Fortinet, Inc.*	5,732	280,237
Haleon PLC*	250,926	992,818
HealthEquity, Inc.*	2,476	152,621
Honeywell International, Inc.	1,830	392,169
HubSpot, Inc.*	1,164	336,547
Ingersoll Rand, Inc.	17,645	921,951
IQVIA Holdings, Inc.*	2,434	498,702
Laboratory Corp. of America Holdings	3,039	715,624
Las Vegas Sands Corp.*	16,297	783,397
LivaNova PLC*	8,300	460,982
Lowe's Cos., Inc.	2,187	435,738
Lululemon Athletica, Inc.*	1,020	326,788
Marsh & McLennan Cos., Inc.	3,597	595,232
Marvell Technology, Inc.	9,566	354,325
Mastercard, Inc., Class A	2,710	942,348
McDonald's Corp.	1,291	340,217
Meta Platforms, Inc., Class A*	1,110	133,577
Micron Technology, Inc.	7,628	381,247
Microsoft Corp.	8,190	1,964,126
Mondelez International, Inc., Class A	12,302	819,928
MongoDB, Inc.*	652	128,340
Netflix, Inc.*	1,651	486,847
NextEra Energy, Inc.	9,768	816,605
Nike, Inc., Class B	3,124	365,539
NVIDIA Corp.	1,614	235,870
Oracle Corp.	7,192	587,874
Palo Alto Networks, Inc.*	1,455	203,031
PepsiCo, Inc.	1,992	359,875
Prologis, Inc.	5,400	608,742
Regal Rexnord Corp.	4,969	596,181
Salesforce, Inc.*	2,789	369,793
ServiceNow, Inc.*	919	356,820
Shoals Technologies Group, Inc., Class A*	10,577	260,935
SLM Corp.	32,657	542,106
Snap, Inc., Class A*	16,451	147,236
Spirit AeroSystems Holdings, Inc., Class A	8,804	260,598
Splunk, Inc.*	5,412	465,919
SVB Financial Group*	1,614	371,446
Take-Two Interactive Software, Inc.*	6,489	675,700
Tesla, Inc.*	2,770	341,209
TJX Cos., Inc.	4,766	379,374
TransDigm Group, Inc.	780	491,127
Union Pacific Corp.	2,232	462,180
United Rentals, Inc.*	1,090	387,408
UnitedHealth Group, Inc.	1,471	779,895
Universal Display Corp.	848	91,618
Verisk Analytics, Inc.	1,371	241,872
Vertex Pharmaceuticals, Inc.*	1,929	557,057
VMware, Inc., Class A*	4,545	557,944
Voya Financial, Inc.	7,797	479,437
Walmart, Inc.	695	98,544
	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Wells Fargo & Co.	17,782	$734,219
Williams Cos., Inc.	32,290	1,062,341
		46,599,685
Total common stocks (cost $68,778,464)		73,580,932
Exchange traded funds: 1.6%
Energy Select Sector SPDR Fund ETF (cost $1,887,609)	32,311	2,826,243
Investment companies: 20.1%
PACE High Yield Investments[3]	2,255,749	18,474,585
UBS All China Equity Fund[3]	453,914	2,392,128
UBS Emerging Markets Equity Opportunity Fund[3]	2,026,485	14,448,835
Total investment companies (cost $44,394,305)		35,315,548
	Face amount[4]
Asset-backed securities: 2.7%
Cayman Islands: 0.2%
Dryden 60 CLO Ltd., Series 2018-60A, Class A, 3 mo. USD LIBOR + 1.050%, 5.129%, due 07/15/31[1,5]	250,000	245,966
United States: 2.5%
American Credit Acceptance Receivables Trust, Series 2019-1, Class D, 3.810%, due 04/14/25[1]	8,778	8,774
Series 2020-3, Class C, 1.850%, due 06/15/26[1]	237,764	235,937
CCG Receivables Trust, Series 2019-2, Class A2, 2.110%, due 03/15/27[1]	136,031	135,833
CPS Auto Receivables Trust, Series 2021-A, Class C, 0.830%, due 09/15/26[1]	111,039	109,637
DLL LLC, Series 2019-MT3, Class A4, 2.150%, due 09/21/26[1]	5,554	5,545
Drive Auto Receivables Trust, Series 2018-5, Class D, 4.300%, due 04/15/26	72,024	71,959
Series 2019-1, Class D, 4.090%, due 06/15/26	254,152	253,531
Series 2019-2, Class D, 3.690%, due 08/17/26	259,370	257,427
Series 2020-2, Class C, 2.280%, due 08/17/26	90,654	90,108
DT Auto Owner Trust, Series 2019-1A, Class D, 3.870%, due 11/15/24[1]	158,690	158,524

UBS Global Allocation Fund

Portfolio of investments

December 31, 2022 (unaudited)

	Face amount[4]	Value
Asset-backed securities—(continued)
United States—(continued)
Series 2019-4A, Class C, 2.730%, due 07/15/25[1]	2,021	$2,019
Series 2021-1A, Class D, 1.160%, due 11/16/26[1]	100,000	92,094
Series 2021-2A, Class A, 0.410%, due 03/17/25[1]	60,345	60,169
Enterprise Fleet Financing LLC, Series 2019-3, Class A2, 2.060%, due 05/20/25[1]	28,970	28,915
Series 2020-1, Class A2, 1.780%, due 12/22/25[1]	42,189	41,998
Exeter Automobile Receivables Trust, Series 2020-2A, Class C, 3.280%, due 05/15/25[1]	123,286	122,746
Series 2020-3A, Class C, 1.320%, due 07/15/25	265,078	262,084
Series 2021-1A, Class D, 1.080%, due 11/16/26	125,000	116,862
Series 2022-5A, Class A2, 5.290%, due 01/15/25	525,000	524,935
Flagship Credit Auto Trust, Series 2019-1, Class C, 3.600%, due 02/18/25[1]	29,517	29,501
Ford Credit Auto Lease Trust, Series 2020-B, Class C, 1.700%, due 02/15/25	23,903	23,880
GLS Auto Receivables Issuer Trust, Series 2021-1A, Class B, 0.820%, due 04/15/25[1]	35,948	35,894
GLS Auto Receivables Trust, Series 2018-3A, Class C, 4.180%, due 07/15/24[1]	38,158	38,147
GM Financial Automobile Leasing Trust, Series 2020-2, Class B, 1.560%, due 07/22/24	160,702	160,425
HPEFS Equipment Trust, Series 2020-2A, Class C, 2.000%, due 07/22/30[1]	166,240	165,444
OneMain Financial Issuance Trust, Series 2020-2A, Class B, 2.210%, due 09/14/35[1]	100,000	84,673
Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.220%, due 07/15/25	254,706	253,101
Series 2020-2, Class C, 1.460%, due 09/15/25	198,963	198,325
Tesla Auto Lease Trust, Series 2021-A, Class D, 1.340%, due 03/20/25[1]	425,000	402,457
Westlake Automobile Receivables Trust, Series 2019-3A, Class D, 2.720%, due 11/15/24[1]	148,908	147,936
Series 2020-1A, Class C, 2.520%, due 04/15/25[1]	136,196	135,744
	Face amount[4]	Value
Asset-backed securities—(concluded)
United States—(concluded)
Series 2020-3A, Class B, 0.780%, due 11/17/25[1]	216,590	$215,464
		4,470,088
Total asset-backed securities (cost $4,774,941)		4,716,054
Mortgage-backed securities: 0.8%
United States: 0.8%
Angel Oak Mortgage Trust, Series 2020-4, Class A1, 1.469%, due 06/25/65[1,6]	33,274	29,699
Series 2020-R1, Class A1, 0.990%, due 04/25/53[1,6]	39,288	36,547
Series 2021-1, Class A1, 0.909%, due 01/25/66[1,6]	70,296	57,389
Series 2021-2, Class A1, 0.985%, due 04/25/66[1,6]	44,013	36,125
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class C, 4.682%, due 01/10/36[1]	345,000	334,986
COLT Funding LLC, Series 2021-3R, Class A1, 1.051%, due 12/25/64[1,6]	61,580	52,685
COLT Mortgage Loan Trust, Series 2020-2, Class A1, 1.853%, due 03/25/65[1,6]	11,214	10,966
CSMC Trust, Series 2020-NQM1, Class A1, 1.208%, due 05/25/65[1,7]	85,015	77,074
Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD LIBOR + 2.250%, 6.568%, due 07/15/38[1,5]	146,429	140,185
Flagstar Mortgage Trust, Series 2018-5, Class A2, 4.000%, due 09/25/48[1,6]	63,383	59,793
GS Mortgage-Backed Securities Corp. Trust, Series 2021-NQM1, Class A1, 1.017%, due 07/25/61[1,6]	63,060	51,720
GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A1, 1.382%, due 09/27/60[1,6]	22,737	19,814
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2021-2NU, Class D, 2.077%, due 01/05/40[1,6]	125,000	87,974
MFA Trust, Series 2020-NQM3, Class A1, 1.014%, due 01/26/65[1,6]	25,816	23,547
Series 2021-NQM1, Class A1, 1.153%, due 04/25/65[1,6]	33,026	28,494

UBS Global Allocation Fund

Portfolio of investments

December 31, 2022 (unaudited)

	Face amount[4]		Value
Mortgage-backed securities—(concluded)
United States—(concluded)
New Residential Mortgage Loan Trust, Series 2019-NQM4, Class A1, 2.492%, due 09/25/59[1,6]		26,777	$24,123
Series 2021-NQ2R, Class A1, 0.941%, due 10/25/58[1,6]		65,537	56,654
Residential Mortgage Loan Trust, Series 2020-2, Class A1, 1.654%, due 05/25/60[1,6]		43,319	42,496
Verus Securitization Trust, Series 2019-4, Class A1, 2.642%, due 11/25/59[1,7]		12,301	11,668
Series 2020-4, Class A1, 1.502%, due 05/25/65[1,7]		26,989	24,056
Series 2020-5, Class A1, 1.218%, due 05/25/65[1,7]		34,380	31,190
Series 2021-R2, Class A1, 0.918%, due 02/25/64[1,6]		45,070	40,855
Series 2021-R3, Class A1, 1.020%, due 04/25/64[1,6]		60,705	52,317
Vista Point Securitization Trust, Series 2020-2, Class A1, 1.475%, due 04/25/65[1,6]		28,428	24,807
Wells Fargo Commercial Mortgage Trust, Series 2018-C45, Class AS, 4.405%, due 06/15/51[6]		130,000	119,594
Total mortgage-backed securities (cost $1,664,101)			1,474,758
Non-U.S. government agency obligations: 4.7%
Australia: 0.1%
Australia Government Bonds 3.250%, due 04/21/29[8]	AUD	310,000	204,324
Austria: 0.0%†
Republic of Austria Government Bonds 3.150%, due 06/20/44[8]	EUR	55,000	58,494
Belgium: 0.1%
Kingdom of Belgium Government Bonds 3.750%, due 06/22/45[8]	EUR	83,000	94,204
Canada: 0.1%
Canada Government Bonds 1.500%, due 09/01/24	CAD	120,000	85,011
2.000%, due 12/01/51	CAD	50,000	28,053
			113,064
Finland: 0.0%†
Finland Government Bonds 1.375%, due 04/15/47[8]	EUR	20,000	15,734
France: 0.5%
French Republic Government Bonds OAT 0.000%, due 11/25/31[8]	EUR	870,000	719,247
0.500%, due 05/25/40[8]	EUR	100,000	67,892
	Face amount[4]		Value
Non-U.S. government agency obligations—(continued)
France—(concluded)
3.250%, due 05/25/45[8]	EUR	93,000	$98,997
			886,136
Germany: 0.1%
Bundesrepublik Deutschland Bundesanleihe 2.500%, due 07/04/44[8]	EUR	150,000	160,407
Ireland: 0.1%
Ireland Government Bonds 1.500%, due 05/15/50[8]	EUR	240,000	177,610
2.000%, due 02/18/45[8]	EUR	48,000	41,134
			218,744
Italy: 0.4%
Italy Buoni Poliennali Del Tesoro 0.950%, due 12/01/31[8]	EUR	170,000	135,772
1.650%, due 03/01/32[8]	EUR	60,000	50,951
3.000%, due 08/01/29[8]	EUR	240,000	240,401
3.250%, due 09/01/46[8]	EUR	75,000	64,335
4.000%, due 02/01/37[8]	EUR	129,000	128,969
			620,428
Japan: 0.7%
Japan Government CPI Linked Bonds 0.005%, due 03/10/31	JPY	52,187,000	412,955
Japan Government Forty Year Bonds 0.500%, due 03/20/59	JPY	20,000,000	105,754
Japan Government Thirty Year Bonds 0.300%, due 06/20/46	JPY	11,100,000	65,779
Japan Government Twenty Year Bonds 0.400%, due 03/20/36	JPY	83,550,000	597,913
			1,182,401
New Zealand: 1.7%
New Zealand Government Bonds Inflation-Linked 2.000%, due 09/20/25[8,9]	NZD	3,901,651	3,053,122
Spain: 0.5%
Spain Government Bonds 1.450%, due 10/31/27[8]	EUR	165,000	163,659
1.500%, due 04/30/27[8]	EUR	325,000	326,452
3.450%, due 07/30/66[8]	EUR	10,000	9,542
4.200%, due 01/31/37[8]	EUR	44,000	49,349
4.800%, due 01/31/24[8]	EUR	296,000	323,797
5.150%, due 10/31/44[8]	EUR	69,000	87,907
			960,706
United Kingdom: 0.4%
United Kingdom Gilt 1.000%, due 04/22/24[8]	GBP	90,000	105,201
1.000%, due 01/31/32[8]	GBP	170,000	162,771
1.250%, due 07/31/51[8]	GBP	145,000	94,801

UBS Global Allocation Fund

Portfolio of investments

December 31, 2022 (unaudited)

	Face amount[4]		Value
Non-U.S. government agency obligations—(concluded)
United Kingdom—(concluded)
1.625%, due 10/22/28[8]	GBP	144,000	$156,429
3.500%, due 01/22/45[8]	GBP	90,000	100,174
			619,376
Total non-U.S. government agency obligations (cost $9,126,877)			8,187,140
U.S. government agency obligations: 6.8%
United States: 6.8%
FHLMC 1.500%, due 10/01/51		323,019	249,011
2.000%, due 02/01/51		919,515	752,611
2.000%, due 12/01/51		511,961	417,141
2.000%, due 01/01/52		335,558	273,687
2.500%, due 11/01/50		222,148	191,706
FNMA 2.000%, due 10/01/51		715,956	583,816
2.500%, due 08/01/51		255,712	217,385
2.500%, due 11/01/51		509,992	435,331
2.500%, due 03/01/52		528,188	447,253
3.000%, due 12/01/51		502,668	442,908
GNMA 2.000%, due 03/20/51		277,154	232,929
2.500%, due 08/20/51		804,876	697,278
3.000%, due 12/20/51		572,332	510,491
GNMA II 3.000%, due 10/20/45		75,346	68,200
GNMA II 2.000%, due 01/20/52		518,066	433,368
3.000%, due 12/20/45		86,050	77,888
3.000%, due 04/20/52		241,313	215,088
GNMA, TBA 3.500%		450,000	412,659
UMBS TBA 2.000%		1,475,000	1,200,296
2.500%		1,950,000	1,649,318
UMBS, TBA 3.000%		1,350,000	1,183,742
3.500%		1,375,000	1,248,158
Total U.S. government agency obligations (cost $12,307,622)			11,940,264
U.S. Treasury obligations: 8.4%
United States: 8.4%
U.S. Treasury Bills 2.880%, due 01/26/23[10]		8,070,000	8,054,317
U.S. Treasury Bonds 1.125%, due 08/15/40		70,000	43,471
	Face amount[4]	Value
U.S. Treasury obligations—(concluded)
United States—(concluded)
2.500%, due 02/15/46	302,000	$225,957
2.750%, due 11/15/42	421,000	337,458
2.750%, due 08/15/47	168,000	131,073
2.875%, due 05/15/43	717,000	585,223
3.000%, due 11/15/45	47,000	38,661
4.375%, due 02/15/38	110,000	115,169
U.S. Treasury Inflation Indexed Bonds (TIPS) 0.750%, due 02/15/45	53,146	42,944
U.S. Treasury Notes 0.625%, due 08/15/30	1,270,000	999,679
1.250%, due 08/15/31	200,000	162,172
1.375%, due 09/30/23	971,000	947,332
1.500%, due 02/28/23	226,000	224,962
1.625%, due 11/30/26	1,160,000	1,057,820
1.625%, due 08/15/29	196,000	170,084
1.625%, due 05/15/31	350,000	294,342
1.750%, due 05/15/23	345,000	341,388
2.500%, due 05/15/24	321,000	311,571
2.750%, due 07/31/23	459,000	454,016
2.750%, due 08/15/32	370,000	336,931
Total U.S. Treasury obligations (cost $15,749,156)		14,874,570
	Number of shares
Short-term investments: 14.3%
Investment companies: 14.3%
State Street Institutional U.S. Government Money Market Fund, 4.120%[10] (cost $25,221,373)	25,221,373	25,221,373
Investment of cash collateral from securities loaned: 1.2%
Money market funds: 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.320%[10] (cost $2,173,745)	2,173,745	2,173,745
Total investments: 102.4% (cost $186,078,193)		180,310,627
Liabilities in excess of other assets: (2.4%)		(4,146,221)
Net assets: 100.0%		$176,164,406

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS Global Allocation Fund

Portfolio of investments

December 31, 2022 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
47	GBP	FTSE 100 Index Futures	March 2023	$4,223,533	$4,242,230	$18,697
29	JPY	TSE TOPIX Index Futures	March 2023	4,276,731	4,179,633	(97,098)
49	USD	CME E-mini Russell Index Futures	March 2023	4,493,910	4,338,705	(155,205)
20	USD	E-mini Energy Select Sector Index Futures	March 2023	1,773,438	1,840,800	67,362
112	USD	MSCI China Index Futures	March 2023	2,747,652	2,701,440	(46,212)
130	USD	MSCI USA Minimum Volatility GTR Index Futures	March 2023	7,865,312	7,600,190	(265,122)
189	USD	MSCI World Health Care Index Futures	March 2023	9,632,461	9,327,150	(305,311)
Interest rate futures buy contracts:
35	AUD	Australian Bond 10 Year Futures	March 2023	2,910,880	2,756,661	(154,219)
178	CAD	Canadian Bond 10 Year Futures	March 2023	16,540,831	16,110,709	(430,122)
U.S. Treasury futures buy contracts:
21	USD	Ultra U.S. Treasury Note 10 Year Futures	March 2023	2,520,030	2,483,906	(36,124)
Total				$56,984,778	$55,581,424	$(1,403,354)
Index futures sell contracts:
10	AUD	ASX SPI 200 Index Futures	March 2023	$(1,220,925)	$(1,190,126)	$30,799
2	CAD	S&P TSX 60 Index Futures	March 2023	(357,420)	(345,613)	11,807
130	EUR	EURO STOXX 50 Index Futures	March 2023	(5,476,413)	(5,267,147)	209,266
84	USD	MSCI Emerging Markets Index Futures	March 2023	(4,096,436)	(4,029,480)	66,956
75	USD	S&P 500 E-Mini Index Futures	March 2023	(14,875,699)	(14,478,750)	396,949
Interest rate futures sell contracts:
23	EUR	German Euro Bund Futures	March 2023	(3,468,981)	(3,272,781)	196,200
26	JPY	Japan Government Bond 10 Year Futures	March 2023	(2,934,583)	(2,881,911)	52,672
U.S. Treasury futures sell contracts:
85	USD	U.S. Treasury Note 10 Year Futures	March 2023	(9,644,720)	(9,545,235)	99,485
9	USD	U.S. Treasury Note 5 Year Futures	March 2023	(975,221)	(971,367)	3,854
Total				$(43,050,398)	$(41,982,410)	$1,067,988
Net unrealized appreciation (depreciation)						$(335,366)

Centrally cleared credit default swap agreements on credit indices—sell protection12

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[11]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX.NA.IG.S39	USD	7,750	12/20/27	Quarterly	1.000%	$(11,592)	$66,566	$54,974

UBS Global Allocation Fund

Portfolio of investments

December 31, 2022 (unaudited)

OTC Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[11]	Payments received by the Portfolio[11]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	USD	21	02/17/23	Quarterly	J.P. Morgan EMBI Global Core Index	12 Month SOFR	—	$20,857	$20,857

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	PHP	448,500,000	USD	7,823,539	02/22/23	$(212,039)
BB	USD	895,847	HKD	7,005,000	02/22/23	2,491
BB	USD	205,054	KRW	271,000,000	02/22/23	9,505
BOA	CNY	64,885,000	USD	9,228,631	02/22/23	(140,464)
BOA	GBP	5,505,000	USD	6,575,770	02/22/23	(87,741)
BOA	TWD	266,600,000	USD	8,789,977	02/22/23	73,265
BOA	USD	2,017,238	BRL	11,000,000	02/22/23	47,329
BOA	USD	6,530,277	NOK	64,770,000	02/22/23	94,426
CIBC	EUR	5,790,000	USD	6,082,060	02/22/23	(136,297)
CIBC	USD	1,880,141	JPY	250,500,000	02/22/23	40,806
CIBC	USD	475,715	SGD	650,000	02/22/23	9,957
CITI	IDR	15,528,800,000	USD	996,330	02/22/23	(576)
CITI	USD	2,125,237	BRL	11,200,000	02/22/23	(23,132)
CITI	USD	2,229,379	BRL	11,990,000	02/22/23	21,000
GSI	USD	2,894,624	CNY	20,190,000	02/22/23	20,719
HSBC	CHF	370,000	USD	398,415	02/22/23	(3,860)
HSBC	CNY	7,030,000	USD	1,015,013	02/22/23	(87)
HSBC	NOK	8,129,112	NZD	1,300,000	02/22/23	(5,548)
HSBC	USD	6,397,796	CNY	44,695,000	02/22/23	55,957
HSBC	USD	1,038,901	SEK	10,750,000	02/22/23	(5,856)
JPMCB	USD	3,520,522	AUD	5,180,000	02/22/23	13,190
JPMCB	USD	6,738,035	JPY	893,954,592	02/22/23	117,214
MSCI	GBP	5,825,000	AUD	10,603,545	02/22/23	182,713
MSCI	NZD	16,610,000	USD	10,271,009	02/22/23	(281,463)
MSCI	USD	1,193,395	CAD	1,580,000	02/22/23	(26,080)
MSCI	USD	3,615,000	JPY	489,101,836	02/22/23	135,654
MSCI	USD	251,199	MYR	1,152,000	02/22/23	10,857
MSCI	USD	3,703,355	NZD	5,785,000	02/22/23	(28,095)
MSCI	USD	1,019,212	PHP	56,500,000	02/22/23	(6,926)
MSCI	USD	9,279,131	TWD	281,900,000	02/22/23	(62,173)
SSC	CNY	13,590,000	USD	1,964,232	02/22/23	1,898
SSC	CNY	9,105,000	USD	1,309,900	02/22/23	(4,820)
SSC	EUR	735,000	USD	781,257	02/22/23	(8,119)
SSC	USD	991,646	CAD	1,330,000	02/22/23	(9,034)

UBS Global Allocation Fund

Portfolio of investments

December 31, 2022 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
SSC	USD	620,183	EUR	600,000	02/22/23	$24,206
SSC	USD	476,645	GBP	400,000	02/22/23	7,534
SSC	USD	7,069,927	MXN	139,320,000	02/22/23	16,605
Net unrealized appreciation (depreciation)						$(156,984)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$47,390,629	$26,190,303	$—	$73,580,932
Exchange traded funds	2,826,243	—	—	2,826,243
Investment companies	35,315,548	—	—	35,315,548
Asset-backed securities	—	4,716,054	—	4,716,054
Mortgage-backed securities	—	1,474,758	—	1,474,758
Non-U.S. government agency obligations	—	8,187,140	—	8,187,140
U.S. government agency obligations	—	11,940,264	—	11,940,264
U.S. Treasury obligations	—	14,874,570	—	14,874,570
Short-term investments	—	25,221,373	—	25,221,373
Investment of cash collateral from securities loaned	—	2,173,745	—	2,173,745
Futures contracts	895,285	258,762	—	1,154,047
Swap agreements	—	87,423	—	87,423
Forward foreign currency contracts	—	885,326	—	885,326
Total	$86,427,705	$96,009,718	$—	$182,437,423
Liabilities
Futures contracts	$(1,392,315)	$(97,098)	$—	$(1,489,413)
Forward foreign currency contracts	—	(1,042,310)	—	(1,042,310)
Total	$(1,392,315)	$(1,139,408)	$—	$(2,531,723)

At December 31, 2022, there were no transfers in or out of Level 3.

UBS Global Allocation Fund

Portfolio of investments

December 31, 2022 (unaudited)

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05% or (0.05)%.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $5,008,728, represented 2.8% of the Fund's net assets at period end.

2  Security, or portion thereof, was on loan at the period end.

3  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Fund does not pay advisory fees that are retained by the Advisor in connection with its investment in other investment companies advised by the Advisor, but may pay other expenses associated with such investments (such as sub-advisory fees paid to other parties, if any).

Security description	Value 06/30/22	Purchases during the year ended 12/31/22	Sales during the year ended 12/31/22	Net realized gain (loss) during the year ended 12/31/22	Change in net unrealized appreciation (depreciation) during the year ended 12/31/22	Value 12/31/22	Net income earned from affiliate for the year ended 12/31/22	Shares 12/31/22
PACE High Yield Investments	$19,261,865	$564,266	$1,600,000	$(377,665)	$626,119	$18,474,585	$—	2,255,749
UBS All China Equity Fund	3,195,894	45,619	370,000	24,195	(503,580)	2,392,128	45,620	453,914
UBS Emerging Markets Equity Opportunity Fund	14,689,532	799,901	—	—	(1,040,598)	14,448,835	534,901	2,026,485
	$37,147,291	$1,409,786	$1,970,000	$(353,470)	$(918,059)	$35,315,548	$580,521	4,736,148

4  In U.S. dollars unless otherwise indicated.

5  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

6  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

7  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

8  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

9  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

10  Rates shown reflect yield at December 31, 2022.

11  Payments made or received are based on the notional amount.

12  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

UBS Emerging Markets Equity Opportunity Fund

Portfolio performance

For the six months ended December 31, 2022, Class P2 shares of UBS Emerging Markets Equity Opportunity Fund (the "Fund") returned -3.63%, while Class P shares returned -4.03%. The Fund's benchmark, the MSCI Emerging Markets Index (net) (the "Index"), returned -2.99%. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.

The Fund posted a negative return and underperformed its benchmark during the reporting period.

Portfolio performance summary1

What worked:

•  On a sector level, stock selection in consumer discretionary, financials and energy were key contributors.

•  On a stock level, our overweight in Bank Mandiri (Indonesia, financials) and MercadoLibre (Brazil, consumer discretionary) were among the top contributors to performance over the reporting period. Bank Mandiri outperformed as Indonesia stands to benefit from the rise in commodity prices and as investors looked toward the country's reopening. Catalysts for the sector include consistent low cost of funds, non-performing loans/provision staying within range of guidance, a small but promising pick-up in credit demand, and limited impact of Federal Reserve taper on system liquidity. MercadoLibre outperformed on better than expected quarterly results. Margin improvement was better than expected.

What didn't work:

•  On a sector level, stock selection within information technology, real estate and consumer staples detracted from performance.

•  On a stock level, overweights in LONGi (China, information technology) and Country Garden Services (China, real estate) were among the main headwinds for results over the reporting period. LONGi's underperformance followed a drop in prices of polysilicon, wafer, cell and module, due to market concerns of more downside ahead, driven by new supply. The first quarter is usually a weak season for solar panel installation and prices across the supply chain would typically see downward pressure due to low shipments. Looking ahead, we believe that lower module prices could boost installation demand. For Country Garden Services (CGS), despite the recent rally brought about by more supportive measures for the real estate sector, the company still ended the reporting period posting a negative return due to weak sentiments towards the real estate industry could boost installation demand and we continue to own the stock. CGS had been acquiring other property management companies and assets and investors were concerned if those could be successfully integrated. There were also concerns whether CGS' affiliate, Country Garden Holdings, might face debt distress. We have since exited from the stock.

This letter is intended to assist shareholders in understanding how the Fund performed during the period from the six months ended December 31, 2022. The views and opinions in the letter were current as of [date]. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

1  For a detailed commentary on the market environment in general during the reporting period, page 2.

UBS Emerging Markets Equity Opportunity Fund

Average annual total returns for periods ended 12/31/22 (unaudited)

	6 months	1 year	Since inception[1]
Class P2[2]	(3.63)%	(25.39)%	(2.93)%
Class P4	(4.03)	(26.00)	(1.54)
MSCI Emerging Markets Index (net)[3]	(2.99)	(20.09)	(1.45)

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2022 prospectuses were as follows: Class P—1.15% and 1.00%; Class P2—1.13% and 0.19%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2023, do not exceed 1.00% for Class P shares and 0.40% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P2 of UBS Emerging Markets Equity Opportunity Fund is June 4, 2018. Benchmark's inception return is based on Class P2 inception date.

2  Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  Inception date of Class P of UBS Emerging Markets Equity Opportunity Fund is January 31, 2019.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Emerging Markets Equity Opportunity Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2022

Top ten holdings

Taiwan Semiconductor Manufacturing Co. Ltd.	7.7%
Samsung Electronics Co. Ltd.	5.2
Meituan, Class B	4.7
Ping An Insurance Group Co. of China Ltd., Class H	4.5
Reliance Industries Ltd.	4.4
Anglo American PLC	4.3
Naspers Ltd., N Shares	4.3
JD.com, Inc., Class A	4.1
HDFC Bank Ltd.	3.9
Kweichow Moutai Co. Ltd., Class A	3.8
Total	46.9%

Top five issuer breakdown by country or territory of origin

China	28.5%
India	14.7
Taiwan	11.7
South Africa	10.3
South Korea	8.1
Total	73.3%

Common stocks
Automobiles	3.1%
Banks	18.7
Beverages	3.8
Diversified financial services	0.9
Food products	3.5
Household durables	1.9
Insurance	4.4
Interactive media & services	1.7
Internet & direct marketing retail	15.9
Metals & mining	4.3
Oil, gas & consumable fuels	9.2
Paper & forest products	0.8
Personal products	3.3
Semiconductors & semiconductor equipment	16.8
Technology hardware, storage & peripherals	5.2
Wireless telecommunication services	0.8
Total common stocks	94.3
Preferred stocks	1.9
Short-term investments	3.1
Total investments	99.3
Other assets in excess of liabilities	0.7
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS Emerging Markets Equity Opportunity Fund

Portfolio of investments

December 31, 2022 (unaudited)

	Number of shares	Value
Common stocks: 94.3%
Brazil: 5.4%
MercadoLibre, Inc.*	15,415	$13,044,789
Petroleo Brasileiro SA, ADR	810,320	8,629,908
Suzano SA	438,900	4,052,403
		25,727,100
China: 28.5%
China Mengniu Dairy Co. Ltd.*	3,686,000	16,620,581
China Merchants Bank Co. Ltd., Class H	1,843,000	10,198,889
JD.com, Inc., Class A	693,971	19,373,324
Kweichow Moutai Co. Ltd., Class A	73,667	18,223,455
LONGi Green Energy Technology Co. Ltd., Class A	1,687,704	10,219,689
Meituan, Class B*,1	1,017,500	22,543,558
Midea Group Co. Ltd., Class A	1,189,946	8,830,933
Ping An Insurance Group Co. of China Ltd., Class H	3,219,000	21,147,991
Tencent Holdings Ltd.	195,700	8,297,751
		135,456,171
Hungary: 1.3%
OTP Bank Nyrt	217,952	5,921,994
India: 14.7%
Eicher Motors Ltd.	376,440	14,639,443
HDFC Bank Ltd.	939,718	18,431,205
Hindustan Unilever Ltd.	510,813	15,780,777
Reliance Industries Ltd.	685,544	21,046,619
		69,898,044
Indonesia: 6.3%
Bank Central Asia Tbk. PT	33,159,400	18,182,558
Bank Mandiri Persero Tbk. PT	18,414,400	11,742,754
		29,925,312
Mexico: 2.9%
Grupo Financiero Banorte SAB de CV, Class O	1,894,900	13,605,087
Russia: 0.0%†
Sberbank of Russia PJSC*,2,3	3,568,865	0
Yandex NV, Class A*,2,3	257,600	0
		0
	Number of shares	Value
Common stocks—(concluded)
Saudi Arabia: 2.2%
Saudi National Bank	785,033	$10,566,173
South Africa: 10.3%
Anglo American PLC	521,310	20,414,433
FirstRand Ltd.	1,215,009	4,414,234
MTN Group Ltd.	504,555	3,768,393
Naspers Ltd., N Shares	121,934	20,375,864
		48,972,924
South Korea: 8.1%
Samsung Electronics Co. Ltd.	560,649	24,608,703
SK Hynix, Inc.	232,243	13,856,546
		38,465,249
Taiwan: 11.7%
MediaTek, Inc.	595,000	12,030,260
Nanya Technology Corp.	4,239,000	7,039,525
Taiwan Semiconductor Manufacturing Co. Ltd.	2,517,000	36,555,546
		55,625,331
Thailand: 2.9%
PTT Exploration and Production PCL, NVDR	2,715,000	13,826,456
Total common stocks (cost $580,984,569)		447,989,841
Preferred stocks: 1.9%
Brazil: 1.9%
Banco Bradesco SA (cost $11,824,365)	3,129,759	8,927,597
Short-term investments: 3.1%
Investment companies: 3.1%
State Street Institutional U.S. Government Money Market Fund, 4.120%[4] (cost $14,806,227)	14,806,227	14,806,227
Total investments: 99.3% (cost $607,615,161)		471,723,665
Other assets in excess of liabilities: 0.7%		3,126,436
Net assets: 100.0%		$474,850,101

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS Emerging Markets Equity Opportunity Fund

Portfolio of investments

December 31, 2022 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$35,279,784	$412,710,057	$0	$447,989,841
Preferred stocks	—	8,927,597	—	8,927,597
Short-term investments	—	14,806,227	—	14,806,227
Total	$35,279,784	$436,443,881	$0	$471,723,665

At December 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05% or (0.05)%.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $22,543,558, represented 4.7% of the Fund's net assets at period end.

2  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

3  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

4  Rates shown reflect yield at December 31, 2022.

See accompanying notes to financial statements.

UBS Engage For Impact Fund

Portfolio performance

For the six months ended December 31, 2022, Class P shares of UBS Engage For Impact Fund (the "Fund") returned 4.60%, while the Class P2 shares returned 4.89%. The Fund's benchmark, the MSCI All Country World Index (net) (the "Index"), returned 2.28% over the same time period. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's performance was driven primarily by stock selection.

Portfolio performance summary1

What worked:

•  Stock selection within the financials and information technology sectors contributed to performance during the reporting period.

•  Several individual stock positions were positive for performance, with the largest contributors being:

  – AIB Group's share price recorded positive performance as investors expect interest rates to stay higher for longer. In addition, the market recognized the resilience of the Irish economy as it performed well relative to Europe. The concentration of the Irish banking market allows AIB Group to improve its return on equity (ROE).

  – Ingersoll Rand performed well over the period as the company posted revenues and adjusted earnings before interest, taxes, depreciation, and amortization (EBIDTA) ahead of expectations and slightly raised guidance, supported by demand which continues to be robust.

  – Bank Mandiri's share price benefited from recent interest rate hikes and a relatively cleaned up cost of funds. Overall, the company has shown strong loan growth in retail, as well as investment loans, highlighting the strength of the post-COVID recovery in Indonesia.

  – Genmab's shares traded up following the advancement of a key pipeline drug with submission for US Food & Drug Administration (FDA) approval.

  – Erste Group Bank's share price increased on the back of solid earnings, showing confidence in their 2024 target, lower cost-to-income ratio, and 20% net interest income (NII) growth in 2022. Also, fears in early 2022 that the Russia-Ukraine conflict would spill over into Erste's markets has not materialized yet. In general, banks' share prices adjusted for expectations of interest rates staying higher for longer.

What didn't work:

•  Stock selection in the health care and consumer staples sectors were the largest detractors from performance during the period. The largest individual detractors were:

  – Mowi's shares fell following the announcement that the Norwegian parliament would review a proposed 40% resource tax on salmon and trout farming in the country, which could impact the company's profitability in the future. The proposal is currently out for consultation and historically, we have typically seen such taxes come in much smaller in the end. To weigh in on the argument, Mowi and its other two major peers announced in early October 2022 the cancellation of their biomass growth purchases. We eliminated the position during the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, page 2.

UBS Engage For Impact Fund

  – China Mengniu Dairy's shares were weighed down by its results showing a year-over-year decline in adjusted net profit, despite strong growth in core product categories. We maintain our position in the stock.

  – Digital Realty Trust detracted from performance as rising interest rates dampened data infrastructure demand and guidance was trimmed on foreign currency headwinds. We maintain our position in the stock.

  – Maravai LifeSciences Holdings shares detracted from returns after results revealed a decline in revenue versus the previous year. Management guided down fiscal year 2022 revenue due to a slowdown in the uptake for boosters within the CleanCap segment and concerns over weakness in China. We eliminated the position during the reporting period.

  – Trimble's share price decreased after it announced the planned acquisition of Transporeon, a transport logistic firm for €1.88 billion. In the current environment, investors are wary of companies raising debt and skeptical of Trimble's ability to de-lever in less than two years. We maintain our position in the stock.

The Fund did not use derivatives during the reporting period.

Portfolio highlights

The UBS Engage For Impact Fund is a high conviction, impactful portfolio invested in companies that we believe have an important role to play in achieving the United Nations Sustainable Development Goals (SDGs)—not just through the products and services they sell, but also through improvements in their operations and supply chains. The portfolio invests across five impact themes aligned with the SDGs, which are Climate, Health, Food, Water and Empowerment.

As of December 31, 2022, the portfolio's largest exposure was to SDG 3—Good Health and Well-being (22%), SDG 7—Affordability and Clean Energy (18%), and SDG 2—Zero Hunger (15%).

The Fund's top three overweights and their impact case as of December 31, 2022 were:

Ingersoll Rand

Impact Theme: Climate

Product Impact: SDG 3 (Good Health and Well-being) and 12 (Responsible Consumption and Production)

Ingersoll Rand is a diversified industrial machinery company involved in industrial technologies & services (mission-critical flow creation, such as compression, blowers, vacuums, pumps, etc) and precision & science tech (medical applications). The company has eliminated its exposure to the upstream oil and gas industry. An important growth driver for Ingersoll Rand is its push into medical end markets, where they manufacture a broad range of highly specialized gas, liquid and precision syringe pumps and compressors that are specified by medical and lab equipment suppliers and integrated into their equipment for final use (oxygen therapy, blood dialysis, patient monitoring, lab sterilization and wound treatment). We have had a very constructive dialogue over the years as the company reshaped its portfolio of assets, practices and approach to sustainability. We continue to engage with the business to set more ambitious sustainability goals, especially as it relates to climate (in line with SDG 12 and 13).

UBS Engage For Impact Fund

Spectris

Impact Theme: Climate

Product Impact: SDG 12 (Responsible Consumption and Production)

Spectris is a leader in niche markets in precision instruments, test & measurement, control and process technology, enabling efficiencies in production processes, saving energy, water, molecules and food across a variety of manufacturing applications, from semiconductors to biopharma. Our engagement focused on encouraging the company to set diversity targets, in support of SDG 5 and 10 (targets 5.5 and 10.2, 10.3 and 10.4). The company is working on a three-year diversity and inclusion plan supported by an external consultant. The plan draws from best practices identified in the US, with Spectris' Omega division leaders having been active supporters of Pride and Black History Months, and organizing events to celebrate cultural differences, which is reflected in employees' diversity at all seniority levels. Their primary objective is that employees feel safe and supported regardless of their race and gender, and this goal is being assessed by Spectris's first group-wide employee survey. For now, the company has not set objectives in terms of recruitment, promotion and representation of minorities and genders.

Danone

Impact Theme: Food

Product Impact: SDG 2 (Zero Hunger)

Danone is the smallest of the three large European food and beverage companies and has a leading position in plant-based products, as well as attractive specialist nutrition businesses. The company currently estimates that 90% of its sales by volume is derived from healthy products, and Danone is among the three top-performing companies according to the Global Access to Nutrition Index. With management renewal, the recently announced organic transformation plan will likely drive improvements at the company through a simplification and delayering of the organization, by giving local management more control, and by breaking down silos between categories. Our engagement focus on encouraging this industry leader to raise the bar in terms of nutrition, product transparency and marketing to influence its competitors, in support of SDG 2, zero hunger, target 2.2 and SDG 17 on partnership for the goals. This is in collaboration with other investors, as part of the Healthy Markets Coalition.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2022. The views and opinions in the letter were current as of February 23, 2023. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Engage For Impact Fund

Average annual total returns for periods ended 12/31/22 (unaudited)

	6 months	1 year	Since inception[1]
Class P2	4.60%	(22.35)%	4.78%
Class P2[4]	4.89	(21.92)	(7.21)
MSCI All Country World Index (net)[3]	2.28	(18.36)	7.70

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2022 prospectuses were as follows: Class P—1.44% and 0.85%; Class P2—1.42% and 0.25%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2023, do not exceed 0.85% for Class P shares and 0.25% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P of UBS Engage For Impact Fund is October 24, 2018. Benchmark's inception return is based on Class P inception date.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  Inception date of Class P2 of UBS Engage For Impact Fund is February 23, 2021.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Engage For Impact Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2022

Top ten holdings

Ingersoll Rand, Inc.	4.2%
Spectris PLC	4.1
Danone SA	4.0
VMware, Inc., Class A	3.9
Linde PLC	3.8
Bank Mandiri Persero Tbk. PT	3.8
Alcon, Inc.	3.7
AIB Group PLC	3.4
Bunge Ltd.	3.4
Regal Rexnord Corp.	3.3
Total	37.6%

Top five issuer breakdown by country or territory of origin

United States	48.7%
United Kingdom	7.9
Japan	4.5
Switzerland	4.2
France	4.0
Total	69.3%

Common stocks
Auto components	2.2%
Banks	10.2
Beverages	2.9
Biotechnology	5.4
Chemicals	8.6
Commercial services & supplies	0.9
Consumer finance	2.6
Diversified consumer services	0.8
Diversified telecommunication services	2.1
Electric utilities	2.3
Electrical equipment	3.3
Electronic equipment, instruments & components	5.4
Equity real estate investment trusts	1.4
Food & staples retailing	1.4
Food products	9.8
Health care equipment & supplies	5.7
Health care technology	0.5
Hotels, restaurants & leisure	0.7
IT services	0.6
Life sciences tools & services	1.7
Machinery	4.2
Oil, gas & consumable fuels	3.0
Paper & forest products	2.8
Pharmaceuticals	1.5
Professional services	0.9
Road & rail	2.1
Semiconductors & semiconductor equipment	4.8
Software	8.4
Technology hardware, storage & peripherals	0.9
Textiles, apparel & luxury goods	0.5
Wireless telecommunication services	1.4
Total common stocks	99.0
Short-term investments	0.6
Investment of cash collateral from securities loaned	0.3
Total investments	99.9
Other assets in excess of liabilities	0.1
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS Engage For Impact Fund

Portfolio of investments

December 31, 2022 (unaudited)

	Number of shares	Value
Common stocks: 99.0%
Austria: 3.0%
Erste Group Bank AG	46,806	$1,497,568
Brazil: 2.8%
Suzano SA, ADR	149,700	1,383,228
Canada: 2.1%
Canadian Pacific Railway Ltd.[1]	13,645	1,017,328
China: 2.4%
China Mengniu Dairy Co. Ltd.*	266,000	1,199,423
Denmark: 3.1%
Genmab A/S*	3,594	1,519,524
France: 4.0%
Danone SA	37,303	1,966,079
Germany: 2.4%
Infineon Technologies AG	39,483	1,199,963
Indonesia: 3.8%
Bank Mandiri Persero Tbk. PT	2,907,300	1,853,968
Ireland: 3.4%
AIB Group PLC[1]	432,445	1,659,899
Japan: 4.5%
Chugai Pharmaceutical Co. Ltd.	28,200	719,290
JTOWER, Inc.*,1	22,600	1,033,523
Recruit Holdings Co. Ltd.	13,900	435,098
		2,187,911
Mexico: 1.4%
America Movil SAB de CV, Series L	770,000	698,617
Portugal: 3.0%
Galp Energia SGPS SA	110,581	1,491,806
Spain: 2.3%
Iberdrola SA	95,666	1,116,756
Switzerland: 4.2%
Alcon, Inc.	26,507	1,818,883
On Holding AG, Class A*,1	14,400	247,104
		2,065,987
United Kingdom: 7.9%
Linde PLC	5,772	1,882,711
Spectris PLC	55,452	2,008,839
		3,891,550
	Number of shares	Value
Common stocks—(concluded)
United States: 48.7%
AbbVie, Inc.	6,939	$1,121,412
American Well Corp., Class A*,1	85,353	241,549
Aptiv PLC*	11,828	1,101,542
Autodesk, Inc.*	6,906	1,290,524
Bio-Rad Laboratories, Inc., Class A*	2,019	848,969
Bunge Ltd.	16,505	1,646,704
CF Industries Holdings, Inc.	13,070	1,113,564
Coursera, Inc.*	34,660	410,028
Digital Realty Trust, Inc.	6,888	690,660
Ecolab, Inc.	8,423	1,226,052
Ingersoll Rand, Inc.	39,427	2,060,061
LivaNova PLC*	17,729	984,669
Micron Technology, Inc.	23,518	1,175,430
Montrose Environmental Group, Inc.*	10,158	450,914
Primo Water Corp.	90,326	1,403,666
Pure Storage, Inc., Class A*	16,056	429,659
Regal Rexnord Corp.	13,449	1,613,611
Roper Technologies, Inc.	2,145	926,833
SLM Corp.	75,569	1,254,445
Snowflake, Inc., Class A*	2,136	306,601
Sprouts Farmers Market, Inc.*	20,666	668,958
Sweetgreen, Inc., Class A*,1	42,300	362,511
Trimble, Inc.*	13,147	664,712
VMware, Inc., Class A*	15,656	1,921,930
		23,915,004
Total common stocks (cost $52,318,602)		48,664,611
Short-term investments: 0.6%
Investment companies: 0.6%
State Street Institutional U.S. Government Money Market Fund, 4.120%[2] (cost $325,875)	325,875	325,875
Investment of cash collateral from securities loaned: 0.3%
Money market funds: 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.320%[2] (cost $130,208)	130,208	130,208
Total investments: 99.9% (cost $52,774,685)		49,120,694
Other assets in excess of liabilities: 0.1%		31,233
Net assets: 100.0%		$49,151,927

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS Engage For Impact Fund

Portfolio of investments

December 31, 2022 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$29,143,992	$19,520,619	$—	$48,664,611
Short-term investments	—	325,875	—	325,875
Investment of cash collateral from securities loaned	—	130,208	—	130,208
Total	$29,143,992	$19,976,702	$—	$49,120,694

At December 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at December 31, 2022.

See accompanying notes to financial statements.

UBS International Sustainable Equity Fund

Portfolio performance

For the six months ended December 31, 2022, Class A shares of UBS International Sustainable Equity Fund (the "Fund") returned 3.84% (Class A shares returned -1.87% after the deduction of the maximum sales charge), while Class P shares returned 4.02% and Class P2 shares returned 4.38%. The Fund's benchmark, MSCI ACWI ex-US Index (the "Index"), returned 2.96%. (Class P2 shares have lower expenses than the other share classes in the series. Returns for all share classes over various time periods are shown on page 50; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's performance was due primarily to stock selection.

Portfolio performance summary1

What worked:

•  Stock selection in the financials and energy sectors added the most value relative to the benchmark.

•  Several individual stock positions were positive for performance during the six-month period. The largest contributors were:

  – SLB (previously known as Schlumberger) was the top contributor over the period on the back of commodity prices which continue to be elevated.

  – AIB Group's share price recorded positive performance as investors expect interest rates to stay higher for longer. In addition, the market recognized the resilience of the Irish economy as it performed well relative to Europe. The concentration of the Irish banking market allows AIB Group to improve its return on equity (ROE).

  – Metso Outotec's shares continued to trade well on the back of recent earnings which demonstrated strong operational performance with a full order book, acceleration in sales growth, and adjusted earnings before interest, taxes, depreciation, and amortization (EBITDA) margins that rose year-over-year.

  – Shares of Axis Bank rose as earnings were better than expected, driven by sharply falling credit costs and strong year-over-year core operating profit growth.

  – In spite of supply chain constraints, inflation, and broad economic uncertainty, Ashtead Group delivered strong revenues which were up from the previous year and ahead of consensus. In addition, operating profit exceeded previous expectations. The company increased its guidance for group rental growth on the back of signs of momentum in end markets which remain supportive.

What didn't work:

•  Stock selection in the consumer discretionary and consumer staples sectors detracted the most relative to the benchmark. The largest individual detractors were:

  – Ubisoft Entertainment was the main detractor as its shares sharply declined following the announcement that Tencent increased its ownership indirectly through an agreement with the founders. This was interpreted by investors as decreasing the likelihood that the company would be acquired in the near term. While Tencent's partnership with Ubisoft Entertainment supports the deployment of new games on mobile devices, especially in China, there were concerns over how this deal could benefit all shareholders. We maintain our position in the stock.

1  For a detailed commentary on the market environment in general during the reporting period, page 2.

UBS International Sustainable Equity Fund

  – Li Auto posted disappointing guidance and a decline in revenues. Chinese stocks were hit by COVID lockdowns and supply chain bottlenecks, dampening their earnings outlook. However, we believe that the longer-term secular trends shaping the electric vehicle (EV) market remain intact, which should benefit companies like Li Auto. We maintain our position in the stock.

  – Barry Callebaut's shares lagged the broader market as the company expects a weaker first quarter 2023 due to a combination of challenging comparisons, destocking by their customers, and some disruptions at one of their large factories. We maintain our position in the stock.

  – Koninklijke Philips detracted from returns as supply chain and inflationary headwinds limited near term margins and the Dreamstation recall issues persisted. We maintain our position in the stock.

  – Mowi's shares fell following the announcement that the Norwegian parliament would review a proposed 40% resource tax on salmon and trout farming in the country, which could impact the company's profitability in the future. The proposal is currently out for consultation and historically, we have typically seen such taxes come in much smaller in the end. To weigh in on the argument, Mowi and its other two major peers announced in early October 2022 the cancellation of their biomass growth purchases. We maintain our position in the stock.

The Fund did not have any exposure to derivatives during the reporting period.

Portfolio highlights

Our investment philosophy combines our bottom-up fundamental research with rigorous sustainability analysis. We look for companies that are attractively valued and integrate sustainability factors into their business models to build a competitive advantage.

The investment process for the International Sustainable Equity strategy is driven by a combination of fundamental, ESG (Environmental, Social and Governance) and thematic factors. Through this process, we aim to identify our best investment ideas across sectors and geographies from a stock-specific standpoint.

Please see below for summaries on the top three active weights in the portfolio, as of December 31, 2022:

Galp Energia

We believe Galp Energia is the best managed integrated major energy company in Europe with a high quality portfolio of high return assets, made of upstream energy (70% of 2020 revenues) and downstream activities (28%). While Galp Energia is involved in carbon intensive activities, it is one of the most efficient players, with 9.9 kg CO2e/boe (kilograms of carbon dioxide equivalent) for its upstream assets in comparison to 18.8 kgCO2e/boe for the industry average. The company embraces the energy transition with plans to direct half of its capital expenditures to low carbon projects and 30% towards renewables by 2025, limiting upstream spending. The company aims to reduce absolute greenhouse gas emissions from operations by 40% by 2030 (versus its 2017 level) and become net carbon neutral by 2050. This includes a large project to improve its Sines refinery hub in terms of energy efficiency (halve operation emissions by 2030) and allow crude sourcing flexibility and adapt for biofuels production. In terms of energy assets, in 2030 the company will have 12GW of renewable operating capacity. Finally, Galp Energia is building exposure to green hydrogen, with a first plan for 100Mw capacity by 2025.

UBS International Sustainable Equity Fund

SLB

SLB is an offshore drilling company that also provides technology for reservoir characterization, drilling, production and processing to the oil and gas industry—including software and seismic technology, integrated asset performance solutions, and reservoir productivity and performance optimization tools. The company's ESG profile appears better than its energy services peers, highlighted by industry-leading commitments (including scope 1, 2, and 3 net zero by 2050), sustainable development goals (SDG) alignment (11/17), and business strategy with new energy focus. In the short-term, SLB sees momentum in driving customer emissions' reduction efforts while, in the medium- to longer-term, a New Energy unit that is already in investing mode across numerous technologies, products, and geographies. We think the advantage for global services companies with scale is the reach into many assets of industry throughout the world (SLB operates in roughly 120 nations), with few better situated than SLB—already leveraging expertise in carbon capture and storage (CCS) (60 projects globally) and geothermal (participating in 70% of all such projects globally), but also participating in hydrogen and lithium projects. SLB has long-standing efforts in low carbon solutions and provides the platform to build out new business models driven by less carbon-intensive digital offerings and transition growth. Its focus on technology supports relatively low emission intensity compared to peers. Lastly, the company has strong disclosure on social engagements, diverse hiring, and health & safety and added a Chief Strategy & Sustainability Officer in 2021.

Barry Callebaut

Barry Callebaut is the world's leading manufacturer of high-quality chocolate and cocoa products and has been dedicated to this business for more than 150 years. The company operates out of more than 40 countries, runs about 60 production facilities, employs a global workforce of more than 12,000 people, and generates annual sales of about 6.9 billion Swiss francs (approximately $7.1 billion). We see long-term structural growth coming from outsourcing and volume growth, complemented by margin growth through leverage. The company is globally diversified, which gives them a competitive edge over smaller local players and allows for more capacity in innovation. We believe Barry Callebaut has a strong management team that is focused on long term margin expansion and top line growth with sustainability embedded in the corporate culture DNA. While the shutdown of restaurants/hotels has created short term headwinds for their Gourmet segment, we believe post crisis will be an opportunity to gain market share with a solid pipeline in food manufacturing. Overall, we view Barry Callebaut as being a recovery winner post-lockdown. In 2016, the company launched Forever Chocolate, with a plan to make sustainable chocolate the norm by 2025 and drive a sustainable cocoa and chocolate supply chain. It aims to have more than 500,000 cocoa farmers lifted out of poverty and have 100% sustainable ingredients in all their products. In its fourth annual progress report, Barry Callebaut reported 143,233 cocoa farmers in their supply chain are out of poverty and also reported a 8.1% reduction in their carbon footprint.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2022. The views and opinions in the letter were current as of February 23, 2023. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS International Sustainable Equity Fund

Average annual total returns for periods ended 12/31/22 (unaudited)

	6 months	1 year	5 years	10 years or Since inception[1]
Before deducting maximum sales charge
Class A1	3.84%	(14.38)%	0.21%	4.61%
Class P2	4.02	(14.10)	0.47	4.87
Class P2[4]	4.38	(13.43)		3.39
After deducting maximum sales charge
Class A1	(1.87)%	(19.06)%	(0.91)%	4.03%
MSCI ACWI ex-US Index[3]	2.96	(16.00)	0.88	3.80

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2022 prospectuses were as follows: Class A—1.37% and 1.25%; Class P—1.11% and 1.00%; Class P2—1.12% and 0.25%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) do not exceed 1.25% for Class A shares, 1.00% for Class P shares. This fee waiver and expense arrangement may only be amended or terminated by shareholders. The Advisor has also entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2023, does not exceed 0.25% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 25 Emerging Markets (EM) countries*. With 2,336 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

4  Inception date of Class P2 of UBS International Sustainable Equity Fund is October 30, 2020.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS International Sustainable Equity Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2022

Top ten holdings

Galp Energia SGPS SA	2.9%
Schlumberger Ltd.	2.8
AstraZeneca PLC	2.5
Novartis AG, Registered Shares	2.4
Barry Callebaut AG	2.3
AXA SA	2.3
Metso Outotec Oyj	2.2
Bank Central Asia Tbk. PT	2.2
Royal Bank of Canada	2.2
Danone SA	2.2
Total	24.0%

Top five issuer breakdown by country or territory of origin

United Kingdom	13.6%
Japan	11.9
China	8.2
France	7.3
United States	7.0
Total	48.0%

Common stocks
Auto components	2.4%
Automobiles	3.5
Banks	10.6
Biotechnology	2.3
Capital markets	2.1
Chemicals	3.6
Commercial services & supplies	1.4
Construction & engineering	1.5
Diversified financial services	1.0
Diversified telecommunication services	2.8
Electrical equipment	1.1
Electronic equipment, instruments & components	1.4
Energy equipment & services	2.8
Entertainment	3.2
Food products	6.2
Health care equipment & supplies	2.7
Household durables	1.9
Industrial conglomerates	0.9
Insurance	7.5
Interactive media & services	1.0
Internet & direct marketing retail	3.4
IT services	1.9
Leisure products	0.4
Machinery	2.9
Oil, gas & consumable fuels	4.4
Paper & forest products	1.5
Personal products	2.1
Pharmaceuticals	4.9
Professional services	1.2
Road & rail	1.0
Semiconductors & semiconductor equipment	4.5
Software	4.1
Specialty retail	0.6
Textiles, apparel & luxury goods	1.4
Trading companies & distributors	3.1
Wireless telecommunication services	1.3
Total common stocks	98.6
Short-term investments	1.1
Investment of cash collateral from securities loaned	3.6
Total investments	103.3
Liabilities in excess of other assets	(3.3)
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS International Sustainable Equity Fund

Portfolio of investments

December 31, 2022 (unaudited)

	Number of shares	Value
Common stocks: 98.6%
Australia: 1.4%
Brambles Ltd.	289,345	$2,372,804
Belgium: 0.8%
Galapagos NV*	25,973	1,149,645
Galapagos NV*,1	4,699	208,548
		1,358,193
Brazil: 3.0%
Banco Bradesco SA, ADR	344,090	990,979
MercadoLibre, Inc.*	1,926	1,629,858
Suzano SA	284,200	2,624,044
		5,244,881
Canada: 3.2%
Canadian Pacific Railway Ltd.[1]	23,248	1,733,298
Royal Bank of Canada[1]	40,459	3,803,863
		5,537,161
China: 8.2%
Alibaba Group Holding Ltd., ADR*	23,727	2,090,111
China Mengniu Dairy Co. Ltd.*	364,000	1,641,316
Li Auto, Inc., ADR*	57,871	1,180,568
Meituan, Class B*,2	95,500	2,115,882
NXP Semiconductors NV	9,935	1,570,028
Ping An Insurance Group Co. of China Ltd., Class H	446,500	2,933,389
Tencent Holdings Ltd.	42,600	1,806,256
Zhongsheng Group Holdings Ltd.	188,500	965,516
		14,303,066
Denmark: 1.6%
Genmab A/S*	6,428	2,717,725
Finland: 2.2%
Metso Outotec Oyj	377,147	3,883,657
France: 7.3%
AXA SA	142,847	3,979,075
Cie Generale des Etablissements Michelin SCA	95,885	2,671,094
Danone SA	71,595	3,773,462
Ubisoft Entertainment SA*	77,263	2,182,742
		12,606,373
Germany: 5.2%
CTS Eventim AG & Co. KGaA*	53,466	3,393,963
Infineon Technologies AG	51,819	1,574,877
Knorr-Bremse AG	21,393	1,163,829
LANXESS AG	26,928	1,080,531
SAP SE	17,142	1,769,752
		8,982,952
Hong Kong: 1.7%
Prudential PLC	222,174	3,029,406
	Number of shares	Value
Common stocks—(continued)
India: 4.4%
Axis Bank Ltd., GDR	50,307	$2,854,516
Infosys Ltd., ADR	108,599	1,955,868
Mahindra & Mahindra Ltd., GDR	193,227	2,908,067
		7,718,451
Indonesia: 4.2%
Bank Central Asia Tbk. PT	6,953,600	3,812,923
Bank Mandiri Persero Tbk. PT	5,414,500	3,452,795
		7,265,718
Ireland: 2.1%
AIB Group PLC[1]	934,249	3,586,026
Italy: 2.9%
Infrastrutture Wireless Italiane SpA[2]	169,654	1,711,504
PRADA SpA	249,800	1,402,329
Prysmian SpA	53,807	1,999,226
		5,113,059
Japan: 11.9%
ITOCHU Corp.[1]	79,200	2,484,722
NEC Corp.	38,800	1,360,686
Nippon Telegraph & Telephone Corp.	108,600	3,097,110
OBIC Business Consultants Co. Ltd.	73,700	2,399,205
ORIX Corp.	114,100	1,826,359
Shin-Etsu Chemical Co. Ltd.	16,400	2,002,639
SoftBank Group Corp.	54,600	2,309,194
Sony Group Corp.	42,600	3,247,039
Toyota Motor Corp.	141,100	1,924,963
		20,651,917
Netherlands: 1.6%
ASML Holding NV1	3,034	1,654,293
Koninklijke Philips NV	78,773	1,185,314
		2,839,607
Norway: 2.3%
Equinor ASA	70,114	2,519,914
Mowi ASA	83,496	1,422,797
		3,942,711
Portugal: 2.9%
Galp Energia SGPS SA	379,025	5,113,282
South Korea: 4.1%
LG Chem Ltd.	6,569	3,136,890
Samsung Engineering Co. Ltd.*	143,698	2,542,125
SK Hynix, Inc.	23,039	1,374,599
		7,053,614
Switzerland: 6.7%
Alcon, Inc.	36,075	2,475,429
Barry Callebaut AG	2,034	4,016,642

UBS International Sustainable Equity Fund

Portfolio of investments

December 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
Switzerland—(concluded)
Novartis AG	45,365	$4,105,415
On Holding AG, Class A*,1	63,500	1,089,660
		11,687,146
Taiwan: 1.4%
Merida Industry Co. Ltd.	138,000	747,892
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	22,200	1,653,678
		2,401,570
United Kingdom: 13.6%
Ashtead Group PLC	52,500	2,982,249
AstraZeneca PLC	32,874	4,448,488
DCC PLC	32,206	1,583,631
London Stock Exchange Group PLC	42,954	3,690,659
RELX PLC	74,452	2,058,451
Sage Group PLC	324,495	2,921,981
Spectris PLC	66,648	2,414,432
Unilever PLC	72,425	3,634,050
		23,733,941
United States: 5.9%
Aon PLC, Class A	10,093	3,029,313
Aptiv PLC*	15,362	1,430,663
LivaNova PLC*	18,023	1,000,998
Schlumberger Ltd.	90,192	4,821,664
		10,282,638
Total common stocks (cost $199,595,961)		171,425,898
	Number of shares	Value
Short-term investments: 1.1%
Investment companies: 1.1%
State Street Institutional U.S. Government Money Market Fund, 4.120%[3] (cost $1,855,974)	1,855,974	$1,855,974
Investment of cash collateral from securities loaned: 3.6%
Money market funds: 3.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.320%[3] (cost $6,349,238)	6,349,238	6,349,238
Total investments: 103.3% (cost $207,801,173)		179,631,110

Liabilities in excess of other assets: (3.3%)	(5,695,032)
Net assets: 100.0%	$173,936,078

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS International Sustainable Equity Fund

Portfolio of investments

December 31, 2022 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$33,017,707	$138,408,191	$—	$171,425,898
Short-term investments	—	1,855,974	—	1,855,974
Investment of cash collateral from securities loaned	—	6,349,238	—	6,349,238
Total	$33,017,707	$146,613,403	$—	$179,631,110

At December 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $3,827,386, represented 2.2% of the Fund's net assets at period end.

3  Rates shown reflect yield at December 31, 2022.
See accompanying notes to financial statements.

UBS US Dividend Ruler Fund

Portfolio performance

For the six months ended December 31, 2022 (the "reporting period"), Class P shares of UBS US Dividend Ruler Fund (the "Fund") returned 7.71%. For comparison purposes, the S&P 500 Index (the "Index") returned 2.31%. Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.

Fund overview

The Fund's investment goal is to maximize total return, consisting of capital appreciation by focusing on fundamentally attractive dividend-paying stocks.

Portfolio performance summary1

What worked:

•  In terms of stock selection, holdings in the information technology and consumer discretionary sectors were most additive to performance relative to the S&P 500.

•  In terms of sector allocation, the portfolio's underweight to the communication services sector and overweight to energy were the largest contributors to relative performance.

•  A number of individual holdings were beneficial for absolute performance, including:

  – Energy stocks such as Phillips 66 and EOG Resources were among the strongest performers given tight oil markets and energy sector outperformance. Phillips 66's diversified business model across refining, chemicals, midstream, and marketing helps provide earnings stability through the cycle. Rebuilding of refined product inventories and shortage of global refining capacity should support elevated margins. EOG Resources is a high-quality, low-cost exploration and production company, with a strong track record of consistent execution and top-tier returns.

  – Shares of Starbucks rallied following a positive September 2022 Investor Day, where the company outlined its reinvention plan aimed to improve both partner and customer experiences. The company expects to drive 10-12% annualized sales growth and margin expansion over the next three years. Additionally, Starbucks' shares benefited from continued strength in US store sales and prospects of economic reopening in its largest growth market, China.

What didn't work:

•  Stock selection within the industrials sector detracted most from relative performance.

•  In terms of sector allocation, no sectors detracted from relative performance.

•  Several individual fund holdings weighed on absolute performance, including:

  – Microsoft's stock faltered on decelerating growth in its cloud business, Azure, and concerns of a weakening enterprise spending environment amid an economic slowdown. While the operating environment has proven challenging, we remain constructive on the long-term outlook for the company. Microsoft remains one of the dominant cloud service providers, in a market that remains underpenetrated. In additional, Microsoft's Windows and Office 365 platforms remain consumer and corporate staples. We continue to hold the stock.

1  For a detailed commentary on the market environment in general during the reporting period, page 2.

UBS US Dividend Ruler Fund

  – Shares of super-regional bank Truist Financial underperformed. Higher investments and delays in cost savings from the company's merger of equals (between SunTrust and BB&T) overshadowed higher net interest income and a pickup in loan growth. We continue to hold the stock.

  – Comcast's shares declined given lowered expectations for broadband subscriber growth and increasing competition from telecom providers. We removed Comcast from the portfolio in September 2022.

The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2022. The views and opinions in the letter were current as of February 23, 2023. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS US Dividend Ruler Fund

Average annual total returns for periods ended 12/31/22 (unaudited)

	6 months	1 year	Since inception[1]
Class P2	7.71%	(6.93)%	11.97%
S&P 500 Index[3]	2.31	(18.11)	9.97

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2022 prospectuses were as follows: Class P—0.83% and 0.50%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2023, do not exceed 0.50% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P is July 9, 2020.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held.

3  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses. Inception return for the Index is shown as of the inception date of Class P: July 9, 2020.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS US Dividend Ruler Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2022

Top ten holdings

Microsoft Corp.	8.1%
Johnson & Johnson	4.4
UnitedHealth Group, Inc.	3.8
Exxon Mobil Corp.	3.6
McDonald's Corp.	3.5
Broadcom, Inc.	3.2
AbbVie, Inc.	3.2
Raytheon Technologies Corp.	3.0
Procter & Gamble Co.	3.0
Chubb Ltd.	3.0
Total	38.8%

Top issuer breakdown by country or territory of origin

United States	96.0%
United Kingdom	4.8
Total	100.8%

Common stocks
Aerospace & defense	3.0%
Air freight & logistics	2.5
Banks	4.1
Beverages	5.1
Biotechnology	4.5
Capital markets	3.2
Chemicals	2.7
Commercial services & supplies	1.4
Communications equipment	1.2
Consumer finance	0.9
Electric utilities	5.0
Equity real estate investment trusts	2.3
Health care equipment & supplies	2.9
Health care providers & services	3.8
Hotels, restaurants & leisure	5.6
Household products	3.0
Industrial conglomerates	2.3
Insurance	5.2
IT services	3.5
Oil, gas & consumable fuels	7.5
Pharmaceuticals	4.4
Road & rail	2.4
Semiconductors & semiconductor equipment	8.0
Software	11.1
Specialty retail	2.3
Total common stocks	97.9
Short-term investments	2.9
Total investments	100.8
Liabilities in excess of other assets	(0.8)
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS US Dividend Ruler Fund

Portfolio of investments

December 31, 2022 (unaudited)

	Number of shares	Value
Common stocks: 97.9%
Aerospace & defense: 3.0%
Raytheon Technologies Corp.	39,894	$4,026,102
Air freight & logistics: 2.5%
United Parcel Service, Inc., Class B	19,115	3,322,952
Banks: 4.1%
JPMorgan Chase & Co.	25,347	3,399,033
Truist Financial Corp.	46,645	2,007,134
		5,406,167
Beverages: 5.1%
Coca-Cola Co.	61,976	3,942,294
Diageo PLC, ADR	15,528	2,766,934
		6,709,228
Biotechnology: 4.5%
AbbVie, Inc.	26,478	4,279,110
Amgen, Inc.	6,589	1,730,535
		6,009,645
Capital markets: 3.2%
BlackRock, Inc.	3,233	2,291,001
Morgan Stanley	23,222	1,974,334
		4,265,335
Chemicals: 2.7%
Linde PLC	11,130	3,630,383
Commercial services & supplies: 1.4%
Republic Services, Inc.	14,562	1,878,352
Communications equipment: 1.2%
Cisco Systems, Inc.	32,633	1,554,636
Consumer finance: 0.9%
Discover Financial Services	12,204	1,193,917
Electric utilities: 5.0%
American Electric Power Co., Inc.	29,948	2,843,563
NextEra Energy, Inc.	44,884	3,752,302
		6,595,865
Equity real estate investment trusts: 2.3%
Prologis, Inc.	26,518	2,989,374
Health care equipment & supplies: 2.9%
Abbott Laboratories	35,335	3,879,430
Health care providers & services: 3.8%
UnitedHealth Group, Inc.	9,466	5,018,684
Hotels, restaurants & leisure: 5.6%
McDonald's Corp.	16,808	4,429,412
Starbucks Corp.	29,474	2,923,821
		7,353,233
Household products: 3.0%
Procter & Gamble Co.	26,193	3,969,811
	Number of shares	Value
Common stocks—(concluded)
Industrial conglomerates: 2.3%
Honeywell International, Inc.	13,934	$2,986,056
Insurance: 5.2%
Chubb Ltd.	17,972	3,964,623
Marsh & McLennan Cos., Inc.	17,596	2,911,786
		6,876,409
IT services: 3.5%
Accenture PLC, Class A	11,026	2,942,178
Automatic Data Processing, Inc.	7,137	1,704,744
		4,646,922
Oil, gas & consumable fuels: 7.5%
EOG Resources, Inc.	23,140	2,997,093
Exxon Mobil Corp.	43,788	4,829,816
Phillips 66	20,857	2,170,797
		9,997,706
Pharmaceuticals: 4.4%
Johnson & Johnson	32,983	5,826,447
Road & rail: 2.4%
Union Pacific Corp.	15,286	3,165,272
Semiconductors & semiconductor equipment: 8.0%
Analog Devices, Inc.	18,937	3,106,236
Broadcom, Inc.	7,682	4,295,237
Texas Instruments, Inc.	19,472	3,217,164
		10,618,637
Software: 11.1%
Microsoft Corp.	44,821	10,748,972
Oracle Corp.	48,133	3,934,392
		14,683,364
Specialty retail: 2.3%
Home Depot, Inc.	9,719	3,069,843
Total common stocks (cost $126,193,794)		129,673,770
Short-term investments: 2.9%
Investment companies: 2.9%
State Street Institutional U.S. Government Money Market Fund, 4.120%[1] (cost $3,838,515)	3,838,515	3,838,515
Total investments: 100.8% (cost $130,032,309)		133,512,285
Liabilities in excess of other assets: (0.8%)		(1,020,626)
Net assets: 100.0%		$132,491,659

UBS US Dividend Ruler Fund

Portfolio of investments

December 31, 2022 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$129,673,770	$—	$—	$129,673,770
Short-term investments	—	3,838,515	—	3,838,515
Total	$129,673,770	$3,838,515	$—	$133,512,285

At December 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Rates shown reflect yield at December 31, 2022.

See accompanying notes to financial statements.

UBS US Quality Growth At Reasonable Price Fund

Portfolio performance

For the six months ended December 31, 2022 (the "reporting period"), Class P shares of UBS US Quality Growth At Reasonable Price Fund (the "Fund") returned -0.12%. For comparison purposes, the Russell 1000 Growth Index (the "Index") returned -1.48%. Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.

Fund overview

The Fund's investment goal is to provide capital appreciation by seeking exposure to attractively valued, high quality growth stocks.

Portfolio performance summary1

What worked:

•  Stock selection within the consumer discretionary and energy sectors was a meaningful contributor to performance relative to the Russell 1000 Growth Index.

•  Within sectors, our overweight allocation to health care was a modest contributor to performance.

•  A number of individual holdings were beneficial for absolute performance, including:

  – Amidst a worsening economic environment with still elevated inflation, shares of TJX Companies outperformed as consumers traded down to off-price retailers. Elevated inventory at traditional retailers presented a strong buying environment for TJX Companies. Moreover, its pricing initiative helped drive a recovery in margins.

  – We added SLB (previously known as Schlumberger) to the portfolio in late July 2022 (and subsequently increased our position in September) on the thesis that the underinvestment in oil supplies over the past few years should drive "higher for longer" oil prices and ultimately a pickup in international drilling and development activity. Third quarter 2022 results for the company topped consensus expectations, with quarterly earnings per share and pretax operating margins reaching seven-year highs.

  – Intuitive Surgical shares rallied on better-than-expected DaVinci systems shipments and healthy 20% procedure volume growth in its third quarter earnings results.

What didn't work:

•  Stock selection in the information technology sector was a notable detractor from relative performance.

•  In terms of sector allocation, our overweight to communication services modestly detracted from performance.

•  Several individual holdings weighed on absolute performance, including:

  – Alphabet's shares fell on decelerating revenue growth in its core Search and YouTube businesses. While not immune to a cyclical slowdown in global advertising spending, Alphabet shares ended 2022 trading at 17 times consensus 2023 earnings estimates — a 20% discount to the Russell 1000 Growth Index. Longer-term, we view Alphabet as a leader in digital advertising, as well as global cloud infrastructure. We continue to hold the stock.

1  For a detailed commentary on the market environment in general during the reporting period, page 2.

UBS US Quality Growth At Reasonable Price Fund

  – Amazon.com's shares declined due to fears of consumer weakness, decelerating growth in its AWS cloud business, and higher-than-expected costs (shipping, labor, warehousing) weighing on quarterly earnings results and forward-looking guidance. While these issues may linger in the near-term, we remain positive on the company's long-term prospects. Amazon.com has more recently decided to rein in investments in new capacity and appears poised to deliver improved profitability. Amazon.com remains the market leader in e-commerce and cloud computing — two significant secular growth drivers. We continue to hold the stock.

  – Microsoft's stock faltered on decelerating growth in its cloud business, Azure, and concerns of a weakening enterprise spending environment amid an economic slowdown. While the operating environment has proven challenging, we remain constructive on the long-term outlook for the company. Microsoft remains one of the dominant cloud service providers, in a market that remains underpenetrated. In additional, Microsoft's Windows and Office 365 platforms remain dominant in their categories and essentials for both consumers and businesses. We continue to hold the stock.

The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2022. The views and opinions in the letter were current as of February 23, 2023. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS US Quality Growth At Reasonable Price Fund

Average annual total returns for periods ended 12/31/22 (unaudited)

	6 months	1 year	Since inception[1]
Class P2	(0.12)%	(25.56)%	4.01%
Russell 1000 Growth Index[3]	(1.48)	(29.14)	3.39

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2022 prospectuses were as follows: Class P—0.79% and 0.50%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2023, do not exceed 0.50% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P is July 9, 2020.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index was developed with a base value of 200 as of August 31, 1992. Inception return for the Index is shown as of the inception date of Class P: July 9, 2020.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS US Quality Growth At Reasonable Price Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2022

Top ten holdings

Microsoft Corp.	12.6%
Alphabet, Inc., Class A	7.5
Apple, Inc.	6.4
Amazon.com, Inc.	5.8
Visa, Inc., Class A	4.4
UnitedHealth Group, Inc.	3.9
Boston Scientific Corp.	2.9
TJX Cos., Inc.	2.6
Texas Instruments, Inc.	2.5
Costco Wholesale Corp.	2.5
Total	51.1%

Issuer breakdown by country or territory of origin

United States	100.1%

Common stocks
Beverages	2.1%
Capital markets	3.2
Chemicals	2.3
Electrical equipment	1.1
Energy equipment & services	1.9
Equity real estate investment trusts	2.2
Food & staples retailing	2.5
Health care equipment & supplies	7.3
Health care providers & services	3.9
Household products	2.3
Industrial conglomerates	1.8
Interactive media & services	7.5
Internet & direct marketing retail	5.8
IT services	4.4
Life sciences tools & services	4.0
Machinery	1.3
Multiline retail	1.5
Personal products	1.8
Pharmaceuticals	2.4
Road & rail	2.0
Semiconductors & semiconductor equipment	5.0
Software	16.3
Specialty retail	6.7
Technology hardware, storage & peripherals	6.4
Textiles, apparel & luxury goods	2.0
Total common stocks	97.7
Short-term investments	2.4
Total investments	100.1
Liabilities in excess of other assets	(0.1)
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS US Quality Growth At Reasonable Price Fund

Portfolio of investments

December 31, 2022 (unaudited)

	Number of shares	Value
Common stocks: 97.7%
Beverages: 2.1%
Coca-Cola Co.	53,075	$3,376,101
Capital markets: 3.2%
Ameriprise Financial, Inc.	8,701	2,709,230
S&P Global, Inc.	7,217	2,417,262
		5,126,492
Chemicals: 2.3%
Sherwin-Williams Co.	15,648	3,713,740
Electrical equipment: 1.1%
Rockwell Automation, Inc.	6,555	1,688,371
Energy equipment & services: 1.9%
Schlumberger Ltd.	57,937	3,097,312
Equity real estate investment trusts: 2.2%
American Tower Corp.	16,614	3,519,842
Food & staples retailing: 2.5%
Costco Wholesale Corp.	8,955	4,087,958
Health care equipment & supplies: 7.3%
Abbott Laboratories	30,974	3,400,636
Boston Scientific Corp.*	100,105	4,631,858
Intuitive Surgical, Inc.*	14,038	3,724,983
		11,757,477
Health care providers & services: 3.9%
UnitedHealth Group, Inc.	11,822	6,267,788
Household products: 2.3%
Procter & Gamble Co.	24,673	3,739,440
Industrial conglomerates: 1.8%
Honeywell International, Inc.	13,790	2,955,197
Interactive media & services: 7.5%
Alphabet, Inc., Class A*	136,850	12,074,276
Internet & direct marketing retail: 5.8%
Amazon.com, Inc.*	111,056	9,328,704
IT services: 4.4%
Visa, Inc., Class A	33,741	7,010,030
Life sciences tools & services: 4.0%
Danaher Corp.	12,041	3,195,922
Thermo Fisher Scientific, Inc.	6,029	3,320,110
		6,516,032
Machinery: 1.3%
Parker-Hannifin Corp.	7,386	2,149,326
	Number of shares	Value
Common stocks—(concluded)
Multiline retail: 1.5%
Dollar General Corp.	9,697	$2,387,886
Personal products: 1.8%
Estee Lauder Cos., Inc., Class A	11,481	2,848,551
Pharmaceuticals: 2.4%
Eli Lilly & Co.	10,719	3,921,439
Road & rail: 2.0%
Union Pacific Corp.	15,691	3,249,135
Semiconductors & semiconductor equipment: 5.0%
Applied Materials, Inc.	40,641	3,957,621
Texas Instruments, Inc.	24,905	4,114,804
		8,072,425
Software: 16.3%
Microsoft Corp.	84,514	20,268,147
Palo Alto Networks, Inc.*	17,500	2,441,950
Salesforce, Inc.*	26,269	3,483,007
		26,193,104
Specialty retail: 6.7%
Home Depot, Inc.	10,941	3,455,824
O'Reilly Automotive, Inc.*	3,876	3,271,460
TJX Cos., Inc.	52,041	4,142,464
		10,869,748
Technology hardware, storage & peripherals: 6.4%
Apple, Inc.	79,535	10,333,983
Textiles, apparel & luxury goods: 2.0%
Nike, Inc., Class B	27,610	3,230,646
Total common stocks (cost $175,556,824)		157,515,003
Short-term investments: 2.4%
Investment companies: 2.4%
State Street Institutional U.S. Government Money Market Fund, 4.120%[1] (cost $3,875,193)	3,875,193	3,875,193
Total investments: 100.1% (cost $179,432,017)		161,390,196
Liabilities in excess of other assets: (0.1%)		(184,665)
Net assets: 100.0%		$161,205,531

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS US Quality Growth At Reasonable Price Fund

Portfolio of investments

December 31, 2022 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$157,515,003	$—	$—	$157,515,003
Short-term investments	—	3,875,193	—	3,875,193
Total	$157,515,003	$3,875,193	$—	$161,390,196

At December 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Rates shown reflect yield at December 31, 2022.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the six months ended December 31, 2022, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 4.49% (Class A shares returned -1.25% after the deduction of the maximum sales charge), while Class P shares returned 4.62%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned 4.38% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 70; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's performance was driven primarily by stock selection decisions.

Portfolio performance summary1

What worked:

•  Within stock selection, Shift4 Payments was the top contributor to performance.

– Shift4 Payments is a provider of integrated payment processing and technology solutions for merchants. The stock rallied on investor optimism regarding the outlook for the company to continue to shift gateway customers to end-to-end payment agreements, as well as the company's diversification of customer segments away from restaurants and hospitality to other areas, including sports, events, and travel.

•  Several other stock selection decisions benefited performance.

– Performance Food Group is a leading distributor of food and related products. The stock rose on continued investor enthusiasm that the company's planned sales force expansion should translate into new accounts and increased sales over the next several quarters.

– Medpace is a full-service clinical research organization that serves numerous therapeutic and specialty areas. The company's shares surged higher after reporting quarterly results and providing initial guidance for 2023 that exceeded consensus estimates.

– Lattice Semiconductor designs, develops, and markets programmable logic devices. The stock rallied strongly after posting strong quarterly results and raising its guidance for the fourth quarter of 2022. The company also launched Avant, a new platform of midrange Field-Programmable Gate Arrays (FPGAs), in early December. The new product offering is expected to drive material addressable market expansion for the company.

– Herc is an equipment rental company to a variety of industrial markets. After several months of underperformance, the stock rose on sentiment that the company will benefit from declining interest rates.

•  Within sector allocation,the Fund's underweight positions in communications services and utilities contributed to returns over the reporting period.

What didn't work:

•  Certain stock selection decisions detracted from the Fund's returns during the reporting period.

– R1 RCM operates a revenue cycle management company for healthcare providers. The company reported disappointing third quarter 2022 results and provided guidance for 2023 that was below consensus expectations. This was due in part to elongated payment cycles and slower than expected customer integrations. Furthermore, at that time the company announced that the Chief Executive Officer would be stepping down at the end of 2022. We continue to own the stock.

1  For a detailed commentary on the market environment in general during the reporting period, page 2.

UBS U.S. Small Cap Growth Fund

– Chart Industries is a leading provider of technology, equipment and services related to liquefied natural gas (LNG), hydrogen, biogas, and carbon dioxide capture amongst other applications. The stock declined sharply following the company's announcement that it is acquiring Howden Group for $4.4 billon. The transaction will increase the company's debt levels and is expected to close in the first half of 2023. We continue to own the stock.

– DigitalOcean is a cloud computing platform offering on-demand infrastructure and platform tools for developers, start-ups, and small and medium-sized businesses. The stock underperformed as investors rotated out of year-to-date winners and higher multiple software stocks. We continue to own the stock.

– Azenta provides life sciences solutions including cold-chain sample management solutions and genomic services across areas such as drug development, clinical research, and advanced cell therapies. The company reported quarterly results that were below expectations. This was due in part to foreign exchange headwinds, lockdowns in China and the roll-off of certain COVID-related revenues. We continue to own the stock.

– STAAR Surgical is a developer and manufacturer of implantable collamer lenses for vision correction. The stock declined after management lowered its 2022 revenue guidance due to the combined impacts of lockdowns in China, European headwinds, and currency factors. We continue to own the stock.

•  Within sector allocation, the Fund's underweight position in energy detracted from returns.

•  The Fund did not invest in derivatives during the reporting period.

Portfolio highlights

Performance Food Group markets and distributes food and food-related products to a variety of customers including restaurants, schools, business, hospitals, convenience stores and theaters. The company operates in the US and Canada, offering foods such as meats, fruits, vegetables and desserts, as well as paper products, including pizza boxes, disposable napkins, plates, and cups. We believe the company has an opportunity to grow sales both organically and through mergers and acquisitions as it consolidates smaller companies in the industry.

Ryman Hospitality Properties specializes in group-oriented and destination hotel assets in urban and resort markets. We believe the company should benefit from increased demand for corporate meetings and events after several years of limited activity during the early stages of the COVID-19 pandemic. Additionally, the company has been making investments in its existing properties to increase the number of rooms available, which can help drive growth over time.

Pure Storage is a leading provider of flash storage arrays for high performance workloads, including server consolidation, desktop virtualization, database and cloud computing. We believe the company is positioned to continue to gain share in the enterprise all-flash array market. The company is also seeking to enable hyperscalers' ambitions and has a partnership with Meta to power its AI/Metaverse ambitions.

Lattice Semiconductor is a leading provider of Field Programmable Gate Arrays (FPGAs). The company's integrated circuits (ICs) can be programmed and re-programmed via software to adapt to the evolving needs of larger systems. We believe the company's FPGA technology will continue to benefit from the rise of fast-growing applications, including edge computing, artificial intelligence, system security, 5G, factory automation and robotics. The company should also benefit from continued new product introductions increasing their addressable market, as well as margin expansion opportunities through pricing power and scale.

UBS U.S. Small Cap Growth Fund

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2022. The views and opinions in the letter were current as of February 23, 2023. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 12/31/22 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.49%	(28.31)%	8.28%	11.21%
Class P2	4.62	(28.12)	8.55	11.51
After deducting maximum sales charge
Class A1	(1.25)%	(32.25)%	7.06%	10.59%
Russell 2000 Growth Index[3]	4.38	(26.36)	3.51	9.20

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2022 prospectuses were as follows: Class A—1.46% and 1.24%; Class P—1.21% and 0.99%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, dividend expense and security loan fees for securities sold short and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2023, do not exceed 1.24% for Class A shares and 0.99% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Small Cap Growth Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2022

Top ten holdings

Performance Food Group Co.	3.2%
Ryman Hospitality Properties, Inc.	2.5
Visteon Corp.	2.1
Pure Storage, Inc., Class A	2.1
Lattice Semiconductor Corp.	2.1
Medpace Holdings, Inc.	2.0
Evoqua Water Technologies Corp.	2.0
Jack Henry & Associates, Inc.	2.0
Inspire Medical Systems, Inc.	1.9
Chart Industries, Inc.	1.8
Total	21.7%

Top five issuer breakdown by country or territory of origin

United States	98.2%
Israel	1.3
United Kingdom	0.8
Netherlands	0.7
Canada	0.2
Total	101.2%

Common stocks
Air freight & logistics	1.8%
Auto components	2.1
Banks	6.6
Beverages	1.0
Biotechnology	5.9
Building products	1.0
Chemicals	0.4
Construction & engineering	3.2
Electrical equipment	2.3
Energy equipment & services	1.7
Equity real estate investment trusts	2.5
Food & staples retailing	3.2
Health care equipment & supplies	5.6
Health care providers & services	2.7
Hotels, restaurants & leisure	7.6
Household durables	0.8
IT services	5.8
Life sciences tools & services	5.1
Machinery	4.2
Media	0.7
Multiline retail	1.0
Oil, gas & consumable fuels	4.4
Pharmaceuticals	1.3
Professional services	2.0
Semiconductors & semiconductor equipment	5.0
Software	10.0
Specialty retail	2.1
Technology hardware, storage & peripherals	2.1
Textiles, apparel & luxury goods	1.3
Thrifts & mortgage finance	0.7
Trading companies & distributors	3.2
Total common stocks	97.3
Short-term investments	3.9
Investment of cash collateral from securities loaned	0.2
Total investments	101.4
Liabilities in excess of other assets	(1.4)
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2022 (unaudited)

	Number of shares	Value
Common stocks: 97.3%
Air freight & logistics: 1.8%
Forward Air Corp.	21,642	$2,270,029
Auto components: 2.1%
Visteon Corp.*	20,872	2,730,684
Banks: 6.6%
First Bancorp/Southern Pines NC	52,530	2,250,385
National Bank Holdings Corp., Class A	33,957	1,428,571
Texas Capital Bancshares, Inc.*	22,773	1,373,440
Veritex Holdings, Inc.	58,657	1,647,088
Webster Financial Corp.	38,914	1,842,189
		8,541,673
Beverages: 1.0%
Duckhorn Portfolio, Inc.*	79,791	1,322,137
Biotechnology: 5.9%
Allogene Therapeutics, Inc.*	63,219	397,648
Argenx SE, ADR*	2,390	905,404
IGM Biosciences, Inc.*	18,019	306,503
Immunocore Holdings PLC, ADR*	18,900	1,078,623
Insmed, Inc.*	36,151	722,297
Intellia Therapeutics, Inc.*	10,960	382,394
Kymera Therapeutics, Inc.*	24,718	616,961
MeiraGTx Holdings PLC*	41,126	268,142
Nurix Therapeutics, Inc.*	36,949	405,700
PMV Pharmaceuticals, Inc.*	23,641	205,677
Relay Therapeutics, Inc.*	32,808	490,152
Repare Therapeutics, Inc.*	21,002	308,939
Xencor, Inc.*	33,247	865,752
Zentalis Pharmaceuticals, Inc.*	33,003	664,680
		7,618,872
Building products: 1.0%
Simpson Manufacturing Co., Inc.	14,553	1,290,269
Chemicals: 0.4%
Aspen Aerogels, Inc.*	49,285	581,070
Construction & engineering: 3.2%
Ameresco, Inc., Class A*	36,085	2,061,897
MasTec, Inc.*	25,067	2,138,967
		4,200,864
Electrical equipment: 2.3%
Regal Rexnord Corp.	17,966	2,155,560
Shoals Technologies Group, Inc., Class A*	34,616	853,977
		3,009,537
Energy equipment & services: 1.7%
Weatherford International PLC*	41,983	2,137,774
Equity real estate investment trusts: 2.5%
Ryman Hospitality Properties, Inc.	39,542	3,233,745
Food & staples retailing: 3.2%
Performance Food Group Co.*	71,314	4,164,024
	Number of shares	Value
Common stocks—(continued)
Health care equipment & supplies: 5.6%
AtriCure, Inc.*	36,927	$1,638,820
Inspire Medical Systems, Inc.*	9,940	2,503,687
Silk Road Medical, Inc.*	34,019	1,797,904
STAAR Surgical Co.*	27,018	1,311,454
		7,251,865
Health care providers & services: 2.7%
Castle Biosciences, Inc.*	21,599	508,441
NeoGenomics, Inc.*	41,850	386,694
R1 RCM, Inc.*	102,172	1,118,783
Surgery Partners, Inc.*	51,071	1,422,838
		3,436,756
Hotels, restaurants & leisure: 7.6%
Bloomin' Brands, Inc.	72,984	1,468,438
Churchill Downs, Inc.	8,568	1,811,532
Dave & Buster's Entertainment, Inc.*	36,843	1,305,716
Planet Fitness, Inc., Class A*	27,433	2,161,721
Six Flags Entertainment Corp.*	62,461	1,452,218
Wyndham Hotels & Resorts, Inc.	23,551	1,679,422
		9,879,047
Household durables: 0.8%
TopBuild Corp.*	6,826	1,068,201
IT services: 5.8%
DigitalOcean Holdings, Inc.*	41,818	1,065,105
Jack Henry & Associates, Inc.	14,356	2,520,339
Shift4 Payments, Inc., Class A*	40,288	2,253,308
Wix.com Ltd.*	21,195	1,628,412
		7,467,164
Life sciences tools & services: 5.1%
Azenta, Inc.*	31,945	1,859,838
Medpace Holdings, Inc.*	12,212	2,593,951
NanoString Technologies, Inc.*	26,275	209,412
Repligen Corp.*	11,404	1,930,811
		6,594,012
Machinery: 4.2%
Astec Industries, Inc.	13,045	530,410
Chart Industries, Inc.*	20,267	2,335,366
Evoqua Water Technologies Corp.*	63,791	2,526,124
		5,391,900
Media: 0.7%
Magnite, Inc.*	82,200	870,498
Multiline retail: 1.0%
Ollie's Bargain Outlet Holdings, Inc.*	26,620	1,246,881
Oil, gas & consumable fuels: 4.4%
Chesapeake Energy Corp.[1]	21,780	2,055,379
Matador Resources Co.	27,626	1,581,312
Ovintiv, Inc.	41,388	2,098,785
		5,735,476

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2022 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Pharmaceuticals: 1.3%
Arvinas, Inc.*	20,787	$711,123
Intra-Cellular Therapies, Inc.*	17,704	936,896
		1,648,019
Professional services: 2.0%
KBR, Inc.	35,373	1,867,694
Sterling Check Corp.*	47,465	734,284
		2,601,978
Semiconductors & semiconductor equipment: 5.0%
Lattice Semiconductor Corp.*	41,231	2,675,067
MaxLinear, Inc.*	49,886	1,693,630
Universal Display Corp.	19,183	2,072,531
		6,441,228
Software: 10.0%
Alteryx, Inc., Class A*	35,135	1,780,290
Clearwater Analytics Holdings, Inc., Class A*	78,989	1,481,044
CyberArk Software Ltd.*	13,003	1,685,839
Elastic NV*	25,256	1,300,684
HashiCorp, Inc., Class A*,1	10,700	292,538
Jamf Holding Corp.*,1	70,858	1,509,275
Sumo Logic, Inc.*	228,239	1,848,736
Tenable Holdings, Inc.*	47,465	1,810,790
Varonis Systems, Inc.*	52,463	1,255,964
		12,965,160
Specialty retail: 2.1%
Children's Place, Inc.*	20,501	746,646
National Vision Holdings, Inc.*	50,093	1,941,605
		2,688,251
Technology hardware, storage & peripherals: 2.1%
Pure Storage, Inc., Class A*	101,485	2,715,739
	Number of shares	Value
Common stocks—(concluded)
Textiles, apparel & luxury goods: 1.3%
Tapestry, Inc.	44,032	$1,676,739
Thrifts & mortgage finance: 0.7%
Essent Group Ltd.	22,915	890,935
Trading companies & distributors: 3.2%
Boise Cascade Co.	27,527	1,890,279
Herc Holdings, Inc.	16,869	2,219,454
		4,109,733
Total common stocks (cost $134,170,272)		125,780,260
Short-term investments: 3.9%
Investment companies: 3.9%
State Street Institutional U.S. Government Money Market Fund, 4.120%[2] (cost $5,011,057)	5,011,057	5,011,057
Investment of cash collateral from securities loaned: 0.2%
Money market funds: 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.320%[2] (cost $296,925)	296,925	296,925
Total investments: 101.4% (cost $139,478,254)		131,088,242
Liabilities in excess of other assets: (1.4%)		(1,834,218)
Net assets: 100.0%		$129,254,024

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2022 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$125,780,260	$—	$—	$125,780,260
Short-term investments	—	5,011,057	—	5,011,057
Investment of cash collateral from securities loaned	—	296,925	—	296,925
Total	$125,780,260	$5,307,982	$—	$131,088,242

At December 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at December 31, 2022.

See accompanying notes to financial statements.

UBS Sustainable Development Bank Bond Fund

Portfolio performance

For the six months ended December 31, 2022 (the "reporting period"), Class P shares of UBS Sustainable Development Bank Bond Fund (the "Fund") returned -3.12% while Class P2 shares returned -3.05%. For comparison purposes, the Bloomberg U.S. Treasury Index (the "Index") returned -3.66%. The Fund's secondary benchmark, the Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index, returned -3.03% during the reporting period. Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.

Fund overview

The Fund seeks capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and/or instruments that provide exposure to bonds issued by development banks. Development banks are financial organizations formed by government entities to promote economic and social development.

The development bank bond market typically follows high-quality US government bonds. As each of the global Multilateral Development Banks ("MDB") are supranational entities backed by multiple member governments, MDBs historically have a similar credit profile to major sovereign issuers, such as the US government. Consequently, MDB bonds have generally delivered comparable returns to US Treasurys.

Market review

During the reporting period the financial markets were still dominated by inflation worries and its challenge for central banks. Central banks needed to balance the impacts of high inflation, a tight labor market and a weakening but still resilient economy. The US Federal Reserve continued hiking and raised its target rate three times by 75 basis points (0.75%) and once by 50 basis points (0.50%) during the reporting period. US yields also kept rising and the interest rate curve kept flattening. The yield of 2-year US Treasurys rose by roughly 1.65%, whereas the yield of 10-year Treasurys rose "only" around 1%, which caused the yield curve to invert.

In this environment, US Treasurys outperformed riskier parts of the US fixed income markets. Sustainable development banks (SDB) showed some resiliency to rising credit spreads and performed in-line with US Treasurys.

Portfolio performance summary

The Fund seeks to minimize tracking error relative to its secondary benchmark (before fees and expenses), which is constructed from a blend of two market indexes designed to measure the performance of the US dollar-denominated multilateral development bank bond market. During the reporting period, the Fund modestly underperformed its secondary benchmark. Transaction costs associated with the management of the Fund's portfolio, as well as fees and expenses, were headwinds for results, and did not totally offset the positive impact from sector positioning. Additionally, US duration positioning was a small detractor from returns. The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2022. The views and opinions in the letter were current as of February 23, 2023. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS Sustainable Development Bank Bond Fund

Average annual total returns for periods ended 12/31/22 (unaudited)

	6 months	1 year	Since inception[1]
Class P2	(3.12)%	(10.41)%	0.44%
Class P2[5]	(3.05)	(10.27)	(5.76)
Bloomberg U.S. Treasury Index[3]	(3.66)	(12.46)	0.36
Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index.[4]	(3.03)	(10.20)	0.70

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2022 prospectuses were as follows: Class P—0.56% and 0.25%; Class P2—0.56% and 0.15%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2023, do not exceed 0.25% for Class P shares and 0.15% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P of UBS Sustainable Development Bank Bond Fund is October 24, 2018. Benchmark's inception return is based on Class P inception date.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index is a composite index, constructed from a blend of two market indexes designed to measure the performance of the US dollar denominated multilateral development bank bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

5  Inception date of Class P2 of UBS Sustainable Development Bank Bond Fund is October 30, 2020.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Sustainable Development Bank Bond Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2022

Top ten holdings

Inter-American Development Bank, 1.125% due 01/13/31	6.4%
International Bank for Reconstruction & Development, 1.250% due 02/10/31	4.7
Inter-American Development Bank, 2.250% due 06/18/29	4.5
International Bank for Reconstruction & Development, 1.625% due 11/03/31	3.9
International Bank for Reconstruction & Development, 1.750% due 10/23/29	3.9
Inter-American Development Bank, 3.125% due 09/18/28	3.1
Nordic Investment Bank, 3.375% due 09/08/27	3.1
African Development Bank, 0.875% due 07/22/26	2.9
Inter-American Development Bank, 1.125% due 07/20/28	2.9
Agence Francaise de Developpement EPIC, 0.625% due 01/22/26	2.8
Total	38.2%
Sector allocation
Non-U.S. government agency obligations	99.0%
Short-term investments	1.4
Investments of cash collateral from securities loaned	6.4
Total investment	106.8
Liabilities in excess of other assets	(6.8)
Net asset	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS Sustainable Development Bank Bond Fund

Portfolio of investments

December 31, 2022 (unaudited)

	Face amount	Value
Non-U.S. government agency obligations: 99.0%
Supranationals: 99.0%
African Development Bank 0.750%, due 04/03/23	$300,000	$297,107
4.375%, due 11/03/27	200,000	200,943
7.375%, due 04/06/23	300,000	301,815
Series GDIF, 0.875%, due 03/23/26	500,000	447,094
Series GDIF, 0.875%, due 07/22/26	2,500,000	2,214,927
Agence Francaise de Developpement EPIC 0.625%, due 01/22/26[1]	2,400,000	2,134,990
Asian Development Bank 0.750%, due 10/08/30	600,000	467,253
1.500%, due 03/04/31	1,300,000	1,068,444
1.750%, due 09/19/29	700,000	602,449
1.875%, due 03/15/29	300,000	262,679
1.875%, due 01/24/30	700,000	601,142
3.125%, due 09/26/28	200,000	188,275
3.875%, due 09/28/32	400,000	393,320
Asian Infrastructure Investment Bank 0.500%, due 10/30/24[2]	600,000	555,897
0.500%, due 05/28/25	1,100,000	999,229
0.500%, due 01/27/26	1,600,000	1,412,607
3.750%, due 09/14/27	500,000	486,764
Council of Europe Development Bank 0.875%, due 09/22/26[2]	1,500,000	1,321,148
1.375%, due 02/27/25	1,300,000	1,217,220
2.500%, due 02/27/24	650,000	633,355
European Bank for Reconstruction & Development 0.500%, due 05/19/25	400,000	364,856
0.500%, due 11/25/25	500,000	447,023
0.500%, due 01/28/26[2]	2,000,000	1,779,914
1.500%, due 02/13/25	600,000	564,000
2.750%, due 03/07/23	200,000	199,342
European Investment Bank 0.375%, due 03/26/26	100,000	88,276
0.625%, due 07/25/25	250,000	227,490
0.625%, due 10/21/27	600,000	508,938
1.250%, due 02/14/31[2]	900,000	731,355
1.875%, due 02/10/25	700,000	663,796
2.625%, due 03/15/24	225,000	219,251
IDB Trust Services Ltd. 0.908%, due 06/25/25[1]	400,000	364,436
1.809%, due 02/26/25[1]	400,000	377,412
2.843%, due 04/25/24[1]	1,400,000	1,359,456
3.389%, due 09/26/23[1]	800,000	789,355
Inter-American Development Bank 0.625%, due 07/15/25	200,000	182,066
0.625%, due 09/16/27	1,100,000	933,452
0.875%, due 04/20/26	200,000	178,940
1.125%, due 07/20/28	2,600,000	2,207,617
1.125%, due 01/13/31	6,000,000	4,792,740
1.500%, due 01/13/27	700,000	629,939
2.000%, due 06/02/26	1,300,000	1,204,137
2.000%, due 07/23/26	630,000	582,152
	Face amount	Value
Non-U.S. government agency obligations—(concluded)
Supranationals—(concluded)
2.250%, due 06/18/29	$3,800,000	$3,394,468
2.375%, due 07/07/27	1,285,000	1,188,368
3.000%, due 10/04/23	300,000	295,617
3.125%, due 09/18/28	2,450,000	2,317,625
3.500%, due 09/14/29	650,000	624,628
Inter-American Investment Corp. 0.625%, due 02/10/26[1]	1,100,000	975,957
1.750%, due 10/02/24[1]	500,000	475,072
International Bank for Reconstruction & Development 0.750%, due 11/24/27	1,000,000	849,690
0.750%, due 08/26/30	2,500,000	1,950,026
0.875%, due 05/14/30	2,400,000	1,906,631
1.125%, due 09/13/28	1,900,000	1,608,230
1.250%, due 02/10/31	4,350,000	3,510,682
1.625%, due 11/03/31	3,600,000	2,946,632
2.500%, due 03/29/32	2,000,000	1,755,480
Series GDIF, 1.375%, due 04/20/28	800,000	694,943
Series GDIF, 1.750%, due 10/23/29	3,400,000	2,923,184
Series GDIF, 2.500%, due 11/22/27	400,000	370,680
International Development Association 0.875%, due 04/28/26[1]	200,000	179,205
1.000%, due 12/03/30[1]	2,200,000	1,732,870
2.750%, due 04/24/23[1]	250,000	248,497
Series GDIF, 0.750%, due 06/10/27[1]	1,500,000	1,290,441
International Finance Corp. 0.375%, due 07/16/25	600,000	542,546
0.750%, due 10/08/26	1,100,000	964,104
0.750%, due 08/27/30	1,250,000	973,967
1.375%, due 10/16/24	100,000	94,430
2.125%, due 04/07/26	875,000	817,094
Kreditanstalt fuer Wiederaufbau 2.000%, due 05/02/25	100,000	94,604
2.875%, due 04/03/28	1,500,000	1,410,345
Nordic Investment Bank 0.500%, due 01/21/26[2]	800,000	718,251
2.875%, due 07/19/23	300,000	296,898
3.375%, due 09/08/27	2,400,000	2,317,613
Total non-U.S. government agency obligations (cost $83,456,640)		74,671,379
	Number of shares
Short-term investments: 1.4%
Investment companies: 1.4%
State Street Institutional U.S. Government Money Market Fund, 4.120%[3] (cost $1,069,669)	1,069,669	1,069,669

UBS Sustainable Development Bank Bond Fund

Portfolio of investments

December 31, 2022 (unaudited)

	Number of shares	Value
Investment of cash collateral from securities loaned: 6.4%
Money market funds: 6.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.320%[3] (cost $4,800,337)	4,800,337	$4,800,337
Total investments: 106.8% (cost $89,326,646)		80,541,385
Liabilities in excess of other assets: (6.8%)		(5,148,242)
Net assets: 100.0%		$75,393,143

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Non-U.S. government agency obligations	$—	$74,671,379	$—	$74,671,379
Short-term investments	—	1,069,669	—	1,069,669
Investment of cash collateral from securities loaned	—	4,800,337	—	4,800,337
Total	$—	$80,541,385	$—	$80,541,385

At December 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

2  Security, or portion thereof, was on loan at the period end.

3  Rates shown reflect yield at December 31, 2022.

See accompanying notes to financial statements.

UBS Multi Income Bond Fund

Portfolio performance

For the six months ended December 31, 2022 (the "reporting period"), Class A shares of UBS Multi Income Bond Fund (the "Fund") returned 1.71% (Class A shares returned -2.13% after the deduction of the maximum sales charge), while Class P shares returned 1.84%. For comparison purposes, the Bloomberg U.S. Aggregate Bond Index (the "Index") returned -2.97%. (Class P shares have lower expenses than the other share class of the Fund. Returns for all share classes over various time periods are shown on page 82; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.)

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. A number of credit derivatives, including index (CDX) options, were used to manage the Fund's credit exposure. For active currency management, we utilized foreign exchange (FX) forwards. For managing interest rate exposure, we utilized interest rate futures during the reporting period. Derivatives were just one tool, among others, that we used to implement our overall strategy. Looking at the impact of derivatives in isolation is not very meaningful and could potentially be misleading, as oftentimes they are used as a complement or risk mitigant to other existing positions in the portfolio. The Fund is formerly known as UBS Total Return Bond Fund and was repositioned to the current strategy on June 13, 2022.

Portfolio performance summary

What worked:

•  Active Duration Management: The strategy follows a flexible approach to duration management and the Fund was strategically underweight duration against the benchmark. Duration management tools, including interest rate derivatives, were particularly additive in this environment

•  Overweight Corporate Bonds: Transitioning from an underweight to an overweight position vs. benchmark was additive in a period in which credit spreads moved tighter, particularly during the latter part of the reporting period. Issuer selection in both investment-grade and high-yield corporates also benefited performance.

•  Underweight Mortgage-Backed Securities (MBS): An underweight vs. benchmark contributed positively to returns as MBS spreads widened over the reporting period.

•  Treasury Inflation-Protected Securities (TIPS) Allocation: The allocation and overweight to US TIPS vs. benchmark had periods of strong performance during the reporting period.

What didn't work:

•  Commercial Mortgage-Backed Security (CMBS) Allocation: The allocation to CMBS detracted from returns as their spreads widened over the reporting period.

Market outlook

We added back some duration during the latter part of the reporting period but remain strategically underweight, maintaining discipline by adding exposure when rates hit upper bounds of our expected ranges. We're still apt to seek opportunities to add duration as early 2023 progresses, and are actively looking for attractive entries in rates markets provided our conditions are satisfied. In our view, the 10-year Treasury is likely to remain rangebound in the near term, still hemmed in by the need to maintain tighter financial conditions for a prolonged period in order to combat inflation.

UBS Multi Income Bond Fund

We've also partially unwound long TIPS positions in the portfolio, taking profits while likely looking to continue reducing exposure. This changing tact has been driven by expectations of a decline in the Consumer Price Index (CPI), the probability of a lower positive carry (incremental yield) environment, already lessened liquidity in the space, and an unsupportive technical backdrop.

Corporates have traded in a range to finish the year, buoyed by a dearth of supply and modest appetite for yield on the one hand, but caution on economic prospects and in turn corporate profits on the other. A structural shortage of workers in the US has lent to persistently low unemployment and strong wages, continuing to offset tightening financial conditions. This represents a major market theme as we enter 2023 and one market participants are keenly aware of.

Still, measures of investor derivative positioning at year-end suggests a calming credit market that expects a more positive environment in the short-term. With imminent recession unlikely, and probability of a severe recession low, our core view and positioning related to credit remains unchanged—maintaining only a slight overweight sourced predominantly on the short-end of the credit curve. Fourth quarter 2022 earnings announcements will be closely watched for any wavering on forward outlook.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2022. The views and opinions in the letter were current as of February 23, 2023. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS Multi Income Bond Fund

Average annual total returns for periods ended 12/31/22 (unaudited)

	6 months	1 year	5 years	10 years or Since inception
Before deducting maximum sales charge
Class A1	1.71%	(11.97)%	(0.20)%	0.06%
Class P2	1.84	(11.74)	0.06	0.69
After deducting maximum sales charge
Class A3	(2.13)%	(15.26)%	(0.96)%	(0.54)%
Bloomberg US Aggregate Bond Index[4]	(2.97)	(13.01)	0.02	1.06

The annualized gross and net expense ratios as in the October 28, 2022 prospectuses were as follows: Class A—1.93% and 0.91%; Class P—1.72% and 0.66%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2023, do not exceed 0.90% for Class A shares and 0.65% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class A is September 29, 2016.

2  Class P shares acquired the assets and liabilities of Fort Dearborn Income Securities, Inc., a closed-end fund ("the Predecessor Fund"), prior to the opening of business on May 23, 2016 (the "Reorganization"). The Predecessor Fund was also managed by the Advisor, and day-to-day management of, and investment decisions for, the Fund and the Predecessor Fund were made by the same portfolio management team until the June 2022 Fund repositioning. The Funds had generally similar investment objectives and strategies until the June 2022 Fund repositioning from a Core Plus to a Multi Income Bond strategy. Therefore the information shown above reflects the historical performance of the Predecessor Fund for periods prior to the Reorganization and may not be representative of performance of the Fund. Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees.

4  The Bloomberg US Aggregate Bond Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses. Inception return for the Index is for the 10 years ended.

A temporary redemption fee of 2% was imposed on sales of Class P shares of the Fund between May 23, and August 22, 2016.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Multi Income Bond Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2022

Top ten holdings

U.S. Treasury Inflation Indexed Notes (TIPS), 0.125% due 07/15/31	1.8%
Sabine Pass Liquefaction LLC, 5.000% due 03/15/27	1.5
Verizon Communications, Inc., 4.329% due 09/21/28	1.5
BMW US Capital LLC, 2.800% due 04/11/26	1.5
BX Trust, 5.620% due 10/15/36	1.4
Quanta Services, Inc., 0.950% due 10/01/24	1.4
ONE Mortgage Trust, 5.551% due 03/15/36	1.3
JPMorgan Chase & Co., 3.875% due 09/10/24	1.3
EQT Corp., 3.900% due 10/01/27	1.3
Kinder Morgan, Inc., 4.300% due 03/01/28	1.3
Total	14.3%

Top five issuer breakdown by country or territory of origin

United States	79.1%
Germany	3.1
United Kingdom	2.8
Canada	2.1
Colombia	1.8
Total	88.9%

Corporate bonds
Airlines	1.9%
Auto manufacturers	5.8
Banks	11.5
Beverages	0.6
Biotechnology	0.4
Building materials	1.3
Chemicals	2.1
Commercial services	2.9
Computers	1.6
Diversified financial services	6.2
Electric	1.6
Electrical components & equipment	1.0
Entertainment	1.2
Environmental control	0.5
Food	0.1
Healthcare-products	1.3
Healthcare-services	0.8
Home builders	0.9
Housewares	0.7
Insurance	1.3
Internet	0.9
Leisure Time	1.1
Lodging	0.7
Media	3.2
Mining	2.4
Miscellaneous manufacturers	2.2
Oil & gas	6.7
Packaging & containers	0.7
Pharmaceuticals	0.9
Pipelines	4.5
Real estate	1.0
Real estate investment trusts	1.5
Retail	1.1
Semiconductors	1.3
Software	1.5
Telecommunications	4.7
Transportation	0.3
Total corporate bonds	78.4
Mortgage-backed securities	9.0
Municipal bonds	3.3
Non-U.S. government agency obligations	3.3
U.S. Treasury obligations	3.7
Short-term investments	0.7
Investment of cash collateral from securities loaned	2.5
Total investments	100.9
Liabilities in excess of other assets	(0.9)
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS Multi Income Bond Fund
Portfolio of investments

December 31, 2022 (unaudited)

	Face amount	Value
Corporate bonds: 78.4%
Australia: 0.4%
Glencore Funding LLC 4.000%, due 04/16/25[1]	$100,000	$96,737
Belgium: 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.900%, due 02/01/46	165,000	149,997
Brazil: 0.8%
Petrobras Global Finance BV 7.375%, due 01/17/27	200,000	208,220
Canada: 2.1%
NOVA Chemicals Corp. 5.250%, due 06/01/27[1]	250,000	224,556
Rogers Communications, Inc. 5.000%, due 03/15/44	60,000	51,402
Teck Resources Ltd. 3.900%, due 07/15/30	300,000	268,285
		544,243
China: 0.6%
Agile Group Holdings Ltd. 5.750%, due 01/02/25[2]	200,000	104,966
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, due 06/18/26	65,000	61,973
		166,939
Colombia: 1.2%
Ecopetrol SA 4.125%, due 01/16/25[3]	250,000	237,625
5.375%, due 06/26/26	70,000	66,021
		303,646
Germany: 3.1%
BMW US Capital LLC 2.800%, due 04/11/26[1]	400,000	373,688
Volkswagen Group of America Finance LLC 3.950%, due 06/06/25[1]	250,000	241,929
4.625%, due 11/13/25[1]	200,000	196,722
		812,339
Ireland: 1.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.450%, due 04/03/26	300,000	286,331
Avolon Holdings Funding Ltd. 2.875%, due 02/15/25[1]	50,000	46,188
		332,519
Norway: 1.3%
Aker BP ASA 2.875%, due 01/15/26[1]	350,000	323,330
	Face amount	Value
Corporate bonds—(continued)
Qatar: 0.9%
QNB Finance Ltd. 2.750%, due 02/12/27[2]	$250,000	$229,422
Singapore: 0.9%
BOC Aviation Ltd. 3.250%, due 04/29/25[2]	250,000	236,178
United Kingdom: 2.8%
Barclays PLC 4.836%, due 05/09/28	200,000	184,399
HSBC Holdings PLC 6.500%, due 09/15/37	100,000	101,960
Lloyds Banking Group PLC 4.582%, due 12/10/25	200,000	193,660
NatWest Group PLC 3.875%, due 09/12/23	250,000	247,415
		727,434
United States: 62.4%
Abbott Laboratories 3.750%, due 11/30/26	95,000	92,485
AbbVie, Inc. 4.500%, due 05/14/35	100,000	92,631
AEP Texas, Inc., Series E, 6.650%, due 02/15/33	50,000	51,749
Series G, 4.150%, due 05/01/49	50,000	38,995
Air Lease Corp. 2.875%, due 01/15/26	50,000	46,263
American International Group, Inc. 2.500%, due 06/30/25	33,000	31,066
Apple, Inc. 4.650%, due 02/23/46	100,000	94,672
Arconic Corp. 6.000%, due 05/15/25[1]	250,000	245,774
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 5.250%, due 04/30/25[1,3]	200,000	190,348
Asbury Automotive Group, Inc. 4.500%, due 03/01/28	150,000	132,060
AT&T, Inc. 3.800%, due 12/01/57	58,000	40,016
4.300%, due 02/15/30	300,000	282,479
Avantor Funding, Inc. 4.625%, due 07/15/28[1]	275,000	249,876
Bank of America Corp. 4.200%, due 08/26/24	250,000	246,132
6.110%, due 01/29/37	125,000	126,420
Series DD, (fixed, converts to FRN on 03/10/26), 6.300%, due 03/10/26[4]	110,000	109,183
Bank of New York Mellon Corp. 1.600%, due 04/24/25	100,000	92,919

UBS Multi Income Bond Fund
Portfolio of investments

December 31, 2022 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
Boyd Gaming Corp. 4.750%, due 12/01/27[3]	$200,000	$186,276
BP Capital Markets America, Inc. 3.017%, due 01/16/27	50,000	46,553
Bristol-Myers Squibb Co. 3.200%, due 06/15/26	99,000	94,382
4.125%, due 06/15/39	50,000	44,488
Broadcom, Inc. 3.137%, due 11/15/35[1]	300,000	220,580
Capital One Financial Corp. 3.750%, due 07/28/26	300,000	282,453
CCO Holdings LLC/CCO Holdings Capital Corp. 5.500%, due 05/01/26[1]	75,000	72,608
Charter Communications Operating LLC/Charter Communications Operating Capital 4.200%, due 03/15/28	350,000	321,690
Citigroup, Inc. 5.500%, due 09/13/25	300,000	301,836
6.675%, due 09/13/43	50,000	53,436
Comcast Corp. 2.887%, due 11/01/51	64,000	41,104
2.937%, due 11/01/56	67,000	41,435
3.969%, due 11/01/47	38,000	30,357
ConocoPhillips Co. 3.758%, due 03/15/42	250,000	207,328
Continental Resources, Inc. 4.375%, due 01/15/28	250,000	229,065
Covanta Holding Corp. 4.875%, due 12/01/29[1]	150,000	122,891
DCP Midstream Operating LP 5.375%, due 07/15/25	250,000	247,675
Dell International LLC/EMC Corp. 5.850%, due 07/15/25	250,000	252,658
Delta Air Lines, Inc. 7.000%, due 05/01/25[1]	300,000	306,582
Duke Energy Ohio, Inc. 4.300%, due 02/01/49	50,000	40,759
DuPont de Nemours, Inc. 4.725%, due 11/15/28	100,000	98,604
Enact Holdings, Inc. 6.500%, due 08/15/25[1]	250,000	245,340
Energy Transfer LP 5.400%, due 10/01/47	50,000	42,353
5.500%, due 06/01/27	50,000	49,645
EQT Corp. 3.900%, due 10/01/27	370,000	341,571
Exelon Corp. 3.400%, due 04/15/26	250,000	237,371
4.450%, due 04/15/46	50,000	42,235
Expedia Group, Inc. 3.800%, due 02/15/28	250,000	229,500
FedEx Corp. 4.550%, due 04/01/46	50,000	40,563
	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
Ford Motor Credit Co. LLC 4.542%, due 08/01/26	$300,000	$276,421
Fox Corp. 3.050%, due 04/07/25	25,000	23,899
5.576%, due 01/25/49	25,000	22,305
GE Capital International Funding Co. Unlimited Co. 3.373%, due 11/15/25	200,000	191,307
General Electric Co., Series D, 3 mo. USD LIBOR + 3.330%, 8.099%, due 03/15/23[4,5]	99,000	97,262
General Motors Co. 6.125%, due 10/01/25	100,000	101,771
6.600%, due 04/01/36	300,000	293,819
Gilead Sciences, Inc. 3.650%, due 03/01/26	75,000	72,305
4.750%, due 03/01/46	50,000	44,996
GLP Capital LP/GLP Financing II, Inc. 5.250%, due 06/01/25	200,000	196,603
Goldman Sachs Group, Inc. 3.750%, due 02/25/26	200,000	192,511
5.150%, due 05/22/45	30,000	26,947
Harley-Davidson Financial Services, Inc. 3.350%, due 06/08/25[1]	300,000	279,608
HCA, Inc. 5.250%, due 06/15/26	200,000	197,586
Hillenbrand, Inc. 5.750%, due 06/15/25	200,000	199,000
Home Depot, Inc. 2.125%, due 09/15/26	100,000	91,506
Illinois Tool Works, Inc. 2.650%, due 11/15/26	80,000	74,296
International Game Technology PLC 6.500%, due 02/15/25[1]	300,000	301,827
iStar, Inc. 4.750%, due 10/01/24	200,000	198,498
JPMorgan Chase & Co. (fixed, converts to FRN on 01/23/28), 3.509%, due 01/23/29	150,000	136,130
3.875%, due 09/10/24	350,000	342,604
Series S, (fixed, converts to FRN on 02/01/24), 6.750%, due 02/01/24[4]	100,000	99,614
Kinder Morgan, Inc. 4.300%, due 03/01/28	350,000	335,275
5.550%, due 06/01/45	40,000	36,472
Kroger Co. 6.900%, due 04/15/38	25,000	27,365
Liberty Mutual Group, Inc. 4.250%, due 06/15/23[1]	45,000	44,680
4.569%, due 02/01/29[1]	155,000	144,881
Lumen Technologies, Inc. 5.625%, due 04/01/25	200,000	191,937

UBS Multi Income Bond Fund
Portfolio of investments

December 31, 2022 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
LYB International Finance BV 4.875%, due 03/15/44	$50,000	$41,674
Marathon Petroleum Corp. 4.750%, due 09/15/44	70,000	58,450
Masco Corp. 1.500%, due 02/15/28	400,000	331,157
McDonald's Corp. 4.875%, due 12/09/45	75,000	69,311
MetLife, Inc. 6.400%, due 12/15/36	110,000	106,381
Microsoft Corp. 2.525%, due 06/01/50	100,000	65,805
Morgan Stanley 4.300%, due 01/27/45	50,000	42,617
4.350%, due 09/08/26	140,000	135,834
Series M, (fixed, converts to FRN on 09/15/26), 5.875%, due 09/15/26[4]	105,000	102,635
MPLX LP 4.875%, due 06/01/25	70,000	68,927
Newell Brands, Inc. 4.875%, due 06/01/25	200,000	194,500
Newmark Group, Inc. 6.125%, due 11/15/23	150,000	148,577
Olin Corp. 5.125%, due 09/15/27	200,000	189,000
OneMain Finance Corp. 6.875%, due 03/15/25	200,000	192,135
Oracle Corp. 2.800%, due 04/01/27	300,000	272,998
4.000%, due 11/15/47	50,000	36,545
QUALCOMM, Inc. 3.250%, due 05/20/27	60,000	57,057
Quanta Services, Inc. 0.950%, due 10/01/24	400,000	368,368
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc. 2.875%, due 10/15/26[1]	300,000	257,149
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	400,000	392,210
Seagate HDD Cayman 5.750%, due 12/01/34	80,000	67,830
Sirius XM Radio, Inc. 3.125%, due 09/01/26[1]	250,000	221,985
Southwest Airlines Co. 3.000%, due 11/15/26	200,000	183,913
Sprint LLC 7.125%, due 06/15/24	250,000	254,885
Toll Brothers Finance Corp. 4.875%, due 03/15/27	250,000	238,709
Union Pacific Corp. 4.050%, due 11/15/45	40,000	33,006
	Face amount	Value
Corporate bonds—(concluded)
United States—(concluded)
United Rentals North America, Inc. 5.500%, due 05/15/27	$300,000	$296,160
Verizon Communications, Inc. 4.329%, due 09/21/28	400,000	384,594
Walt Disney Co. 4.950%, due 10/15/45	50,000	46,875
WESCO Distribution, Inc. 7.125%, due 06/15/25[1]	250,000	253,128
Yale University, Series 2020, 1.482%, due 04/15/30	100,000	80,052
		16,068,298
Total corporate bonds (cost $21,410,371)		20,199,302
Mortgage-backed securities: 9.0%
United States: 9.0%
Arbor Multifamily Mortgage Securities Trust, Series 2021-MF3, Class B, 2.511%, due 10/15/54[1]	150,000	106,194
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class D, 3.596%, due 04/14/33[1,6]	100,000	88,433
BBCMS Trust, Series 2015-SRCH, Class B, 4.498%, due 08/10/35[1]	135,000	124,691
BX Mortgage Trust, Series 2021-PAC, Class D, 1 mo. USD LIBOR + 1.298%, 5.616%, due 10/15/36[1,5]	175,000	162,821
BX Trust, Series 2021-LGCY, Class D, 1 mo. USD LIBOR + 1.302%, 5.620%, due 10/15/36[1,5]	400,000	372,162
Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD LIBOR + 2.250%, 6.568%, due 07/15/38[1,5]	341,667	327,097
FREMF Mortgage Trust, Series 2017-K64, Class B, 3.997%, due 05/25/50[1,6]	50,000	46,517
GS Mortgage Securities Corp. II, Series 2018-GS10, Class C, 4.408%, due 07/10/51[6]	100,000	83,354
GS Mortgage Securities Trust, Series 2017-GS5, Class B, 4.047%, due 03/10/50[6]	200,000	174,557
Med Trust, Series 2021-MDLN, Class D, 1 mo. USD LIBOR + 2.000%, 6.318%, due 11/15/38[1,5]	300,000	283,449

UBS Multi Income Bond Fund
Portfolio of investments

December 31, 2022 (unaudited)

	Face amount	Value
Mortgage-backed securities—(concluded)
United States—(concluded)
ONE Mortgage Trust, Series 2021-PARK, Class C, 1 Month CME Term SOFR Rates + 1.214%, 5.551%, due 03/15/36[1,5]	$375,000	$344,618
SLG Office Trust, Series 2021-OVA, Class C, 2.851%, due 07/15/41[1]	100,000	76,152
Starwood Retail Property Trust, Series 2014-STAR, Class C, 1 mo. USD LIBOR + 2.750%, 7.068%, due 11/15/27[1,5]	125,000	313
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class C, 4.832%, due 05/15/51[6]	150,000	124,668
Total mortgage-backed securities (cost $2,744,863)		2,315,026
Municipal bonds: 3.3%
California: 1.2%
State of California, GO Bonds 7.300%, due 10/01/39	250,000	303,719
Hawaii: 0.2%
State of Hawaii, GO Bonds, Series FZ, 2.245%, due 08/01/38	75,000	51,168
New York: 0.7%
New York State Dormitory Authority, Personal Income Tax, Refunding, Revenue Bonds, Series F, 2.657%, due 02/15/28	150,000	132,789
New York State Urban Development Corp., Personal Income Tax, Refunding, Revenue Bonds, Series D-1, 3.150%, due 03/15/27	70,000	65,843
		198,632
Texas: 0.9%
City of Houston TX, Refunding, GO Bonds, Series A, 6.290%, due 03/01/32	55,000	57,514
City of San Antonio TX Electric & Gas Systems, Revenue Bonds 5.808%, due 02/01/41	105,000	111,873
Texas Transportation Commission, Taxable Refunding, GO Bonds 2.472%, due 10/01/44	100,000	68,221
		237,608
	Face amount	Value
Municipal bonds—(concluded)
Washington: 0.3%
State of Washington, GO Bonds 5.140%, due 08/01/40	$70,000	$70,681
Total municipal bonds (cost $989,757)		861,808
Non-U.S. government agency obligations: 3.3%
Colombia: 0.6%
Colombia Government International Bonds 8.125%, due 05/21/24	155,000	158,759
Indonesia: 0.5%
Indonesia Government International Bonds 6.625%, due 02/17/37[1]	100,000	113,011
Mexico: 0.5%
Mexico Government International Bonds 4.750%, due 03/08/44	150,000	120,872
Panama: 0.1%
Panama Government International Bonds 3.870%, due 07/23/60	50,000	32,212
Peru: 0.8%
Peruvian Government International Bonds 7.350%, due 07/21/25	200,000	209,225
Turkey: 0.3%
Turkey Government International Bonds 6.875%, due 03/17/36	100,000	83,000
Uruguay: 0.5%
Uruguay Government International Bonds 7.625%, due 03/21/36	100,000	126,650
Total non-U.S. government agency obligations (cost $937,154)		843,729
U.S. Treasury obligations: 3.7%
United States: 3.7%
U.S. Treasury Inflation Indexed Notes (TIPS) 0.125%, due 04/15/27	316,605	295,044
0.125%, due 07/15/31	528,081	466,593
U.S. Treasury Notes 4.125%, due 09/30/27	25,000	25,094
4.125%, due 11/15/32	155,000	158,173
Total U.S. Treasury obligations (cost $951,482)		944,904
	Number of shares
Short-term investments: 0.7%
Investment companies: 0.7%
State Street Institutional U.S. Government Money Market Fund, 4.120%[7] (cost $179,022)	179,022	179,022

UBS Multi Income Bond Fund
Portfolio of investments

December 31, 2022 (unaudited)

	Number of shares	Value
Investment of cash collateral from securities loaned: 2.5%
Money market funds: 2.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.320%[7] (cost $636,125)	636,125	$636,125
Total investments: 100.9% (cost $27,848,774)		25,979,916

Liabilities in excess of other assets: (0.9%)	(232,774)
Net assets: 100.0%	$25,747,142

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. Treasury futures buy contracts:
8	USD	U.S. Treasury Note 2 Year Futures	March 2023	$1,638,516	$1,640,625	$2,109
6	USD	Ultra U.S. Treasury Note 10 Year Futures	March 2023	729,914	709,687	(20,227)
Total				$2,368,430	$2,350,312	$(18,118)
Interest rate futures sell contracts:
5	EUR	German Euro Bund Futures	March 2023	$(760,938)	$(711,474)	$49,464
U.S. Treasury futures sell contracts:
2	USD	U.S. Treasury Ultra Bond Futures	March 2023	$(270,138)	$(268,625)	$1,513
Total				$(1,031,076)	$(980,099)	$50,977
Net unrealized appreciation (depreciation)						$32,859

OTC Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio	Payments received by the Portfolio	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BB	USD	4	03/20/23	Quarterly	Markit iBoxx USD Liquid High Yield Index	12 Month SOFR %	$—	$(25,762)	$(25,762)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BOA	EUR	85,000	USD	90,617	01/17/23	$(451)

UBS Multi Income Bond Fund
Portfolio of investments

December 31, 2022 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$20,199,302	$—	$20,199,302
Mortgage-backed securities	—	2,315,026	—	2,315,026
Municipal bonds	—	861,808	—	861,808
Non-U.S. government agency obligations	—	843,729	—	843,729
U.S. Treasury obligations	—	944,904	—	944,904
Short-term investments	—	179,022	—	179,022
Investment of cash collateral from securities loaned	—	636,125	—	636,125
Futures contracts	3,622	49,464	—	53,086
Total	$3,622	$26,029,380	$—	$26,033,002
Liabilities
Futures contracts	$(20,227)	$—	$—	$(20,227)
Swap agreements	—	(25,762)	—	(25,762)
Forward foreign currency contracts	—	(451)	—	(451)
Total	$(20,227)	$(26,213)	$—	$(46,440)

At December 31, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $6,705,865, represented 26.0% of the Fund's net assets at period end.

2  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

3  Security, or portion thereof, was on loan at the period end.

4  Perpetual investment. Date shown reflects the next call date.

5  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

6  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

7  Rates shown reflect yield at December 31, 2022.

See accompanying notes to financial statements.

The UBS Funds

Glossary of terms used in the Portfolio of investments
December 31, 2022 (unaudited)

Portfolio acronyms:

ABS  Asset-backed Security

ADR  American Depositary Receipt

AGM  Assured Guaranty Municipal

AID  Anticipation Certificates of Indebtedness

AMBAC  American Municipal Bond Assurance Corporation

AMT  Alternative Minimum Tax

ARM  Adjustable Rate Mortgage

BAM  Build Americal Mutual

BBSW  Bank Bill Swap Rate

BOBL  Bundesobligationen

CDO  Collateralized Debt Obligation

CJSC  Closed Joint Stock Company

CLO  Collateralized Loan Obligation

CMT  Constant Maturity Treasury Index

COFI  Cost of Funds Index

COP  Certificate of Participation

CPI  Consumer Price Index

DAC  Designated Activity Company

DIP  Debtor-in-possession

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FRN  Floating Rate Note

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

GO  General Obligation

GSAMP  Goldman Sachs Asset Mortgage Passthrough

GTD  Guaranteed

IO  Interest Only

JSC  Joint Stock Company

LIBOR  London Interbank Offered Rate

MGIC  Mortgage Guaranty Insurance Corporation

MTA  Monthly Treasury Average Index

NVDR  Non-Voting Depository Receipt

OAT  Obligation Assimilables du Trésor (French Government Bonds)

OBFR  Overnight Bank Funding Rate

OTC  Over The Counter

PJSC  Private Joint Stock Company

PO  Principal Only

PSF  Permanent School Fund

RASC  Retirement Administration Service Center

RBA IOCR  RBA Interbank Overnight Cash Rate

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

RPI  Retail Price Index

SARL

SBA  Small Business Administration

SIFMA  Municipal Swap Index Yield

SOFR  Secured Overnight Financing Rate

SONIA  Sterling Overnight Index Average

SPDR  Standard and Poor's Depository Receipts

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  To-Be-Announced Security

TIPS  Treasury inflation protected securities

UMBS  Uniform Mortgage-Backed Securities

VRD  Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of period end and reset periodically.

Currency type abbreviations:

ARS  Argentine Peso

AUD  Australian Dollar

BRL   Brazilian Real

CAD  Canadian Dollar

CHF   Swiss Franc

CLP  Chilean Peso

CNH  Chinese Yuan Renminbi Offshore

CNY   Chinese Yuan Renminbi

COP  Colombian Peso

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peruvian Sol

PHP  Philippine Peso

PLN  Polish Zloty

RON  Romanian Leu

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TRY  Turkish Lira

TWD   Taiwan Dollar

USD   United States Dollar

ZAR   South African Rand

Counterparty acronyms:

ANZ  Australia and New Zealand Banking Group

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America

CIBC  Canadian Imperial Bank of Commerce

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GS  Goldman Sachs

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

NAT  National Westminster

RBC  Royal Bank of Canada

RBS  Royal Bank of Scotland PLC

SCB  Standard Chartered Bank

SG  Societe Generale

SSC  State Street Bank and Trust Co.

TD  Toronto-Dominion Bank

WBC  Westpac Banking Corp.

See accompanying notes to financial statements.

The UBS Funds

December 31, 2022 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 to December 31, 2022 (unless otherwise noted).

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypo- thetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The UBS Funds

December 31, 2022 (unaudited)

		Beginning account value July 1, 2022	Ending account value December 31, 2022	Expenses paid during period[1]	Expense ratio during the period
UBS All China Equity Fund
Class P	Actual	$1,000.00	$844.00	$5.11	1.10%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60	1.10
Class P2	Actual	1,000.00	847.70	1.37	0.30
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.69	1.53	0.30
UBS Dynamic Alpha Fund
Class A	Actual	1,000.00	1,006.50	6.83	1.35
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.87	1.35
Class P	Actual	1,000.00	1,009.10	5.57	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60	1.10
UBS Global Allocation Fund
Class A	Actual	1,000.00	993.20	6.03	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class P	Actual	1,000.00	993.40	4.77	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
UBS Emerging Markets Equity Opportunity Fund
Class P	Actual	1,000.00	959.70	4.94	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
Class P2	Actual	1,000.00	963.70	1.04	0.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.15	1.07	0.21
UBS Engage for Impact Fund
Class P	Actual	1,000.00	1,046.00	4.38	0.85
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.92	4.33	0.85
Class P2	Actual	1,000.00	1,048.90	1.29	0.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.94	1.28	0.25
UBS International Sustainable Equity Fund
Class A	Actual	1,000.00	1,038.40	6.42	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36	1.25
Class P	Actual	1,000.00	1,040.20	5.14	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
Class P2	Actual	1,000.00	1,043.80	1.29	0.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.94	1.28	0.25

1  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

The UBS Funds

December 31, 2022 (unaudited)

		Beginning account value July 1, 2022	Ending account value December 31, 2022	Expenses paid during period[1]	Expense ratio during the period
UBS US Dividend Ruler Fund
Class P	Actual	$1,000.00	$1,077.10	$2.62	0.50%
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.68	2.55	0.50
UBS US Quality Growth At Reasonable Price Fund
Class P	Actual	1,000.00	998.80	2.52	0.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.68	2.55	0.50
UBS U.S. Small Cap Growth Fund
Class A	Actual	1,000.00	1,044.90	6.39	1.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.95	6.31	1.24
Class P	Actual	1,000.00	1,046.20	5.11	0.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.21	5.04	0.99
UBS Sustainable Development Bank Bond Fund
Class P	Actual	1,000.00	968.80	1.24	0.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.94	1.28	0.25
Class P2	Actual	1,000.00	969.50	0.74	0.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.45	0.77	0.15
UBS Multi Income Bond Fund
Class A	Actual	1,000.00	1,017.10	4.07	0.80
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.17	4.08	0.80
Class P	Actual	1,000.00	1,018.40	2.80	0.55
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.43	2.80	0.55

1  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

The UBS Funds

Financial statements
Statement of assets and liabilities—December 31, 2022 (unaudited)

	UBS All China Equity Fund	UBS Dynamic Alpha Fund	UBS Global Allocation Fund
Assets:
Investments, at cost
Unaffiliated issuers	$4,235,621	$32,325,679	$141,683,888
Affiliated issuers	—	—	44,394,305
Foreign currency	16,049	964,646	1,347,787
Investments, at value
Unaffiliated issuers[1]	$3,360,019	$22,949,304	$144,995,079
Affiliated issuers	—	—	35,315,548
Foreign currency	16,134	974,356	1,363,006
Cash	—	35,196	—
Cash collateral on futures	—	519,981	3,027,301
Cash collateral on swap agreements	—	146,291	367,500
Cash collateral for forward foreign currency contracts	—	30,000	100,000
Due from broker	—	537,966	325,950
Receivable for investments sold	—	204,058	—
Receivable for fund shares sold	—	2,829	3,345
Receivable for interest and dividends	970	101,085	235,599
Receivable for foreign tax reclaims	—	—	145,126
Receivable from affiliate	20,263	341	—
Receivable for variation margin on centrally cleared swap agreements	—	49,695	65,573
OTC swap agreements, at value[2]	—	—	20,857
Unrealized appreciation on forward foreign currency contracts	—	322,912	885,326
Other assets	16,225	23,657	16,467
Total assets	3,413,611	25,897,671	186,866,677
Liabilities:
Due to broker	—	4,278	275
Payable for cash collateral from securities loaned	—	1,141,725	2,173,745
Payable for investments purchased	—	35,196	6,445,141
Payable for fund shares redeemed	—	313,944	431,369
Payable to affiliate	—	—	91,656
Payable to Trustees	5,380	9,316	12,167
Payable to custodian	1,482	9,391	24,262
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	617
Payable for variation margin on futures contracts	—	41,897	334,506
Unrealized depreciation on forward foreign currency contracts	—	336,390	1,042,310
Accrued expenses and other liabilities	64,695	97,761	146,223
Total liabilities	71,557	1,989,898	10,702,271
Net assets	$3,342,054	$23,907,773	$176,164,406

1  Includes $88,483; $1,234,518 and $3,745,823, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

2  Net upfront payments received by UBS Dynamic Alpha Fund was $70,871. Net upfront payment made by UBS Global Allocation Fund was $11,592.

See accompanying notes to financial statements

The UBS Funds

Financial statements
Statement of assets and liabilities—December 31, 2022 (unaudited) (continued)

	UBS All China Equity Fund	UBS Dynamic Alpha Fund	UBS Global Allocation Fund
Net assets consist of:
Beneficial interest	$4,506,202	$70,484,045	$192,864,300
Distributable earnings (accumulated losses)	(1,164,148)	(46,576,272)	(16,699,894)
Net assets	$3,342,054	$23,907,773	$176,164,406
Class A
Net assets	$—	$14,929,084	$135,735,432
Shares outstanding	—	2,742,408	13,669,433
Net asset value and redemption proceeds per share	$—	$5.44	$9.93
Maximum offering price per share (NAV per share plus maximum sales charge)	$—	$5.76	$10.51
Class P
Net assets	$949,203	$8,978,689	$40,428,974
Shares outstanding	179,399	1,600,470	3,936,004
Net asset value, offering price and redemption value per share	$5.29	$5.61	$10.27
Class P2
Net assets	$2,392,851	$—	$—
Shares outstanding	453,914	—	—
Net asset value and offering price per share[3]	$5.27	$—	$—

3  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

The UBS Funds

Financial statements
Statement of assets and liabilities—December 31, 2022 (unaudited) (continued)

	UBS Emerging Markets Equity Opportunity Fund	UBS Engage for Impact Fund	UBS International Sustainable Equity Fund
Assets:
Investments, at cost
Unaffiliated issuers	$607,615,161	$52,774,685	$207,801,173
Foreign currency	2,441,817	48,300	283,556
Investments, at value
Unaffiliated issuers[1]	$471,723,665	$49,120,694	$179,631,110
Foreign currency	2,450,183	50,561	286,232
Receivable for investments sold	634,522	—	—
Receivable for fund shares sold	2,859,542	130,617	423,170
Receivable for interest and dividends	750,651	83,481	64,119
Receivable for foreign tax reclaims	37,265	42,772	640,737
Receivable from affiliate	—	12,068	—
Other assets	20,169	27,339	27,334
Total assets	478,475,997	49,467,532	181,072,702
Liabilities:
Payable for cash collateral from securities loaned	—	130,208	6,349,238
Payable for investments purchased	1,246,937	—	—
Payable for fund shares redeemed	1,223,722	119,815	539,548
Payable to affiliate	77,851	—	72,195
Payable to Trustees	30,199	6,945	15,639
Payable to custodian	180,321	5,891	46,604
Payable for foreign withholding taxes and foreign capital gains taxes	794,738	1,091	8,350
Accrued expenses and other liabilities	72,128	51,655	105,050
Total liabilities	3,625,896	315,605	7,136,624
Net assets	$474,850,101	$49,151,927	$173,936,078
Net assets consist of:
Beneficial interest	$690,250,510	$54,017,871	$214,716,172
Distributable earnings (accumulated losses)	(215,400,409)	(4,865,944)	(40,780,094)
Net assets	$474,850,101	$49,151,927	$173,936,078
Class A
Net assets	$—	$—	$3,923,472
Shares outstanding	—	—	470,785
Net asset value and redemption proceeds per share	$—	$—	$8.33
Maximum offering price per share (NAV per share plus maximum sales charge)	$—	$—	$8.81
Class P
Net assets	$86,038,440	$7,861,399	$129,127,874
Shares outstanding	12,052,409	761,098	15,503,372
Net asset value, offering price and redemption value per share	$7.14	$10.33	$8.33
Class P2
Net assets	$388,811,661	$41,290,528	$40,884,732
Shares outstanding	54,566,170	3,996,972	4,927,811
Net asset value and offering price per share[2]	$7.13	$10.33	$8.30

1  Includes $0; $2,775,989 and $10,632,580, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

The UBS Funds

Financial statements
Statement of assets and liabilities—December 31, 2022 (unaudited) (continued)

	UBS US Dividend Ruler Fund	UBS US Quality Growth At Reasonable Price Fund	UBS U.S. Small Cap Growth Fund
Assets:
Investments, at cost
Unaffiliated issuers	$130,032,309	$179,432,017	$139,478,254
Investments, at value
Unaffiliated issuers[1]	$133,512,285	$161,390,196	$131,088,242
Receivable for fund shares sold	177,883	114,871	7,819
Receivable for interest and dividends	41,532	57,112	55,739
Other assets	10,130	11,559	22,821
Total assets	133,741,830	161,573,738	131,174,621
Liabilities:
Payable for cash collateral from securities loaned	—	—	296,925
Payable for investments purchased	1,067,457	—	—
Payable for fund shares redeemed	91,310	244,581	1,443,778
Payable to affiliate	26,961	29,371	68,353
Payable to Trustees	8,592	10,187	12,137
Payable to custodian	2,709	3,553	4,220
Accrued expenses and other liabilities	53,142	80,515	95,184
Total liabilities	1,250,171	368,207	1,920,597
Net assets	$132,491,659	$161,205,531	$129,254,024
Net assets consist of:
Beneficial interest	$128,053,594	$186,479,845	$140,964,943
Distributable earnings (accumulated losses)	4,438,065	(25,274,314)	(11,710,919)
Net assets	$132,491,659	$161,205,531	$129,254,024
Class A
Net assets	$—	$—	$16,970,229
Shares outstanding	—	—	1,179,772
Net asset value and redemption proceeds per share	$—	$—	$14.38
Maximum offering price per share (NAV per share plus maximum sales charge)	$—	$—	$15.22
Class P
Net assets	$132,491,659	$161,205,531	$112,283,795
Shares outstanding	10,655,286	15,268,762	6,456,706
Net asset value, offering price and redemption value per share[2]	$12.43	$10.56	$17.39

1  Includes $0; $0 and $3,442,475, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

The UBS Funds

Financial statements
Statement of assets and liabilities—December 31, 2022 (unaudited) (concluded)

	UBS Sustainable Development Bank Bond Fund	UBS Multi Income Bond Fund
Assets:
Investments, at cost
Unaffiliated issuers	$89,326,646	$27,848,774
Foreign currency	—	21,337
Investments, at value
Unaffiliated issuers[1]	$80,541,385	$25,979,916
Foreign currency	—	21,239
Cash collateral on futures	—	175,047
Cash collateral on swap agreements	—	508
Receivable for investments sold	1,447,622	—
Receivable for fund shares sold	156,540	—
Receivable for interest and dividends	396,124	291,834
Receivable from affiliate	14,520	29,866
Receivable for variation margin on futures contracts	—	32,880
Other assets	24,455	31,189
Total assets	82,580,646	26,562,479
Liabilities:
Payable for cash collateral from securities loaned	4,800,338	636,125
Payable for investments purchased	2,109,571	—
Payable for fund shares redeemed	216,126	59,106
Payable to Trustees	7,913	6,299
Payable to custodian	1,901	7,819
Payable for variation margin on futures contracts	—	1
OTC swap agreements, at value	—	25,762
Unrealized depreciation on forward foreign currency contracts	—	451
Accrued expenses and other liabilities	51,654	79,774
Total liabilities	7,187,503	815,337
Net assets	$75,393,143	$25,747,142
Net assets consist of:
Beneficial interest	$86,674,129	$32,084,630
Distributable earnings (accumulated losses)	(11,280,986)	(6,337,488)
Net assets	$75,393,143	$25,747,142
Class A
Net assets	$—	$535,855
Shares outstanding	—	40,386
Net asset value and redemption proceeds per share	$—	$13.27
Maximum offering price per share (NAV per share plus maximum sales charge)	$—	$13.79
Class P
Net assets	$8,846,125	$25,211,287
Shares outstanding	957,683	1,899,038
Net asset value, offering price and redemption value per share	$9.24	$13.28
Class P2
Net assets	$66,547,018	$—
Shares outstanding	7,211,566	—
Net asset value and offering price per share[2]	$9.23	$—

1  Includes $4,699,424 and $622,148, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

The UBS Funds

Statement of operations
For the six months ended December 31, 2022 (unaudited)

	UBS All China Equity Fund	UBS Dynamic Alpha Fund	UBS Global Allocation Fund
Investment income:
Unaffiliated dividends	$36,993	$18,912	$1,302,095
Affiliated dividends	—	—	580,521
Interest	660	220,811	901,852
Securities lending	144	5,847	4,696
Foreign tax withheld	(2,367)	—	(16,072)
Total income	35,430	245,570	2,773,092
Expenses:
Investment management and administration fees	15,104	119,984	817,573
Service and distribution fees—Class A	—	19,630	179,706
Transfer agency and related services fees—Class A	—	8,796	51,586
Transfer agency and related services fees—Class P	4,537	7,099	9,290
Transfer agency and related services fees—Class P2	10	—	—
Custody and fund accounting fees	5,832	33,036	43,256
Trustees fees	11,102	15,835	24,340
Professional services fees	74,795	86,051	87,818
Printing and shareholder report fees	1,269	9,243	29,841
Federal and state registration fees	10,935	15,224	17,625
Insurance expense	46	1,014	7,834
Other expenses	18,722	24,341	34,655
Total expenses	142,352	340,253	1,303,524
Fee waivers and/or expense reimbursements by Advisor	(133,752)	(177,939)	(236,167)
Net expenses	8,600	162,314	1,067,357
Net investment income (loss)	26,830	83,256	1,705,735
Net realized gain (loss) on:
Investments in unaffiliated	(93,028)	(82,835)	417,824
Investments in affiliated issuers	—	—	(353,470)
Options and swaptions written	—	(21,094)	—
Futures contracts	—	(256,933)	(5,377,559)
Swap agreements	—	(16,406)	(1,852,168)
Forward foreign currency contracts	—	201,911	845,050
Foreign currency transactions	(110)	(127,800)	(27,000)
Net realized gain (loss)	(93,138)	(303,157)	(6,347,323)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(542,316)	119,663	2,372,205
Investments in affiliated issuers	—	—	(918,059)
Futures contracts	—	96,680	339,182
Swap agreements	—	141,497	1,106,844
Forward foreign currency contracts	—	37,855	276,091
Translation of other assets and liabilities denominated in foreign currency	83	21,568	162,280
Net change in unrealized appreciation (depreciation)	(542,233)	417,263	3,338,543
Net realized and unrealized gain (loss)	(635,371)	114,106	(3,008,780)
Net increase (decrease) in net assets resulting from operations	$(608,541)	$197,362	$(1,303,045)

See accompanying notes to financial statements

The UBS Funds

Statement of operations
For the six months ended December 31, 2022 (unaudited) (continued)

	UBS Emerging Markets Equity Opportunity Fund	UBS Engage for Impact Fund	UBS International Sustainable Equity Fund
Investment income:
Unaffiliated dividends	$8,379,572	$267,383	$1,384,034
Interest	252,486	12,981	26,462
Securities lending	1,107	9,693	17,233
Foreign tax withheld	(643,082)	(10,251)	(144,662)
Total income	7,990,083	279,806	1,283,067
Expenses:
Investment management and administration fees	2,528,827	201,636	859,373
Service and distribution fees—Class A	—	—	5,238
Transfer agency and related services fees—Class A	—	—	2,120
Transfer agency and related services fees—Class P	10,771	1,201	74,646
Transfer agency and related services fees—Class P2	14,750	8,756	9,476
Custody and fund accounting fees	292,849	10,378	52,907
Trustees fees	54,067	14,108	26,902
Professional services fees	70,465	71,687	74,985
Printing and shareholder report fees	15,810	6,768	22,090
Federal and state registration fees	24,164	18,770	28,638
Insurance expense	28,700	1,721	11,888
Interest expense	1,102	209	3,738
Other expenses	34,189	20,300	41,821
Total expenses	3,075,694	355,534	1,213,822
Fee waivers and/or expense reimbursements by Advisor	(2,058,558)	(272,445)	(374,216)
Net expenses	1,017,136	83,089	839,606
Net investment income (loss)	6,972,947	196,717	443,461
Net realized gain (loss) on:
Investments in unaffiliated issuers (including foreign capital gain tax expense of $434,473; $0 and $0, respectively)	(62,491,933)	(1,103,446)	(7,567,683)
Foreign currency transactions	(763,406)	(25,370)	(8,405)
Net realized gain (loss)	(63,255,339)	(1,128,816)	(7,576,088)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of change in deferred foreign capital gain taxes of $(643,583); $0 and $0, respectively)	31,200,283	3,136,213	14,313,690
Translation of other assets and liabilities denominated in foreign currency	91,284	5,095	49,386
Net change in unrealized appreciation (depreciation)	31,291,567	3,141,308	14,363,076
Net realized and unrealized gain (loss)	(31,963,772)	2,012,492	6,786,988
Net increase (decrease) in net assets resulting from operations	$(24,990,825)	$2,209,209	$7,230,449

See accompanying notes to financial statements

The UBS Funds

Statement of operations
For the six months ended December 31, 2022 (unaudited) (continued)

	UBS US Dividend Ruler Fund	UBS US Quality Growth At Reasonable Price Fund	UBS U.S. Small Cap Growth Fund
Investment income:
Unaffiliated dividends	$1,557,168	$835,521	$460,118
Interest	36,817	45,701	74,810
Securities lending	—	—	7,306
Total income	1,593,985	881,222	542,234
Expenses:
Investment management and administration fees	360,978	507,700	632,942
Service and distribution fees—Class A	—	—	22,833
Transfer agency and related services fees—Class A	—	—	12,372
Transfer agency and related services fees—Class P	30,260	44,618	65,239
Custody and fund accounting fees	9,687	12,786	10,175
Trustees fees	18,617	21,856	21,944
Professional services fees	64,393	90,527	71,824
Printing and shareholder report fees	11,486	15,755	19,961
Federal and state registration fees	13,854	15,873	16,284
Insurance expense	3,204	4,689	6,148
Interest expense	—	236	—
Other expenses	13,155	18,701	15,521
Total expenses	525,634	732,741	895,243
Fee waivers and/or expense reimbursements by Advisor	(211,740)	(291,026)	(194,991)
Net expenses	313,894	441,715	700,252
Net investment income (loss)	1,280,091	439,507	(158,018)
Net realized gain (loss) on:
Investments in unaffiliated	281,027	(5,329,049)	(1,029,771)
Net realized gain (loss)	281,027	(5,329,049)	(1,029,771)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	7,878,521	4,594,598	7,149,561
Net change in unrealized appreciation (depreciation)	7,878,521	4,594,598	7,149,561
Net realized and unrealized gain (loss)	8,159,548	(734,451)	6,119,790
Net increase (decrease) in net assets resulting from operations	$9,439,639	$(294,944)	$5,961,772

See accompanying notes to financial statements

The UBS Funds

Statement of operations
For the six months ended December 31, 2022 (unaudited) (concluded)

	UBS Sustainable Development Bank Bond Fund	UBS Multi Income Bond Fund
Investment income:
Interest	661,006	650,734
Securities lending	2,948	1,148
Total income	663,954	651,882
Expenses:
Investment management and administration fees	85,937	76,740
Service and distribution fees—Class A	—	706
Transfer agency and related services fees—Class A	—	137
Transfer agency and related services fees—Class P	1,590	13,898
Transfer agency and related services fees—Class P2	9,548	—
Custody and fund accounting fees	7,322	13,387
Trustees fees	16,234	12,799
Professional services fees	64,593	95,947
Printing and shareholder report fees	7,291	26,140
Federal and state registration fees	17,247	22,139
Insurance expense	2,687	1,168
Other expenses	18,596	15,632
Total expenses	231,045	278,693
Fee waivers and/or expense reimbursements by Advisor	(169,760)	(204,444)
Net expenses	61,285	74,249
Net investment income (loss)	602,669	577,633
Net realized gain (loss) on:
Investments in unaffiliated	(852,838)	(246,575)
Options and swaptions written	—	37,575
Futures contracts	—	228,707
Swap agreements	—	34,636
Forward foreign currency contracts	—	22,035
Foreign currency transactions	5	(2,465)
Net realized gain (loss)	(852,833)	73,913
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,186,972)	(286,214)
Futures contracts	—	130,370
Swap agreements	—	(25,762)
Forward foreign currency contracts	—	(451)
Translation of other assets and liabilities denominated in foreign currency	—	731
Net change in unrealized appreciation (depreciation)	(2,186,972)	(181,326)
Net realized and unrealized gain (loss)	(3,039,805)	(107,413)
Net increase (decrease) in net assets resulting from operations	$(2,437,136)	$470,220

See accompanying notes to financial statements

The UBS Funds

Statement of changes in net assets

	UBS All China Equity Fund		UBS Dynamic Alpha Fund
	For the six months ended December 31, 2022 (unaudited)	For the year ended June 30, 2022	For the six months ended December 31, 2022 (unaudited)	For the year ended June 30, 2022
From operations:
Net investment income (loss)	$26,830	$27,051	$83,256	$37,139
Net realized gain (loss)	(93,138)	(85,034)	(303,157)	1,360,965
Net change in unrealized appreciation (depreciation)	(542,233)	(199,484)	417,263	(3,137,818)
Net increase (decrease) in net assets resulting from operations	(608,541)	(257,467)	197,362	(1,739,714)
Total distributions—Class A	—	—	(927,527)	(1,987,394)
Total distributions—Class P	(9,184)	(10,340)	(581,464)	(1,304,338)
Total distributions—Class P2	(45,620)	—	—	—
Total distributions	(54,804)	(10,340)	(1,508,991)	(3,291,732)
From beneficial interest transactions:
Proceeds from shares sold	—	4,255,000	759,451	1,925,223
Cost of shares redeemed	(370,000)	(1,430,000)	(4,289,225)	(6,532,257)
Shares issued on reinvestment of dividends and distributions	51,202	—	1,368,433	2,946,277
Net increase (decrease) in net assets from beneficial interest transactions	(318,798)	2,825,000	(2,161,341)	(1,660,757)
Net increase (decrease) in net assets	(982,143)	2,557,193	(3,472,970)	(6,692,203)
Net assets:
Beginning of period	4,324,197	1,767,004	27,380,743	34,072,946
End of period	$3,342,054	$4,324,197	$23,907,773	$27,380,743

See accompanying notes to financial statements

The UBS Funds

Statement of changes in net assets (continued)

	UBS Global Allocation Fund		UBS Emerging Markets Equity Opportunity Fund
	For the six months ended December 31, 2022 (unaudited)	For the year ended June 30, 2022	For the six months ended December 31, 2022 (unaudited)	For the year ended June 30, 2022
From operations:
Net investment income (loss)	$1,705,735	$2,027,084	$6,972,947	$21,316,190
Net realized gain (loss)	(6,347,323)	8,068,873	(63,255,339)	8,271,828
Net change in unrealized appreciation (depreciation)	3,338,543	(41,564,505)	31,291,567	(321,943,724)
Net increase (decrease) in net assets resulting from operations	(1,303,045)	(31,468,548)	(24,990,825)	(292,355,706)
Total distributions—Class A	(6,280,248)	(30,550,894)	—	—
Total distributions—Class P	(1,825,896)	(8,853,140)	(2,089,531)	(21,255,044)
Total distributions—Class P2	—	—	(14,412,684)	(57,727,189)
Total distributions	(8,106,144)	(39,404,034)	(16,502,215)	(78,982,233)
From beneficial interest transactions:
Proceeds from shares sold	803,238	1,953,100	139,840,572	310,594,064
Cost of shares redeemed	(13,635,187)	(25,414,029)	(210,859,461)	(463,631,845)
Shares issued on reinvestment of dividends and distributions	7,496,051	36,087,640	9,740,921	65,976,764
Net increase (decrease) in net assets from beneficial interest transactions	(5,335,898)	12,626,711	(61,277,968)	(87,061,017)
Net increase (decrease) in net assets	(14,745,087)	(58,245,871)	(102,771,008)	(458,398,956)
Net assets:
Beginning of period	190,909,493	249,155,364	577,621,109	1,036,020,065
End of period	$176,164,406	$190,909,493	$474,850,101	$577,621,109

See accompanying notes to financial statements

The UBS Funds

Statement of changes in net assets (continued)

	UBS Engage for Impact Fund		UBS International Sustainable Equity Fund
	For the six months ended December 31, 2022 (unaudited)	For the year ended June 30, 2022	For the six months ended December 31, 2022 (unaudited)	For the year ended June 30, 2022
From operations:
Net investment income (loss)	$196,717	$837,356	$443,461	$2,925,998
Net realized gain (loss)	(1,128,816)	1,072,502	(7,576,088)	36,260,509
Net change in unrealized appreciation (depreciation)	3,141,308	(14,331,491)	14,363,076	(98,820,788)
Net increase (decrease) in net assets resulting from operations	2,209,209	(12,421,633)	7,230,449	(59,634,281)
Total distributions—Class A	—	—	(478,922)	(730,948)
Total distributions—Class P	(73,680)	(942,904)	(17,852,715)	(30,035,006)
Total distributions—Class P2	(580,604)	(5,632,936)	(5,506,793)	(4,530,273)
Total distributions	(654,284)	(6,575,840)	(23,838,430)	(35,296,227)
From beneficial interest transactions:
Proceeds from shares sold	6,992,164	20,155,900	22,154,350	140,515,070
Cost of shares redeemed	(6,302,247)	(11,354,056)	(62,092,252)	(300,448,590)
Shares issued on reinvestment of dividends and distributions	588,987	6,005,611	21,042,606	32,668,089
Net increase (decrease) in net assets from beneficial interest transactions	1,278,904	14,807,455	(18,895,296)	(127,265,431)
Net increase (decrease) in net assets	2,833,829	(4,190,018)	(35,503,277)	(222,195,939)
Net assets:
Beginning of period	46,318,098	50,508,116	209,439,355	431,635,294
End of period	$49,151,927	$46,318,098	$173,936,078	$209,439,355

See accompanying notes to financial statements

The UBS Funds

Statement of changes in net assets (continued)

	UBS US Dividend Ruler Fund		UBS US Quality Growth At Reasonable Price Fund
	For the six months ended December 31, 2022 (unaudited)	For the year ended June 30, 2022	For the six months ended December 31, 2022 (unaudited)	For the year ended June 30, 2022
From operations:
Net investment income (loss)	$1,280,091	$1,963,818	$439,507	$461,267
Net realized gain (loss)	281,027	2,252,143	(5,329,049)	1,074,362
Net change in unrealized appreciation (depreciation)	7,878,521	(12,377,406)	4,594,598	(37,564,158)
Net increase (decrease) in net assets resulting from operations	9,439,639	(8,161,445)	(294,944)	(36,028,529)
Total distributions—Class P	(3,137,305)	(3,293,706)	(1,657,283)	(4,820,744)
Total distributions	(3,137,305)	(3,293,706)	(1,657,283)	(4,820,744)
From beneficial interest transactions:
Proceeds from shares sold	23,143,238	71,850,798	31,648,489	138,717,101
Cost of shares redeemed	(18,626,545)	(26,430,377)	(37,009,301)	(51,795,876)
Shares issued on reinvestment of dividends and distributions	2,843,290	2,883,002	1,539,152	4,369,581
Net increase (decrease) in net assets from beneficial interest transactions	7,359,983	48,303,423	(3,821,660)	91,290,806
Net increase (decrease) in net assets	13,662,317	36,848,272	(5,773,887)	50,441,533
Net assets:
Beginning of period	118,829,342	81,981,070	166,979,418	116,537,885
End of period	$132,491,659	$118,829,342	$161,205,531	$166,979,418

See accompanying notes to financial statements

The UBS Funds

Statement of changes in net assets (continued)

	UBS U.S. Small Cap Growth Fund		UBS Sustainable Development Bank Bond Fund
	For the six months ended December 31, 2022 (unaudited)	For the year ended June 30, 2022	For the six months ended December 31, 2022 (unaudited)	For the year ended June 30, 2022
From operations:
Net investment income (loss)	$(158,018)	$(618,055)	$602,669	$956,017
Net realized gain (loss)	(1,029,771)	20,275,446	(852,833)	(1,498,327)
Net change in unrealized appreciation (depreciation)	7,149,561	(84,066,582)	(2,186,972)	(7,101,603)
Net increase (decrease) in net assets resulting from operations	5,961,772	(64,409,191)	(2,437,136)	(7,643,913)
Total distributions—Class A	(988,041)	(6,291,832)	—	—
Total distributions—Class P	(5,504,921)	(29,326,529)	(70,375)	(178,495)
Total distributions—Class P2	—	—	(628,677)	(894,069)
Total distributions	(6,492,962)	(35,618,361)	(699,052)	(1,072,564)
From beneficial interest transactions:
Proceeds from shares sold	8,042,191	26,374,812	13,437,917	47,284,643
Cost of shares redeemed	(12,785,470)	(46,610,413)	(12,528,802)	(45,692,038)
Shares issued on reinvestment of dividends and distributions	6,261,965	34,291,276	651,061	924,285
Net increase (decrease) in net assets from beneficial interest transactions	1,518,686	14,055,675	1,560,176	2,516,890
Net increase (decrease) in net assets	987,496	(85,971,877)	(1,576,012)	(6,199,587)
Net assets:
Beginning of period	128,266,528	214,238,405	76,969,155	83,168,742
End of period	$129,254,024	$128,266,528	$75,393,143	$76,969,155
See accompanying notes to financial statements

The UBS Funds

Statement of changes in net assets (concluded)

	UBS Multi Income Bond Fund
	For the six months ended December 31, 2022 (unaudited)	For the year ended June 30, 2022
From operations:
Net investment income (loss)	$577,633	$670,375
Net realized gain (loss)	73,913	(2,291,236)
Net change in unrealized appreciation (depreciation)	(181,326)	(2,858,175)
Net increase (decrease) in net assets resulting from operations	470,220	(4,479,036)
Total distributions—Class A	(9,327)	(10,938)
Total distributions—Class P	(470,242)	(578,263)
Total distributions	(479,569)	(589,201)
From beneficial interest transactions:
Proceeds from shares sold	82,902	244,295
Cost of shares redeemed	(1,960,197)	(3,661,135)
Shares issued on reinvestment of dividends and distributions	362,655	446,620
Net increase (decrease) in net assets from beneficial interest transactions	(1,514,640)	(2,970,220)
Net increase (decrease) in net assets	(1,523,989)	(8,038,457)
Net assets:
Beginning of period	27,271,131	35,309,588
End of period	$25,747,142	$27,271,131

See accompanying notes to financial statements

UBS All China Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Six months ended December 31, 2022 (unaudited)	Year ended June 30, 2022	Period ended June 30, 2021[1]
Net asset value, beginning of period	$6.33	$8.84	$10.00
Net investment income (loss)[3]	0.03	0.03	0.03
Net realized and unrealized gain (loss)	(1.02)	(2.49)	(1.19)
Net increase (decrease) from operations	(0.99)	(2.46)	(1.16)
Dividends from net investment income	(0.05)	(0.05)	—
Net asset value, end of period	$5.29	$6.33	$8.84
Total investment return[4]	(15.60)%	(27.86)%	(11.60)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	9.43%[5]	19.95%	20.92%[5]
Expenses after fee waivers and/or expense reimbursements	1.10%[5]	1.10%	1.10%[5]
Net investment income (loss)	1.00%[5]	0.46%	1.06%[5]
Supplemental data:
Net assets, end of period (000's)	$949	$1,128	$1,767
Portfolio turnover	0%[6]	13%	6%

Class P2

	Six months ended December 31, 2022 (unaudited)	Period ended June 30, 2022[2]
Net asset value, beginning of period	$6.34	$5.86
Net investment income (loss)[3]	0.05	0.05
Net realized and unrealized gains (losses)	(1.02)	0.43
Net increase (decrease) from operations	(0.97)	0.48
Dividends from net investment income	(0.10)	—
Net asset value, end of period	$5.27	$6.34
Total investment return[4]	(15.23)%	8.19%
Expenses before fee waivers and/or expense reimbursements	8.44%[5]	7.65%[5]
Expenses after fee waivers and/or expense reimbursements	0.30%[5]	0.30%[5]
Net investment income (loss)	1.90%[5]	4.50%[5]
Net assets, end of period (000's)	$2,393	$3,196
Portfolio turnover	0%[6]	13%

1  For the period from February 23, 2021 (commencement of operations) through June 30, 2021.

2  For the period from April 21, 2022 (commencement of operations) through June 30, 2022.

3  Calculated using the average share method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  Annualized.

6  Amount represents less than 0.05% or (0.05)%.

See accompanying notes to financial statements.

UBS Dynamic Alpha Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2022	Years ended June 30,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$5.76	$6.83	$5.98	$6.36	$6.38	$6.52
Net investment income (loss)[1]	0.02	—	(0.02)	0.07	0.08	0.04
Net realized and unrealized gain (loss)	0.01	(0.37)	0.87	(0.15)	(0.04)	(0.18)
Net increase (decrease) from operations	0.03	(0.37)	0.85	(0.08)	0.04	(0.14)
Dividends from net investment income	(0.35)	(0.70)	—	(0.30)	(0.06)	—
Net asset value, end of period	$5.44	$5.76	$6.83	$5.98	$6.36	$6.38
Total investment return[2]	0.65%	(5.92)%	14.21%	(1.45)%	0.60%	(2.15)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.71%[3]	2.31%[4]	2.29%[4]	2.00%[4]	2.02%[4]	1.69%
Expenses after fee waivers and/or expense reimbursements	1.35%[3]	1.35%[4]	1.35%[4]	1.35%[4]	1.35%[4]	1.35%
Net investment income (loss)	0.55%[3]	0.02%	(0.36)%	1.06%	1.29%	0.57%
Supplemental data:
Net assets, end of period (000's)	$14,929	$16,570	$20,671	$21,273	$30,025	$31,066
Portfolio turnover	5%	9%	27%	62%	32%	31%

Class P

	Six months ended December 31, 2022	Years ended June 30,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$5.93	$7.02	$6.13	$6.52	$6.53	$6.66
Net investment income (loss)[1]	0.02	0.02	(0.01)	0.08	0.10	0.06
Net realized and unrealized gain (loss)	0.03	(0.39)	0.90	(0.15)	(0.04)	(0.19)
Net increase (decrease) from operations	0.05	(0.37)	0.89	(0.07)	0.06	(0.13)
Dividends from net investment income	(0.37)	(0.72)	—	(0.32)	(0.07)	—
Net asset value, end of period	$5.61	$5.93	$7.02	$6.13	$6.52	$6.53
Total investment return[2]	0.91%	(5.78)%	14.52%	(1.28)%	0.83%	(1.80)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.49%[3]	2.09%[4]	2.06%[4]	1.75%[4]	1.70%[4]	1.43%
Expenses after fee waivers and/or expense reimbursements	1.10%[3]	1.10%[4]	1.10%[4]	1.10%[4]	1.10%[4]	1.10%
Net investment income (loss)	0.80%[3]	0.27%	(0.11)%	1.31%	1.52%	0.94%
Supplemental data:
Net assets, end of period (000's)	$8,979	$10,811	$13,402	$14,283	$19,357	$30,647
Portfolio turnover	5%	9%	27%	62%	32%	31%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2022	Years ended June 30,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.48	$14.61	$11.82	$12.56	$12.08	$11.52
Net investment income (loss)[1]	0.09	0.11	0.12	0.12	0.12	0.05
Net realized and unrealized gain (loss)	(0.16)	(1.83)	2.89	0.02	0.36	0.68
Net increase (decrease) from operations	(0.07)	(1.72)	3.01	0.14	0.48	0.73
Dividends from net investment income	—	(0.16)	(0.07)	(0.35)	—	(0.17)
Distributions from net realized gains	(0.48)	(2.25)	(0.15)	(0.53)	—	—
Total dividends and distributions	(0.48)	(2.41)	(0.22)	(0.88)	—	(0.17)
Net asset value, end of period	$9.93	$10.48	$14.61	$11.82	$12.56	$12.08
Total investment return[2]	(0.68)%	(14.05)%	25.58%	0.79%	3.97%[3]	6.34%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.46%[5]	1.39%	1.41%	1.42%[4]	1.40%[4]	1.40%
Expenses after fee waivers and/or expense reimbursements	1.20%[5]	1.20%	1.20%	1.20%[4]	1.20%[4]	1.20%
Net investment income (loss)	1.77%[5]	0.82%	0.85%	1.01%	1.04%	0.39%
Supplemental data:
Net assets, end of period (000's)	$135,735	$146,850	$192,772	$174,159	$209,407	$159,678
Portfolio turnover	74%	125%	128%	120%	35%	54%

Class P

	Six months ended December 31, 2022	Years ended June 30,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$10.82	$15.00	$12.13	$12.87	$12.34	$11.78
Net investment income (loss)[1]	0.11	0.14	0.15	0.16	0.16	0.08
Net realized and unrealized gain (loss)	(0.18)	(1.87)	2.97	0.02	0.37	0.68
Net increase (decrease) from operations	(0.07)	(1.73)	3.12	0.18	0.53	0.76
Dividends from net investment income	—	(0.20)	(0.10)	(0.39)	—	(0.20)
Distributions from net realized gains	(0.48)	(2.25)	(0.15)	(0.53)	—	—
Total dividends and distributions	(0.48)	(2.45)	(0.25)	(0.92)	—	(0.20)
Net asset value, end of period	$10.27	$10.82	$15.00	$12.13	$12.87	$12.34
Total investment return[2]	(0.66)%	(13.78)%	25.88%	1.02%	4.21%[3]	6.56%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.18%[5]	1.11%	1.14%	1.14%[4]	1.13%[4]	1.14%
Expenses after fee waivers and/or expense reimbursements	0.95%[5]	0.95%	0.95%	0.95%[4]	0.95%[4]	0.95%
Net investment income (loss)	2.02%[5]	1.07%	1.10%	1.27%	1.27%	0.64%
Supplemental data:
Net assets, end of period (000's)	$40,429	$44,059	$56,383	$51,311	$57,803	$64,009
Portfolio turnover	74%	125%	128%	120%	35%	54%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  During the year, the Fund recorded a gain of $263,116 from affiliated funds that were previously liquidated. If this gain had been excluded, the total return of Class A and Class P would have been 3.89% and 4.13%, respectively.

4  Includes interest expense representing less than 0.005%.

5  Annualized.

See accompanying notes to financial statements.

UBS Emerging Markets Equity Opportunity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Six months ended December 31, 2022	Years ended June 30,			Period ended
	(unaudited)	2022	2021	2020	June 30, 2019[1]
Net asset value, beginning of period	$7.61	$12.39	$9.23	$9.28	$8.92
Net investment income (loss)[2]	0.08	0.20	0.09	0.19	0.21
Net realized and unrealized gain (loss)	(0.38)	(3.92)	3.18	0.00[3]	0.15
Net increase (decrease) from operations	(0.30)	(3.72)	3.27	0.19	0.36
Dividends from net investment income	(0.17)	(0.12)	(0.11)	(0.24)	—
Distributions from net realized gains	—	(0.94)	—	—	—
Total dividends and distributions	(0.17)	(1.06)	(0.11)	(0.24)	—
Net asset value, end of period	$7.14	$7.61	$12.39	$9.23	$9.28
Total investment return[4]	(4.03)%	(31.71)%	35.51%	1.84%	4.04%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.18%[5,6]	1.15%[6]	1.08%	1.19%	1.22%[5]
Expenses after fee waivers and/or expense reimbursements	1.00%[5,6]	1.00%[6]	1.00%	1.04%	1.15%[5]
Net investment income (loss)	2.10%[5]	1.98%	0.73%	2.14%	5.73%[5]
Supplemental data:
Net assets, end of period (000's)	$86,038	$132,423	$274,359	$100,543	$38,465
Portfolio turnover	26%	57%	41%	50%	52%

Class P2

	Six months ended December 31, 2022	Years ended June 30,				Period ended
	(unaudited)	2022	2021	2020	2019	June 30, 2018[7]
Net asset value, beginning of period	$7.68	$12.52	$9.30	$9.31	$9.40	$10.00
Net investment income (loss)[2]	0.10	0.30	0.18	0.26	0.19	0.03
Net realized and unrealized gains (losses)	(0.38)	(3.96)	3.22	0.00[3]	(0.23)[8]	(0.63)
Net increase (decrease) from operations	(0.28)	(3.66)	3.40	0.26	(0.04)	(0.60)
Dividends from net investment income	(0.27)	(0.24)	(0.18)	(0.27)	(0.05)	—
Distributions from net realized gains	—	(0.94)	—	—	—	—
Total dividends and distributions	(0.27)	(1.18)	(0.18)	(0.27)	(0.05)	—
Net asset value, end of period	$7.13	$7.68	$12.52	$9.30	$9.31	$9.40
Total investment return[4]	(3.63)%	(31.10)%	36.66%	2.66%	(0.46)%	(5.90)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.17%[5,6]	1.13%[6]	1.06%	1.17%	1.42%	4.39%[5]
Expenses after fee waivers and/or expense reimbursements	0.21%[5,6]	0.19%[6]	0.12%	0.22%	0.40%	0.44%[5]
Net investment income (loss)	2.80%[5]	2.90%	1.56%	2.88%	2.16%	4.05%[5]
Supplemental data:
Net assets, end of period (000's)	$388,812	$445,198	$761,661	$375,791	$186,941	$94,349
Portfolio turnover	26%	57%	41%	50%	52%	0%

1  For the period February 1, 2019 (commencement of operations) through June 30, 2019.

2  Calculated using the average share method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  Annualized.

6  Includes interest expense representing less than 0.005%.

7  For the period June 4, 2018 (commencement of operations) through June 30, 2018.

8  The amount of net realized and unrealized gain per share does not correspond with the net realized and unrealized gain reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values.

See accompanying notes to financial statements

UBS Engage For Impact Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Six months ended December 31, 2022	Years ended June 30,
	(unaudited)	2022	2021	2020	2019[1]
Net asset value, beginning of period	$9.97	$14.26	$10.14	$10.81	$10.00
Net investment income (loss)[3]	0.02	0.14	0.03	0.08	0.15
Net realized and unrealized gain (loss)	0.44	(2.82)	4.19	(0.45)	0.67
Net increase (decrease) from operations	0.46	(2.68)	4.22	(0.37)	0.82
Dividends from net investment income	—	(0.08)	(0.02)	(0.11)	(0.01)
Distributions from net realized gains	(0.10)	(1.53)	(0.08)	(0.19)	—
Total dividends and distributions	(0.10)	(1.61)	(0.10)	(0.30)	(0.01)
Net asset value, end of period	$10.33	$9.97	$14.26	$10.14	$10.81
Total investment return[4]	4.60%	(21.28)%	41.70%	(3.77)%	8.27%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.45%[5,6]	1.44%	1.69%	2.27%	3.87%[5]
Expenses after fee waivers and/or expense reimbursements	0.85%[5,6]	0.85%	0.85%	0.85%	0.85%[5]
Net investment income (loss)	0.31%[5]	1.04%	0.27%	0.75%	2.13%[5]
Supplemental data:
Net assets, end of period (000's)	$7,861	$6,312	$7,816	$26,241	$15,918
Portfolio turnover	9%	39%	78%	43%	67%

Class P2

	Six months ended December 31, 2022[1]	Years ended June 30,
	(unaudited)	2022	2021[2]
Net asset value, beginning of period	$9.99	$14.29	$13.64
Net investment income (loss)[3]	0.05	0.22	0.09
Net realized and unrealized gain (loss)	0.44	(2.82)	0.56
Net increase (decrease) from operations	0.49	(2.60)	0.65
Dividends from net investment income	(0.05)	(0.17)	—
Distributions from net realized gains	(0.10)	(1.53)	—
Total dividends and distributions	(0.15)	(1.70)	—
Net asset value, end of period	$10.33	$9.99	$14.29
Total investment return[4]	4.89%	(20.77)%	4.77%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.46%[5,6]	1.42%	2.24%[5]
Expenses after fee waivers and/or expense reimbursements	0.25%[5,6]	0.25%	0.25%[5,6]
Net investment income (loss)	0.89%[5]	1.64%	1.80%[5]
Supplemental data:
Net assets, end of period (000's)	$41,291	$40,006	$42,692
Portfolio turnover	9%	39%	78%

1  For the period October 24, 2018 (commencement of operations) through June 30, 2019

2  For the period February 23 2021 (commencement of operations) through June 30, 2021.

3  Calculated using the average share method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  Annualized.

6  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS International Sustainable Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2022	Years ended June 30,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.12	$12.48	$9.62	$10.01	$10.20	$9.58
Net investment income (loss)[2]	0.00[3]	0.08	0.05	0.16	0.13	0.08
Net realized and unrealized gain (loss)	0.35	(2.38)	2.93	(0.42)	(0.16)[4]	0.66
Net increase (decrease) from operations	0.35	(2.30)	2.98	(0.26)	(0.03)	0.74
Dividends from net investment income	(0.01)	(0.12)	(0.12)	(0.13)	(0.06)	(0.12)
Distributions from net realized gains	(1.13)	(0.94)	—	—	(0.10)	—
Total dividends and distributions	(1.14)	(1.06)	(0.12)	(0.13)	(0.16)	(0.12)
Net asset value, end of period	$8.33	$9.12	$12.48	$9.62	$10.01	$10.20
Total investment return[5]	3.84%	(19.68)%	31.09%	(2.73)%	(0.14)%	7.67%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.49%[6,7]	1.37%[6]	1.33%	1.41%[6]	1.53%	2.02%
Expenses after fee waivers and/or expense reimbursements	1.25%[6,7]	1.25%[6]	1.25%	1.25%[6]	1.25%	1.25%
Net investment income (loss)	0.04%[7]	0.70%	0.45%	1.60%	1.38%	0.79%
Supplemental data:
Net assets, end of period (000's)	$3,923	$4,754	$9,081	$7,442	$9,769	$8,049
Portfolio turnover	2%	53%	52%	41%	57%	43%

Class P

	Six months ended December 31, 2022	Years ended June 30,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.15	$12.53	$9.66	$10.04	$10.23	$9.61
Net investment income (loss)[2]	0.01	0.09	0.09	0.18	0.17	0.14
Net realized and unrealized gain (loss)	0.35	(2.37)	2.93	(0.41)	(0.18)[4]	0.63
Net increase (decrease) from operations	0.36	(2.28)	3.02	(0.23)	(0.01)	0.77
Dividends from net investment income	(0.05)	(0.16)	(0.15)	(0.15)	(0.08)	(0.15)
Distributions from net realized gains	(1.13)	(0.94)	—	—	(0.10)	—
Total dividends and distributions	(1.18)	(1.10)	(0.15)	(0.15)	(0.18)	(0.15)
Net asset value, end of period	$8.33	$9.15	$12.53	$9.66	$10.04	$10.23
Total investment return[5]	4.02%	(19.50)%	31.40%	(2.40)%	0.10%	7.94%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.24%[6,7]	1.11%[6]	1.05%	1.12%[6]	1.26%	1.70%
Expenses after fee waivers and/or expense reimbursements	1.00%[6,7]	1.00%[6]	0.99%	1.00%[6]	1.00%	1.00%
Net investment income (loss)	0.30%[7]	0.74%	0.79%	1.82%	1.80%	1.37%
Supplemental data:
Net assets, end of period (000's)	$129,128	$164,377	$380,983	$203,078	$146,616	$65,750
Portfolio turnover	2%	53%	52%	41%	57%	43%

1  For the period October 30, 2020 (commencement of operations) through June 30, 2021.

2  Calculated using the average share method.

3  Amount represents less than $0.005 per share.

4  The amount of net realized and unrealized gain per share does not correspond with the net realized and unrealized gain reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

UBS International Sustainable Equity Fund

Financial highlights

Class P2

	Six months ended December 31, 2022 (unaudited)	Years ended June 30,2022	Period ended June 30, 2021[1]
Net asset value, beginning of period	$9.18	$12.59	$10.05
Net investment income (loss)[2]	0.05	0.20	0.14
Net realized and unrealized gains (losses)	0.36	(2.41)	2.55
Net increase (decrease) from operations	0.41	(2.21)	2.69
Dividends from net investment income	(0.16)	(0.26)	(0.15)
Distributions from net realized gains	(1.13)	(0.94)	—
Total dividends and distributions	(1.29)	(1.20)	(0.15)
Net asset value, end of period	$8.30	$9.18	$12.59
Total investment return[5]	4.38%	(18.84)%	26.90%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.19%[6,7]	1.12%[6]	1.08%[7]
Expenses after fee waivers and/or expense reimbursements	0.25%[6,7]	0.25%[6]	0.22%[7]
Net investment income (loss)	1.05%[7]	1.76%	1.78%[7]
Supplemental data:
Net assets, end of period (000's)	$40,885	$40,308	$41,571
Portfolio turnover	2%	53%	52%

6  Includes interest expense representing less than 0.005%.

7  Annualized.

See accompanying notes to financial statements

UBS US Dividend Ruler Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Six months ended December 31, 2022 (unaudited)	Year ended June 30, 2022	Period ended June 30, 2021[1]
Net asset value, beginning of period	$11.83	$12.82	$10.00
Net investment income (loss)[2]	0.13	0.23	0.20
Net realized and unrealized gain (loss)	0.78	(0.84)	2.72
Net increase (decrease) from operations	0.91	(0.61)	2.92
Dividends from net investment income	(0.16)	(0.16)	(0.05)
Distributions from net realized gains	(0.15)	(0.22)	(0.05)
Total dividends and distributions	(0.31)	(0.38)	(0.10)
Net asset value, end of period	$12.43	$11.83	$12.82
Total investment return[3]	7.71%	(5.01)%	29.37%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.84%[4]	0.83%	1.57%[4]
Expenses after fee waivers and/or expense reimbursements	0.50%[4]	0.50%	0.50%[4]
Net investment income (loss)	2.04%[4]	1.76%	1.72%[4]
Supplemental data:
Net assets, end of period (000's)	$132,492	$118,829	$81,981
Portfolio turnover	22%	29%	24%

1  For the period from July 9, 2020 (commencement of operations) through June 30, 2021.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

See accompanying notes to financial statements

UBS US Quality Growth At Reasonable Price Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Six months ended December 31, 2022 (unaudited)	Year ended June 30, 2022	Period ended June 30, 2021[1]
Net asset value, beginning of period	$10.68	$13.10	$10.00
Net investment income (loss)[2]	0.03	0.04	0.04
Net realized and unrealized gain (loss)	(0.04)	(2.05)	3.10
Net increase (decrease) from operations	(0.01)	(2.01)	3.14
Dividends from net investment income	—	(0.03)	(0.01)
Distributions from net realized gains	(0.11)	(0.38)	(0.03)
Total dividends and distributions	(0.11)	(0.41)	(0.04)
Net asset value, end of period	$10.56	$10.68	$13.10
Total investment return[3]	(0.12)%	(16.06)%	31.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.83%[4,5]	0.79%	1.23%[4]
Expenses after fee waivers and/or expense reimbursements	0.50%[4,5]	0.50%	0.50%[4]
Net investment income (loss)	0.50%[4]	0.28%	0.32%[4]
Supplemental data:
Net assets, end of period (000's)	$161,206	$166,979	$116,538
Portfolio turnover	19%	30%	29%

1  For the period from July 9, 2020 (commencement of operations) through June 30, 2021.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

5  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2022	Years ended June 30,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.62	$28.15	$19.74	$19.49	$20.74	$21.26
Net investment income (loss)[1]	(0.04)	(0.13)	(0.25)	(0.11)	(0.10)	(0.17)
Net realized and unrealized gain (loss)	0.68	(7.78)	11.88	1.79	0.80	4.92
Net increase (decrease) from operations	0.64	(7.91)	11.63	1.68	0.70	4.75
Distributions from net realized gains	(0.88)	(5.62)	(3.22)	(1.43)	(1.95)	(5.27)
Net asset value, end of period	$14.38	$14.62	$28.15	$19.74	$19.49	$20.74
Total investment return[2]	4.49%	(33.31)%	59.94%	9.33%	5.95%	26.17%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.55%[4]	1.46%	1.43%	1.60%[3]	1.57%	1.66%
Expenses after fee waivers and/or expense reimbursements	1.24%[4]	1.24%	1.24%	1.24%[3]	1.24%	1.24%
Net investment income (loss)	(0.45)%[4]	(0.57)%	(0.98)%	(0.63)%	(0.53)%	(0.83)%
Supplemental data:
Net assets, end of period (000's)	$16,970	$17,387	$35,268	$22,909	$26,114	$26,498
Portfolio turnover	7%	40%	63%	79%	54%	67%

Class P

	Six months ended December 31, 2022	Years ended June 30,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$17.47	$32.44	$22.37	$21.84	$22.89	$22.92
Net investment income (loss)[1]	(0.02)	(0.08)	(0.22)	(0.08)	(0.06)	(0.13)
Net realized and unrealized gain (loss)	0.82	(9.21)	13.51	2.04	0.96	5.37
Net increase (decrease) from operations	0.80	(9.29)	13.29	1.96	0.90	5.24
Dividends from net investment income	—	(0.06)	—	—	—	—
Distributions from net realized gains	(0.88)	(5.62)	(3.22)	(1.43)	(1.95)	(5.27)
Total dividends and distributions	(0.88)	(5.68)	(3.22)	(1.43)	(1.95)	(5.27)
Net asset value, end of period	$17.39	$17.47	$32.44	$22.37	$21.84	$22.89
Total investment return[2]	4.62%	(33.13)%	60.29%	9.62%	6.24%	26.50%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.27%[4]	1.20%	1.16%	1.29%[3]	1.30%	1.34%
Expenses after fee waivers and/or expense reimbursements	0.99%[4]	0.99%	0.99%	0.99%[3]	0.99%	0.99%
Net investment income (loss)	(0.20)%[4]	(0.31)%	(0.74)%	(0.37)%	(0.27)%	(0.58)%
Supplemental data:
Net assets, end of period (000's)	$112,284	$110,879	$178,971	$92,754	$96,485	$88,845
Portfolio turnover	7%	40%	63%	79%	54%	67%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Includes interest expense representing less than 0.005%.

4  Annualized.

See accompanying notes to financial statements

UBS Sustainable Development Bank Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Six months ended December 31, 2022	Years ended June 30,			Period ended
	(unaudited)	2022	2021	2020	June 30, 2019[1]
Net asset value, beginning of period	$9.62	$10.60	$11.17	$10.58	$10.00
Net investment income (loss)[2]	0.07	0.10	0.13	0.21	0.19
Net realized and unrealized gain (loss)	(0.37)	(0.97)	(0.31)	0.63	0.58
Net increase (decrease) from operations	(0.30)	(0.87)	(0.18)	0.84	0.77
Dividends from net investment income	(0.08)	(0.10)	(0.12)	(0.21)	(0.19)
Distributions from net realized gains	—	(0.01)	(0.27)	(0.04)	—
Total dividends and distributions	(0.08)	(0.11)	(0.39)	(0.25)	(0.19)
Net asset value, end of period	$9.24	$9.62	$10.60	$11.17	$10.58
Total investment return[3]	(3.12)%	(8.13)%	(1.70)%	8.03%	7.75%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.62%[5]	0.56%	0.80%	1.07%[4]	2.19%[5]
Expenses after fee waivers and/or expense reimbursements	0.25%[5]	0.25%	0.25%	0.25%[4]	0.25%[5]
Net investment income (loss)	1.49%[5]	1.01%	1.18%	1.94%	2.67%[5]
Supplemental data:
Net assets, end of period (000's)	$8,846	$8,052	$17,510	$37,414	$25,235
Portfolio turnover	47%	47%	16%	80%	20%

Class P2

	Six months ended December 31, 2022 (unaudited)	Year ended June 30, 2022	Period ended June 30, 2021[6]
Net asset value, beginning of period	$9.61	$10.59	$11.09
Net investment income (loss)[2]	0.08	0.12	0.08
Net realized and unrealized gain (loss)	(0.37)	(0.97)	(0.23)
Net increase (decrease) from operations	(0.29)	(0.85)	(0.15)
Dividends from net investment income	(0.09)	(0.12)	(0.08)
Distributions from net realized gains	—	(0.01)	(0.27)
Total dividends and distributions	(0.09)	(0.13)	(0.35)
Net asset value, end of period	$9.23	$9.61	$10.59
Total investment return[3]	(3.05)%	(8.08)%	(1.34)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.60%[5]	0.56%	0.68%[5]
Expenses after fee waivers and/or expense reimbursements	0.15%[5]	0.15%	0.15%[5]
Net investment income (loss)	1.59%[5]	1.15%	1.09%[5]
Supplemental data:
Net assets, end of period (000's)	$66,547	$68,917	$65,659
Portfolio turnover	47%	47%	16%

1  For the period October 24, 2018 (commencement of operations) through June 30, 2019

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Includes interest expense representing less than 0.005%.

5  Annualized.

6  For the period October 30, 2020 (commencement of operations) through June 30, 2021.

See accompanying notes to financial statements

UBS Multi Income Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2022	Years ended June 30,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.27	$15.66	$15.64	$15.09	$14.40	$14.94
Net investment income (loss)[1]	0.27	0.27	0.30	0.41	0.45	0.47
Net realized and unrealized gain (loss)	(0.03)	(2.42)	(0.02)	0.50	0.65	(0.65)
Net increase (decrease) from operations	0.24	(2.15)	0.28	0.91	1.10	(0.18)
Dividends from net investment income	(0.24)	(0.24)	(0.26)	(0.36)	(0.41)	(0.36)
Net asset value, end of period	$13.27	$13.27	$15.66	$15.64	$15.09	$14.40
Total investment return[2]	1.71%	(13.91)%	1.83%	6.14%	7.63%	(1.12)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.28%[3]	1.92%	1.73%	1.59%[4]	1.68%[4]	1.45%
Expenses after fee waivers and/or expense reimbursements	0.80%[3]	0.75%	0.75%	0.75%[4]	0.75%[4]	0.75%
Net investment income (loss)	4.08%[3]	1.80%	1.90%	2.66%	3.10%	3.22%
Supplemental data:
Net assets, end of period (000's)	$536	$570	$681	$650	$488	$108
Portfolio turnover	16%	248%	169%	209%	234%	236%

Class P

	Six months ended December 31, 2022	Years ended June 30,
	(unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.28	$15.67	$15.65	$15.10	$14.41	$14.94
Net investment income (loss)[1]	0.29	0.31	0.34	0.45	0.49	0.49
Net realized and unrealized gain (loss)	(0.05)	(2.43)	(0.02)	0.50	0.64	(0.63)
Net increase (decrease) from operations	0.24	(2.12)	0.32	0.95	1.13	(0.14)
Dividends from net investment income	(0.24)	(0.27)	(0.30)	(0.40)	(0.44)	(0.39)
Net asset value, end of period	$13.28	$13.28	$15.67	$15.65	$15.10	$14.41
Total investment return[2]	1.84%	(13.68)%	2.07%	6.40%	7.95%	(0.88)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.08%[3]	1.71%	1.52%	1.38%[4]	1.45%[4]	1.30%
Expenses after fee waivers and/or expense reimbursements	0.55%[3]	0.50%	0.50%	0.50%[4]	0.50%[4]	0.50%
Net investment income (loss)	4.33%[3]	2.06%	2.15%	2.92%	3.35%	3.29%
Supplemental data:
Net assets, end of period (000's)	$25,211	$26,702	$34,629	$37,048	$38,949	$41,245
Portfolio turnover	16%	248%	169%	209%	234%	236%
1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

The UBS Funds

Notes to financial statements (unaudited)

Organization and significant accounting policies

The UBS Funds (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has eleven Funds available for investment, each having its own investment objectives and policies: UBS All China Equity Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund, UBS US Dividend Ruler Fund, UBS US Quality Growth At Reasonable Price Fund, UBS U.S. Small Cap Growth Fund, UBS Municipal Bond Fund, UBS Sustainable Development Bank Bond Fund, and UBS Multi Income Bond Fund (formerly, UBS Total Return Bond Fund), (each a "Fund", and collectively, the "Funds"). Each of the Funds is classified as a diversified investment company with the exception of UBS Dynamic Alpha Fund, and UBS Sustainable Development Bank Bond Fund, which are classified as non-diversified for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor") serves as the investment advisor and administrator for the Funds. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Funds. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Funds currently offer Class A and Class P shares, with the exception of (1) UBS All China Equity Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund and UBS Sustainable Development Bank Bond Fund, which currently also offer Class P2 shares and (2) UBS US Dividend Ruler Fund and UBS US Quality Growth At Reasonable Price Fund, which currently only offer Class P shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges, fee waiver/expense cap/expense reimbursement arrangements and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class P and Class P2 shares have no service or distribution plan.

The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on a pro rata basis.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Under certain circumstances, shareholders of the Funds may receive payment for redemptions in securities rather than in cash.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The UBS Funds

Notes to financial statements (unaudited)

In December 2022, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2022-06 ("ASU 2022-06"), "Reference Rate Reform (Topic 848)". ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund , using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation: The books and records of the Funds are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

The UBS Funds

Notes to financial statements (unaudited)

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Many financial instruments, financings or other transactions to which a Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate ("LIBOR"). LIBOR is widely used in financial markets. In July 2017, the United Kingdom's financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect a Fund's performance or NAV. Certain LIBOR tenors were discontinued by the end of 2021, while the discontinuation of others have been extended to June 2023.

Certain impacts to public health conditions particular to the coronavirus "COVID-19" outbreak that occurred may have a significant negative impact on the operations and profitability of the issuers of the Funds' investments. The extent of the impact to the financial performance of the Funds will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

The conflict between Ukraine and the Russian Federation has resulted in significant volatility and uncertainty in financial markets. NATO, EU and G7 member countries have imposed severe and coordinated sanctions against Russia. Restrictive measures have also been imposed by Russia, and some securities traded in that country have materially declined in value and/or may no longer be tradable. These actions have resulted in significant disruptions

The UBS Funds

Notes to financial statements (unaudited)

to investing activities and businesses with operations in Russia. The longer-term impact to geopolitical norms, supply chains and investment valuations is uncertain.

Valuation of investments

Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on U.S. and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1, Level 2 and Level 3 of the fair valuation hierarchy at the end of the reporting period.

The UBS Funds

Notes to financial statements (unaudited)

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third-party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has designated UBS AM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act, and delegated to UBS AM the responsibility for making fair value determinations with respect to portfolio holdings. UBS AM, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. UBS AM has the Equities, Fixed Income, and Multi-Asset Valuation Committee (the "VC") to assist with its designated responsibilities as valuation designee with respect to the Portfolios' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Fund's investments. These inputs are summarized into the three broad levels listed below:

The UBS Funds

Notes to financial statements (unaudited)

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

Investments

Asset-backed securities: Certain Funds may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Mortgage-backed securities: Certain Funds may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and

The UBS Funds

Notes to financial statements (unaudited)

decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Real estate investment trusts: Certain Funds may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's portfolio footnotes.

Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund , normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short sales: UBS Dynamic Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Multi Income Bond Fund may engage in short sale transactions in which the Fund sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

The Fund must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Fund will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The Fund segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. The Fund incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Fund.

Because a Fund's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Fund's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the

The UBS Funds

Notes to financial statements (unaudited)

Fund's potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Fund.

For the period ended December 31, 2022, UBS Dynamic Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Multi Income Bond Fund did not engage in short sale transactions.

Treasury Inflation Protected Securities: The Funds may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the US Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Derivative instruments

Purchased options: Certain Funds may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Funds pay a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Fund of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing: Certain Funds may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

The UBS Funds

Notes to financial statements (unaudited)

In the normal course of trading activities, the Fund trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Fund will be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). It also includes written swaptions, where the Fund will be obligated to enter into a swap agreement. The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

Written options, if any, are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in options and swaptions written, at value. At December 31, 2022, the Funds did not hold any written options.

Futures contracts: Certain Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Fund , depending on the daily fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts that are held through swap contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various risks, including market, interest rate and equity risks. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Futures contracts, if any, are shown as fund holdings within the Portfolio of investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Swap agreements: Certain Funds may engage in swap agreements, including, but not limited to, interest rate, credit default and total return swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain or loss on swap agreements, in addition to realized gain or loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are

The UBS Funds

Notes to financial statements (unaudited)

usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Fund is the seller of protection are disclosed under the section "Credit default swap agreements on credit indices—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received

The UBS Funds

Notes to financial statements (unaudited)

from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities..

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Fund will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

Swap agreements, if any, are shown as portfolio holdings within the Portfolio of investments.

Forward foreign currency contracts: Certain Funds may enter into forward foreign currency contracts as part of their investment objective, for purposes of risk management or to hedge the US dollar value of portfolio securities denominated in a particular currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Derivatives by underlying risk: Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge

The UBS Funds

Notes to financial statements (unaudited)

accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Fund's portfolio of investments is representative of the volume of derivatives outstanding during the period ended December 31, 2022.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Fund's Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2022 is reflected in the Statement of assets and liabilities.

At December 31, 2022, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Dynamic Alpha Fund
Futures contracts	$33,026	$—	$—	$139,634	$172,660
Swap agreements	—	—	14,327	—	14,327
Forward foreign currency contracts	—	322,912	—	—	322,912
Total value	$33,026	$322,912	$14,327	$139,634	$509,899
UBS Global Allocation Fund
Futures contracts	$352,211	$—	$—	$801,836	$1,154,047
Swap agreements	—	—	66,566	20,857	87,423
Forward foreign currency contracts	—	885,326	—	—	885,326
Total value	$352,211	$885,326	$66,566	$822,693	$2,126,796
UBS Multi Income Bond Fund
Futures contracts	$53,086	$—	$—	$—	$53,086

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown using unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

Liability derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Dynamic Alpha Fund
Futures contracts	$(47,831)	$—	$—	$(167,023)	$(214,854)
Forward foreign currency contracts	—	(336,390)	—	—	(336,390)
Total	$(47,831)	$(336,390)	$—	$(167,023)	$(551,244)

The UBS Funds

Notes to financial statements (unaudited)

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Global Allocation Fund
Futures contracts	$(620,465)	$—	$—	$(868,948)	$(1,489,413)
Forward foreign currency contracts	—	(1,042,310)	—	—	(1,042,310)
Total	$(620,465)	$(1,042,310)	$—	$(868,948)	$(2,531,723)
UBS Multi Income Bond Fund
Futures contracts	$(20,227)	$—	$—	$—	$(20,227)
Swap agreements	—	—	—	(25,762)	(25,762)
Forward foreign currency contracts	—	(451)	—	—	(451)
Total	$(20,227)	$(451)	$—	$(25,762)	$(46,440)

1  In the Statement of assets and liabilities, options and swaptions written are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

During the period ended December 31, 2022, net realized gain (loss) from derivatives were as follows:

Realized gain (loss)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Dynamic Alpha Fund
Options and swaptions purchased	$—	$34,949	$—	$—	$34,949
Options and swaptions written	—	(21,094)	—	—	(21,094)
Futures contracts	44,974	—	—	(301,907)	(256,933)
Swap agreements	—	—	(16,406)	—	(16,406)
Forward foreign currency contracts	—	201,911	—	—	201,911
Total net realized gains (loss)	$44,974	$215,766	$(16,406)	$(301,907)	$(57,573)
UBS Global Allocation Fund
Options and swaptions purchased	$—	$—	$—	$856,895	$856,895
Futures contracts	(1,741,621)	—	—	(3,635,938)	(5,377,559)
Swap agreements	—	—	201,710	(2,053,878)	(1,852,168)
Forward foreign currency contracts	—	845,050	—	—	845,050
Total net realized gains (loss)	$(1,741,621)	$845,050	$201,710	$(4,832,921)	$(5,527,782)
UBS Multi Income Bond Fund
Options and swaptions purchased	$(65,025)	$—	$—	$—	$(65,025)
Options and swaptions written	37,575	—	—	—	37,575
Futures contracts	228,707	—	—	—	228,707
Swap agreements	—	—	—	34,636	34,636
Forward foreign currency contracts	—	22,035	—	—	22,035
Total net realized gains (loss)	$201,257	$22,035	$—	$34,636	$257,928

1  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options and swaptions purchased is shown in the Statement of operations in net realized gain (loss) on investments.

The UBS Funds

Notes to financial statements (unaudited)

During the period ended December 31, 2022, net unrealized appreciation (depreciation) from derivatives were as follows:

Net change in unrealized appreciation (depreciation)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Dynamic Alpha Fund
Futures contracts	$37,959	$—	$—	$58,721	$96,680
Swap agreements	—	—	141,497	—	141,497
Foreign forward currency contracts	—	37,855	—	—	37,855
Net change in appreciation (depreciation)	$37,959	$37,855	$141,497	$58,721	$276,032
UBS Global Allocation Fund
Futures contracts	$121,159	$—	$—	$218,023	$339,182
Swap agreements	—	—	(116,668)	1,223,512	1,106,844
Foreign forward currency contracts	—	276,091	—	—	276,091
Net change in appreciation (depreciation)	$121,159	$276,091	$(116,668)	$1,441,535	$1,722,117
UBS Multi Income Bond Fund
Futures contracts	$130,370	$—	$—	$—	$130,370
Swap agreements	—	—	—	(25,762)	(25,762)
Foreign forward currency contracts	—	(451)	—	—	(451)
Net change in appreciation (depreciation)	$130,370	$(451)	$—	$(25,762)	$104,157

1  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options and swaptions purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives: The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce their credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At December 31, 2022, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

UBS Dynamic Alpha Fund

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$509,899	$(551,244)
Derivatives not subject to a MNA or similar agreements[1]	(186,987)	214,854
Total gross amount of assets and liabilities subject to MNA or similar agreements	$322,912	$(336,390)

The UBS Funds

Notes to financial statements (unaudited)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$12,255	$—	$—	$12,255
BOA	67,178	(67,178)	—	—
CITI	23,679	—	—	23,679
GSI	2,738	—	—	2,738
HSBC	7,993	(1,502)	—	6,491
JPMCB	125,830	—	(125,830)	—
MSCI	54,306	(54,306)	—	—
SSC	28,933	(11,098)	—	17,835
Total	$322,912	$(134,084)	$(125,830)	$62,998
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BOA	$(140,024)	$67,178	$—	$(72,846)
CIBC	(90,541)	—	—	(90,541)
HSBC	(1,502)	1,502	—	—
MSCI	(93,225)	54,306	—	(38,919)
SSC	(11,098)	11,098	—	—
Total	$(336,390)	$134,084	$—	$(202,306)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

UBS Global Allocation Fund

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$2,126,796	$(2,531,723)
Derivatives not subject to a MNA or similar agreements[1]	(1,220,613)	1,489,413
Total gross amount of assets and liabilities subject to MNA or similar agreements	$906,183	$(1,042,310)

The UBS Funds

Notes to financial statements (unaudited)

The following tables present the Portfolio's derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$11,996	$(11,996)	$—	$—
BOA	215,020	(215,020)	—	—
CIBC	50,763	(50,763)	—	—
CITI	21,000	(21,000)	—	—
GSI	20,719	—	—	20,719
HSBC	55,957	(15,351)	—	40,606
JPMCB	151,261	—	—	151,261
MSCI	329,224	(329,224)	—	—
SSC	50,243	(21,973)	—	28,270
Total	$906,183	$(665,327)	$—	$240,856
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(212,039)	$11,996	$—	$(200,043)
BOA	(228,205)	215,020	—	(13,185)
CIBC	(136,297)	50,763	—	(85,534)
CITI	(23,708)	21,000	—	(2,708)
HSBC	(15,351)	15,351	—	—
MSCI	(404,737)	329,224	—	(75,513)
SSC	(21,973)	21,973	—	—
Total	$(1,042,310)	$665,327	$—	$(376,983)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

UBS Multi Income Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$53,086	$(46,440)
Derivatives not subject to a MNA or similar agreements[1]	(53,086)	20,227
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$(26,213)

The UBS Funds

Notes to financial statements (unaudited)

The following tables present the Portfolio's derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(25,762)	$—	$—	$(25,762)
BOA	(451)	—	—	(451)
Total	$(26,213)	$—	$—	$(26,213)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	Annual rate as a percentage of each Fund's average daily net assets
UBS All China Equity Fund	0.850% up to $250 million 0.825% above $250 million up to $500 million 0.800% above $500 million up to $750 million 0.775% above $750 million up to $1 billion 0.750% above $1 billion
UBS Dynamic Alpha Fund	0.850% up to $500 million
0.800% above $500 million up to $1 billion
0.750% above $1 billion up to $1.5 billion
0.725% above $1.5 billion up to $2 billion
0.700% above $2 billion up to $4 billion
0.680% above $4 billion
UBS Global Allocation Fund	0.800% up to $500 million
0.750% above $500 million up to $1 billion
0.700% above $1 billion up to $1.5 billion
0.675% above $1.5 billion up to $2 billion
0.650% above $2 billion up to $3 billion
0.630% above $3 billion up to $6 billion
0.610% above $6 billion
UBS Emerging Markets Equity Opportunity Fund	0.900% up to $250 million 0.875% above $250 million up to $500 million 0.850% above $500 million up to $750 million 0.825% above $750 million up to $1 billion 0.750% above $1 billion
UBS Engage For Impact Fund	0.750% up to $250 million 0.725% above $250 million

The UBS Funds

Notes to financial statements (unaudited)

Fund	Annual rate as a percentage of each Fund's average daily net assets
UBS International Sustainable Equity Fund	0.800% up to $250 million
0.775% above $250 million up to $500 million
0.750% above $500 million up to $750 million
0.725% above $750 million up to $1 billion
0.675% above $1 billion up to $1.5 billion
0.650% above $2 billion
UBS US Dividend Ruler Fund	0.500% all assets
UBS US Quality Growth At Reasonable Price Fund	0.500% all assets
UBS U.S. Small Cap Growth Fund*	0.150% up to $250 million 0.145% above $250 million up to $500 million 0.140% above $500 million up to $750 million 0.135% above $750 million up to $1 billion 0.130% above $1 billion
UBS Sustainable Development Bank Bond Fund	0.800% up to $500 million 0.775% above $500 million
UBS Multi Income Bond Fund**	0.500% up to $250 million 0.490% above $250 million up to $500 million 0.480% above $500 million up to $750 million 0.470% above $750 million

*  Prior to June 13, 2022, the investment advisory fee payable to the Advisor, before fee waivers and/or expense reimbursements, by the Fund was: 0.850% on the first $1 billion assets under management and 0.825% on assets under management above $1 billion.

**  Prior to June 13, 2022, the investment advisory fee payable to the Advisor, before fee waivers and/or expense reimbursements, by the Fund was: 0.50% on all assets under management.

For UBS All China Equity Fund, UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS Dynamic Alpha Fund, UBS US Dividend Ruler Fund, UBS US Quality Growth At Reasonable Price Fund, UBS U.S. Small Cap Growth Fund, UBS Sustainable Development Bank Bond Fund, and UBS Multi Income Bond Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy related expenses) to the extent necessary so that the Funds' ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, dividend expense and security loan fees for securities sold short and extraordinary expenses, such as proxy related expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS International Sustainable Equity Fund, the Advisor has agreed to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) do not exceed limit of each class of shares as indicated in the following table. The contractual fee waiver and/or expense reimbursement agreement for each Fund, except UBS International Sustainable Equity Fund, will remain in place through the period ending October 28, 2022. The fee waiver and/or expense reimbursement agreement for UBS International Sustainable Equity Fund is irrevocable. Investment advisory fees, including the dollar amount waived or reimbursed, for the period ended December 31, 2022 were as follows:

Fund	Class A expense cap	Class P expense cap	Class P2 expense cap	Amount due to (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed
UBS All China Equity Fund	1.35%	1.10%	0.30%	$(20,470)	$13,879	$(133,752)
UBS Dynamic Alpha Fund	1.35	1.10	—	(5,072)	110,256	(177,939)
UBS Global Allocation Fund	1.20	0.95	—	51,115	747,495	(236,167)

The UBS Funds

Notes to financial statements (unaudited)

Fund	Class A expense cap	Class P expense cap	Class P2 expense cap	Amount due to (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed
UBS Emerging Markets Equity Opportunity Fund	1.25%	1.00%	0.40%	$67,972	$2,331,329	$(1,924,418)
UBS Engage For Impact Fund	1.10	0.85	0.25	(15,256)	183,306	(272,445)
UBS International Sustainable Equity Fund	1.25	1.00	0.25	62,691	785,712	(364,981)
UBS US Dividend Ruler Fund	N/A	0.50	—	18,620	313,894	(211,740)
UBS US Quality Growth At Reasonable Price Fund	N/A	0.50	—	18,671	441,479	(291,026)
UBS U.S. Small Cap Growth Fund	1.24	0.99	—	56,286	581,622	(194,991)
UBS Sustainable Development Bank Bond Fund	0.35	0.25	0.15	(19,354)	57,291	(169,760)
UBS Multi Income Bond Fund	0.75	0.50	—	(31,635)	66,730	(204,444)

For UBS All China Equity Fund Class P2, UBS Emerging Markets Equity Opportunity Fund Class P2, UBS Engage For Impact Fund Class P2, UBS International Sustainable Equity Fund Class P2, and UBS Sustainable Development Bank Bond Fund P2, the Advisor has entered into a written agreement pursuant to which the Advisor has agreed to waive all or a portion of its retained management fees. For the period ended December 31, 2022, the advisory fees waived were $9,947, $1,822,582, $156,083, $161,611 and $51,300, respectively. In addition these waivers are included within the fees waived/expenses reimbursed amount disclosed in the table above.

Each Fund, except for UBS International Sustainable Equity Fund and UBS Emerging Markets Equity Opportunity Fund Class P2, will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the period ended December 31, 2022 are subject to repayment through June 30, 2026.

At December 31, 2022, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2023	Expires June 30, 2024	Expires June 30, 2025	Expires June 30, 2026
UBS All China Equity Fund—Class P	$418,496	$—	$126,792[1]	$253,147	$38,557
UBS All China Equity Fund—Class P2	115,451	—	—	30,203[2]	85,248
UBS Dynamic Alpha Fund—Class A	652,988	163,867	200,016	182,227	106,878
UBS Dynamic Alpha Fund—Class P	434,856	109,524	131,326	122,945	71,061
UBS Global Allocation Fund—Class A	1,324,881	409,362	397,866	331,216	186,437
UBS Global Allocation Fund—Class P	343,241	103,031	103,690	86,790	49,730
UBS Emerging Markets Equity Opportunity Fund—Class P	688,115	129,108	152,268	304,903	101,836
UBS Engage For Impact Fund—Class P	492,056	295,800	127,379	47,256	21,621
UBS Engage For Impact Fund—Class P2	407,944	—	121,244[3]	191,959	94,741
UBS US Dividend Ruler Fund—Class P	1,003,733	—	420,243[4]	371,750	211,740
UBS US Quality Growth At Reasonable Price Fund—Class P	1,220,026	—	457,635[4]	471,365	291,026
UBS U.S. Small Cap Growth Fund—Class A	227,760	80,713	59,658	59,364	28,025
UBS U.S. Small Cap Growth Fund—Class P	1,010,654	268,927	250,475	324,286	166,966
UBS Sustainable Development Bank Bond Fund—Class P	508,715	296,902	146,863	50,356	14,594
UBS Sustainable Development Bank Bond Fund—Class P2	394,116	—	111,841[5]	178,409	103,866
UBS Multi Income Bond Fund—Class A	24,104	5,271	6,484	8,184	4,165
UBS Multi Income Bond Fund—Class P	1,289,608	333,503	368,549	387,277	200,279

The UBS Funds

Notes to financial statements (unaudited)

1  For the period from February 23, 2021 (commencement of operations) through June 30, 2021.

2  For the period from April 21, 2022 (commencement of operations) through June 30, 2022.

3  For the period from February 24, 2021 (commencement of operations) through June 30, 2021.

4  For the period from July 9, 2020 (commencement of operations) through June 30, 2021.

5  For the period from October 30, 2020 (commencement of operations) through June 30, 2021.

Each Fund pays UBS AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2022, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS All China Equity Fund	$207	$1,225
UBS Dynamic Alpha Fund	1,562	9,728
UBS Global Allocation Fund	11,488	70,078
UBS Emerging Markets Equity Opportunity Fund	9,879	197,498
UBS Engage For Impact Fund	3,188	18,330
UBS International Sustainable Equity Fund	9,504	73,661
UBS US Dividend Ruler Fund	8,341	47,084
UBS US Quality Growth At Reasonable Price Fund	10,700	66,221
UBS U.S. Small Cap Growth Fund	8,492	51,320
UBS Sustainable Development Bank Bond Fund	4,834	28,646
UBS Multi Income Bond Fund	1,664	10,010

For UBS Emerging Markets Equity Opportunity Fund Class P2 and UBS International Sustainable Equity Fund P2, the Advisor has entered into a written agreement pursuant to which the Advisor has agreed to waive its retained administration fees. For the period ended December 31, 2022, the administration fees waived were $134,140 and $9,235, respectively and such amounts are not subject to future recoupment.

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2022 have been included near the end of each Fund's Portfolio of investments.

During the period ended December 31, 2022, the Funds listed below paid broker commissions to affiliates of the investment advisor as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within investments at cost of unaffiliated issuers, and the Statement of operations within net realized gain (loss) on, and/or change in net unrealized appreciation (depreciation) on investments and/or futures contracts.

Fund	UBS Group AG
UBS Emerging Markets Equity Opportunity Fund	$10,941
UBS Engage For Impact Fund	22
UBS International Sustainable Equity Fund	910

During the period ended, December 31, 2022, some of the Funds engaged in purchase and sale transactions where an affiliate was underwriter. In such cases, the affiliate underwriter was not compensated and each trade was approved by the Board.

Service and distribution plans

UBS AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans ("the Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Plans govern payments

The UBS Funds

Notes to financial statements (unaudited)

made for the expenses incurred in the service and/or distribution of Class A shares. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A
UBS All China Equity Fund	0.25%
UBS Dynamic Alpha Fund	0.25
UBS Global Allocation Fund	0.25
UBS Emerging Markets Equity Opportunity Fund	0.25
UBS Engage For Impact Fund	0.25
UBS International Sustainable Equity Fund	0.25
UBS U.S. Small Cap Growth Fund	0.25
UBS Sustainable Development Bank Bond Fund	0.25
UBS Multi Income Bond Fund	0.25

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A shares. At December 31, 2022, certain Funds owed UBS AM (US) service and distribution fees, and for the period ended December 31, 2022, certain Funds were informed by UBS AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned by distributor
UBS Dynamic Alpha Fund—Class A	$3,169	$1,109
UBS Global Allocation Fund—Class A	29,053	118
UBS U.S. Small Cap Growth Fund—Class A	3,575	—
UBS Multi Income Bond Fund—Class A	105	—

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Funds pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Funds' transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the period ended December 31, 2022, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total delegated service fees as follows:

Fund	Delegated services Fund fees earned
UBS All China Equity Fund	$1
UBS Dynamic Alpha Fund	6,550
UBS Global Allocation Fund	23,640
UBS Emerging Markets Equity Opportunity Fund	13,370
UBS Engage For Impact Fund	5,019
UBS International Sustainable Equity Fund	9,722
UBS US Dividend Ruler Fund	17,803
UBS US Quality Growth At Reasonable Price Fund	25,464
UBS U.S. Small Cap Growth Fund	2,693
UBS Sustainable Development Bank Bond Fund	5,547
UBS Multi Income Bond Fund	457

The UBS Funds

Notes to financial statements (unaudited)

Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured by cash, U.S. government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% of the market value for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, U.S. government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Fund, which is included in the Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Fund's lending agent.

At December 31, 2022, the following Funds had securities on loan at value, cash collateral and non-cash collateral as follows:

Fund	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
UBS All China Equity Fund	$88,483	$—	$93,385	$93,385	U.S. Treasury Notes and U.S. Treasury Bills
UBS Dynamic Alpha Fund	1,234,518	1,141,725	136,474	1,278,199	U.S. Treasury Notes and U.S. Treasury Bills
UBS Global Allocation Fund	3,745,823	2,173,745	1,776,492	3,950,237	U.S. Treasury Notes and U.S. Treasury Bills
UBS Engage For Impact Fund	2,775,989	130,208	2,765,715	2,895,923	U.S. Treasury Notes and U.S. Treasury Bills
UBS International Sustainable Equity Fund	10,632,580	6,349,238	4,844,974	11,194,212	U.S. Treasury Notes and U.S. Treasury Bills
UBS U.S. Small Cap Growth Fund	3,442,475	296,925	3,235,136	3,532,061	U.S. Treasury Notes and U.S. Treasury Bills
UBS Sustainable Development Bank Bond Fund	4,699,424	4,800,338	—	4,800,338
UBS Multi Income Bond Fund	622,148	636,125	—	636,125

*  These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

The table below represents the disaggregation at December 31, 2022 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Funds or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total gross amount of recognized
Fund	Equity securities	Corporate bonds	liabilities for securities lending transactions
UBS Dynamic Alpha Fund	$—	$1,141,725	$1,141,725
UBS Global Allocation Fund	2,173,745	—	2,173,745
UBS US Engage for Impact fund	130,208	—	130,208
UBS International Sustainable Equity Fund	6,349,238	—	6,349,238
UBS U.S. Small Cap Growth Fund	296,925	—	296,925
UBS Sustainable Development Bank Bond Fund	4,800,338	—	4,800,338
UBS Multi Income Bond Fund	—	636,125	636,125

The UBS Funds

Notes to financial statements (unaudited)

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. The funds covered by the Committed Credit Facility have agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization.

For the period ended December 31, 2022, the following Funds had borrowings as follows:

Fund	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
UBS Emerging Markets Equity Opportunity Fund	$3,830,795	2	$1,102	5.180%
UBS Engage For Impact Fund	565,931	3	209	4.430
UBS International Sustainable Equity Fund	1,866,813	13	3,738	5.545
UBS US Quality Growth At Reasonable Price Fund	547,555	3	236	5.180

Commission recapture program

Certain Funds participate in a brokerage commission recapture program. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2022, there were no recaptured commissions on the Funds. The commission recapture arrangement was terminated on August 10, 2022.

Purchases and sales of securities

For the period December 31, 2022, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases	Sales
UBS All China Equity Fund	$13,829	$307,072
UBS Dynamic Alpha Fund	794,741	2,204,581
UBS Global Allocation Fund	111,862,130	126,981,578
UBS Emerging Markets Equity Opportunity Fund	130,073,643	198,358,710
UBS Engage For Impact Fund	19,001,380	15,601,663
UBS International Sustainable Equity Fund	4,052,539	44,622,342
UBS US Dividend Ruler Fund	31,048,938	26,758,049
UBS US Quality Growth At Reasonable Price Fund	31,710,512	36,801,858
UBS U.S. Small Cap Growth Fund	9,489,066	12,976,439
UBS Sustainable Development Bank Bond Fund	36,794,216	39,879,299
UBS Multi Income Bond Fund	4,372,781	3,927,539

The UBS Funds

Notes to financial statements (unaudited)

Shares of beneficial interest

There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Funds for the period ended December 31, 2022 were as follows:

UBS All China Equity Fund
For the six months ended December 31, 2022:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares repurchased	—	—	(59,011)	(370,000)
Dividends reinvested	1,077	5,582	8,841	45,620
Net increase (decrease)	1,077	$5,582	(50,170)	$(324,380)

For the year ended June 30, 2022:

	Class P		Class P2[1]
	Shares	Amount	Shares	Amount
Shares sold	178,322	$1,275,000	504,084	$2,980,000
Shares repurchased	(200,000)	(1,430,000)	—	—
Net increase (decrease)	(21,678)	$(155,000)	504,084	$2,980,000

1  For the period from April 21, 2022 (commencement of operations) through June 30, 2022.

UBS Dynamic Alpha Fund
For the six months ended December 31, 2022:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	71,430	$407,860	59,233	$351,591
Shares repurchased	(359,288)	(2,060,380)	(380,328)	(2,228,845)
Dividends reinvested	152,111	819,878	98,661	548,555
Net increase (decrease)	(135,747)	$(832,642)	(222,434)	$(1,328,699)

For the year ended June 30, 2022:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	25,484	$152,596	271,541	$1,772,627
Shares repurchased	(455,607)	(2,900,779)	(555,499)	(3,631,478)
Dividends reinvested	282,505	1,714,805	197,351	1,231,472
Net increase (decrease)	(147,618)	$(1,033,378)	(86,607)	$(627,379)

The UBS Funds

Notes to financial statements (unaudited)

UBS Global Allocation Fund
For the six months ended December 31, 2022:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	19,331	$192,589	56,232	$610,649
Shares repurchased	(941,850)	(9,792,775)	(359,374)	(3,842,412)
Dividends reinvested	586,059	5,801,983	165,436	1,694,068
Net increase (decrease)	(336,460)	$(3,798,203)	(137,706)	$(1,537,695)

For the year ended June 30, 2022:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	25,173	$310,380	121,149	$1,642,720
Shares repurchased	(1,506,522)	(19,240,423)	(457,828)	(6,173,606)
Dividends reinvested	2,292,309	27,920,324	650,782	8,167,316
Net increase (decrease)	810,960	$8,990,281	314,103	$3,636,430

UBS Emerging Markets Equity Opportunity Fund
For the six months ended December 31, 2022:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	1,372,410	$9,671,414	17,518,387	$130,169,158
Shares repurchased	(6,971,415)	(51,018,192)	(22,065,369)	(159,841,269)
Dividends reinvested	243,790	1,760,164	1,108,438	7,980,757
Net increase (decrease)	(5,355,215)	$(39,586,614)	(3,438,544)	$(21,691,354)

For the year ended June 30, 2022:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	4,726,455	$46,248,143	27,267,167	$264,345,921
Shares repurchased	(11,409,617)	(107,816,815)	(35,026,698)	(355,815,030)
Dividends reinvested	1,943,668	18,562,033	4,939,035	47,414,731
Net increase (decrease)	(4,739,494)	$(43,006,639)	(2,820,496)	$(44,054,378)

The UBS Funds

Notes to financial statements (unaudited)

UBS Engage For Impact Fund
For the six months ended December 31, 2022:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	171,397	$1,762,651	505,747	$5,229,513
Shares repurchased	(44,457)	(458,110)	(570,085)	(5,844,137)
Dividends reinvested	1,104	11,327	56,357	577,660
Net increase (decrease)	128,044	$1,315,868	(7,981)	$(36,964)

For the year ended June 30, 2022:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	360,518	$4,551,757	1,197,563	$15,604,143
Shares repurchased	(305,970)	(3,636,503)	(620,152)	(7,717,553)
Dividends reinvested	30,309	387,354	440,302	5,618,257
Net increase (decrease)	84,857	$1,302,608	1,017,713	$13,504,847

UBS International Sustainable Equity Fund
For the six months ended December 31, 2022:

	Class A		Class P		Class P2
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	6,142	$54,071	1,898,442	$16,722,428	593,209	$5,377,851
Shares repurchased	(109,663)	(979,011)	(6,185,896)	(54,636,945)	(717,983)	(6,476,296)
Dividends reinvested	53,124	440,395	1,826,515	15,123,541	664,081	5,478,670
Net increase (decrease)	(50,397)	$(484,545)	(2,460,939)	$(22,790,976)	539,307	$4,380,225

For the year ended June 30, 2022:

	Class A		Class P		Class P2
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	38,267	$437,024	10,793,404	$124,410,780	1,375,046	$15,667,266
Shares repurchased	(307,592)	(3,041,390)	(25,816,229)	(289,810,243)	(711,334)	(7,596,957)
Dividends reinvested	62,958	671,131	2,573,269	27,482,511	422,701	4,514,447
Net increase (decrease)	(206,367)	$(1,933,235)	(12,449,556)	$(137,916,952)	1,086,413	$12,584,756

The UBS Funds

Notes to financial statements (unaudited)

UBS US Dividend Ruler Fund
For the six months ended December 31, 2022:

	Class P
	Shares	Amount
Shares sold	1,892,547	$23,143,238
Shares repurchased	(1,511,150)	(18,626,545)
Dividends reinvested	230,974	2,843,290
Net increase (decrease)	612,371	$7,359,983

For the year ended June 30, 2022:

	Class P
	Shares	Amount
Shares sold	5,501,344	$71,850,798
Shares repurchased	(2,070,716)	(26,430,377)
Dividends reinvested	219,574	2,883,002
Net increase (decrease)	3,650,202	$48,303,423

UBS US Quality Growth At Reasonable Price Fund
For the six months ended December 31, 2022:

	Class P
	Shares	Amount
Shares sold	2,858,565	$31,648,489
Shares repurchased	(3,367,124)	(37,009,301)
Dividends reinvested	146,866	1,539,152
Net increase (decrease)	(361,693)	$(3,821,660)

For the year ended June 30, 2022:

	Class P
	Shares	Amount
Shares sold	10,682,864	$138,717,101
Shares repurchased	(4,268,432)	(51,795,876)
Dividends reinvested	317,326	4,369,581
Net increase (decrease)	6,731,758	$91,290,806

The UBS Funds

Notes to financial statements (unaudited)

UBS U.S. Small Cap Growth Fund
For the six months ended December 31, 2022:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	42,621	$664,350	395,299	$7,377,841
Shares repurchased	(112,646)	(1,777,146)	(599,305)	(11,008,324)
Dividends reinvested	60,544	857,906	315,473	5,404,059
Net increase (decrease)	(9,481)	$(254,890)	111,467	$1,773,576

For the year ended June 30, 2022:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	81,350	$1,691,411	1,061,835	$24,683,401
Shares repurchased	(418,020)	(9,272,176)	(1,434,370)	(37,338,237)
Dividends reinvested	272,963	5,486,549	1,200,697	28,804,727
Net increase (decrease)	(63,707)	$(2,094,216)	828,162	$16,149,891

UBS Sustainable Development Bank Bond Fund
For the six months ended December 31, 2022:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	349,986	$3,281,564	1,084,079	$10,156,353
Shares repurchased	(231,875)	(2,210,246)	(1,108,787)	(10,318,556)
Dividends reinvested	2,528	23,595	67,249	627,466
Net increase (decrease)	120,639	$1,094,913	42,541	$465,263

For the year ended June 30, 2022:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	588,463	$6,151,254	4,009,512	$41,133,389
Shares repurchased	(1,407,212)	(14,065,763)	(3,126,652)	(31,626,275)
Dividends reinvested	3,173	32,486	87,553	891,799
Net increase (decrease)	(815,576)	$(7,882,023)	970,413	$10,398,913

The UBS Funds

Notes to financial statements (unaudited)

UBS Multi Income Bond Fund
For the six months ended December 31, 2022:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,691	$76,022	514	$6,880
Shares repurchased	(8,780)	(116,138)	(139,072)	(1,844,059)
Dividends reinvested	560	7,412	26,812	355,243
Net increase (decrease)	(2,529)	$(32,704)	(111,746)	$(1,481,936)

For the year ended June 30, 2022:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	9,201	$143,666	6,595	$100,629
Shares repurchased	(10,326)	(155,121)	(235,785)	(3,506,014)
Dividends reinvested	573	8,521	29,410	438,099
Net increase (decrease)	(552)	$(2,934)	(199,780)	$(2,967,286)

Federal tax status

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended June 30, 2022 was as follows:

Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from long term realized capital gains	Total distributions paid
UBS All China Equity Fund	$—	$10,340	$—	$10,340
UBS Dynamic Alpha Fund	—	3,291,732	—	3,291,732
UBS Global Allocation Fund	—	16,691,643	22,712,391	39,404,034
UBS Emerging Markets Equity Opportunity Fund	—	22,612,292	56,369,941	78,982,233
UBS Engage For Impact Fund	—	3,471,448	3,104,392	6,575,840
UBS International Sustainable Equity Fund	—	6,376,593	28,919,634	35,296,227
UBS US Dividend Ruler Fund	—	2,912,679	381,027	3,293,706
UBS US Quality Growth At Reasonable Price Fund	—	4,282,213	538,531	4,820,744
UBS U.S. Small Cap Growth Fund	—	14,968,009	20,650,352	35,618,361
UBS Sustainable Development Bank Bond Fund	—	955,117	117,447	1,072,564
UBS Multi Income Bond Fund	—	589,201	—	589,201

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis current fiscal year will be determined after the Trust's fiscal year ending June 30, 2023.

The UBS Funds

Notes to financial statements (unaudited)

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at December 31, 2022 were as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
UBS All China Equity Fund	$4,235,621	$40,398	$916,000	$(875,602)
UBS Dynamic Alpha Fund	37,196,492	784,072	10,130,921	(9,346,849)
UBS Global Allocation Fund	200,438,425	14,303,150	20,487,234	(6,184,084)
UBS Emerging Markets Equity Opportunity Fund	607,615,160	7,489,110	143,380,606	(135,891,496)
UBS Engage For Impact Fund	52,774,684	3,855,009	7,509,000	(3,653,991)
UBS International Sustainable Equity Fund	207,801,173	10,294,231	38,464,294	(28,170,063)
UBS US Dividend Ruler Fund	130,032,309	8,174,175	4,694,199	3,479,976
UBS US Quality Growth At Reasonable Price Fund	179,432,017	5,038,674	23,080,495	(18,041,821)
UBS U.S. Small Cap Growth Fund	139,478,254	17,154,835	25,544,847	(8,390,012)
UB Sustainable Development Bank Bond Fund	89,326,646	—	8,785,261	(8,785,261)
UBS Multi Income Bond Fund	29,201,083	95,633	1,957,846	(1,862,213)

Net capital losses recognized by the Funds, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

At June 30, 2022, the following Funds had net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
UBS All China Equity Fund	$179,338	$13,189	$192,527
UBS Dynamic Alpha Fund	18,514,209	13,563,387	32,077,596
UBS Sustainable Development Bank Bond Fund	248,799	904,420	1,153,219
UBS Multi Income Bond Fund	3,241,266	1,842,112	5,083,378

Qualified late year losses are deemed to arise on the first business day of a Fund's next table year. For the fiscal year ended June 30, 2022, the following Funds incurred and elected to defer qualified late year losses of the following:

		Post October capital loss
Fund	Late year ordinary loss	Short-term losses	Long-term losses
UBS Global Allocation Fund	$—	$7,306,457	$—
UBS Emerging Markets Equity Opportunity Fund	—	26,966,905	(16,388,816)
UBS US Quality Growth At Reasonable Price Fund	—	1,279,949	—
UBS U.S. Small Cap Growth Fund	291,155	1,463,526	—

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded, as of December 31, 2022, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended December 31, 2022, the Funds did not incur any interest or penalties.

The UBS Funds

Notes to financial statements (unaudited)

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Funds.

Each of the tax years in the four year fiscal period ended June 30, 2022 or since inception in the case of UBS All China Equity Fund, UBS US Dividend Ruler Fund and UBS US Quality Growth At Reasonable Price Fund remains subject to examination by the Internal Revenue Service and state taxing authorities.

The UBS Funds

General information (unaudited)

Quarterly portfolio schedule

The Funds filed its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. (Please note that on the SEC's Web site, the "filing type" designation for this information may be "NPORT-EX.") Additionally, you may obtain copies of such portfolio holdings schedules for the first and third quarters of each fiscal year from the funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

787 Seventh Avenue

New York, NY 10019-6028

S1627

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Keith Weller, Secretary of The UBS Funds, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(a)	(4) Change in the registrant's independent public accountant - not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Igor Lasun
Igor Lasun
President

Date:    March 13, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

The UBS Funds

By:	/s/ Igor Lasun
Igor Lasun
President

Date:   March 13, 2023

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:    March 13, 2023